UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07747

Nuveen Multistate Trust I

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report dated November 30, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Arizona Municipal Bond Fund

Nuveen Colorado Municipal Bond Fund

Nuveen New Mexico Municipal Bond Fund

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NUVEEN INVESTMENTS FUND REPORTS FASTER.

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“But one thing we

do know is that

a well-balanced

portfolio – often

including municipal

bonds – can provide

diversification that

can reduce overall

investment risk.”

Dear Shareholder,

Once again, I am pleased to report that during the six-month period covered by this report your Fund provided tax-free income and solid performance from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Manager’s Comments and Fund Spotlight sections of this report.

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio – often including municipal bonds – can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how a municipal bond investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

January 15, 2008

Semi-Annual Report    Page 1

Portfolio Manager’s Comments for the Nuveen Arizona,

Colorado and New Mexico Municipal Bond Funds

Portfolio manager Scott Romans examines key investment strategies and the performance of the Nuveen Arizona, Colorado and New Mexico Municipal Bond Funds. Scott, who has 7 years of investment experience, has managed the Funds since 2003.

How did the Funds perform during the six-month period ended November 30, 2007?

The table on page three provides total return performance information for the three Funds for the six-month, one-year, five-year, and ten-year periods ended November 30, 2007. Each Fund’s performance is compared with its corresponding Lipper peer fund category average, its respective state-specific Lehman Brothers Municipal Bond Index, and the national Lehman Brothers Municipal Bond Index. The factors determining the performance of each Fund are discussed later in this report.

The Arizona and New Mexico Funds saw their Class A shares at net asset value outperform their respective Lipper peer groups during the six-month reporting period, while the Colorado Fund’s Class A shares at net asset value modestly trailed its Lipper peer group. All three portfolios trailed their state-specific Lehman Brothers indexes as well as the national Lehman Brothers Municipal Bond Index.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

Our management strategies were consistent across all three Funds, although our ability to implement those strategies depended on the individual characteristics of the three portfolios as well as market conditions within each state.

During the first half of the six-month reporting period, the municipal bond market was relatively subdued. Yields moved slightly upward, while bond prices fell modestly (bond yields and prices move in opposite directions). In August, however, market conditions changed dramatically. The subprime mortgage crisis left investors worried about potential exposure to bad debts. As these worries grew, the municipal market became less liquid, and credit spreads – the premium paid to investors for taking on added credit risk – widened considerably, causing lower-rated bonds to underperform higher-rated securities.

Against this backdrop of risk-averse fixed-income investors, higher interest rates, and rising credit spreads, we believed that all three Funds were, for the most part, well-positioned from a duration standpoint, meaning that their level of sensitivity to interest rate changes was in line with our target levels. Given the market’s significant volatility in the second half of the period, we believed that this was an inopportune time to engage in significant portfolio restructuring. In this challenging environment, the Funds were hampered by weak performance from many of their lower-rated positions, which underperformed as investors avoided credit risk and favored higher-quality bonds. At the same time, the difficult market backdrop provided us with opportunities to add new lower-rated debt to the portfolios at unusual levels of value as well as better risk/reward opportunities than we have seen in many years.

In the Arizona portfolio, for example, many of our purchases were of bonds issued to fund housing development infrastructure projects. Because of troubles in the broader housing market, many investors were hesitant to invest in these types of deals. After rigorously reviewing the financial health of the issuers, however, we remained confident in their underlying credit quality and concluded that the bonds offered our shareholders excellent total-return potential relative to their risk.

Across all three portfolios, most of our bond sales were of very-short-duration bonds – including

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Total Returns as of 11/30/07

	6-Month	1-Year	5-Year	10-Year
Nuveen Arizona Municipal Bond Fund A Shares at NAV A Shares at Offer	1.98% -2.35%	1.95% -2.36%	4.01% 3.12%	4.36% 3.91%
Lipper Arizona Municipal Debt Funds Category Average[1]	0.94%	1.26%	3.99%	4.26%
Lehman Brothers Arizona Municipal Bond Index[2]	2.80%	2.93%	4.43%	5.07%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

Nuveen Colorado Municipal Bond Fund A Shares at NAV A Shares at Offer	0.99% -3.23%	0.89% -3.33%	4.37% 3.49%	4.27% 3.82%
Lipper Colorado Municipal Debt Funds Category Average[1]	1.06%	1.30%	4.05%	4.36%
Lehman Brothers Colorado Municipal Bond Index[2]	2.52%	2.69%	4.84%	5.36%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

Nuveen New Mexico Municipal Bond Fund A Shares at NAV A Shares at Offer	1.77% -2.47%	1.72% -2.52%	4.28% 3.39%	4.36% 3.91%
Lipper Other States Municipal Debt Funds Category Average[1]	1.44%	1.51%	3.66%	4.12%
Lehman Brothers New Mexico Municipal Bond Index[2]	3.21%	3.80%	4.43%	5.13%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

Returns quoted represent past performance, which is no guarantee of future results. Returns less than one year are cumulative. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

1	The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Arizona Municipal Debt Funds Category Average contained 33, 33, 28 and 23 funds, the Lipper Colorado Municipal Debt Funds Category Average had 23, 23, 23 and 19 funds, and the Lipper Other States Municipal Debt Funds Category Average had 76, 76, 70 and 54 funds for the six-month, one-year, five-year and ten-year periods ended November 30, 2007, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

2	The Lehman Brothers Arizona Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Arizona bonds with maturities of two years or greater. The Lehman Brothers Colorado Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Colorado bonds with maturities of two years or greater. The Lehman Brothers New Mexico Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt New Mexico bonds with maturities of two years or greater. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

3	The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Semi-Annual Report    Page 3

pre-refunded1 bonds – whose performance potential was expected to be limited because of their near-term maturities. Given recent market conditions and investors’ “flight to quality,” we were generally able to sell these shorter-dated bonds at what we believed were good prices and replace the issues with lower-rated alternatives offering better future performance potential. Other sales during the period included certain longer-dated holdings that we had purchased in much-lower-interest-rate environments. We exchanged these securities for bonds offering similar levels of risk but considerably more attractive yields.

Duration positioning helped the Arizona Fund’s performance during the six-month reporting period. Specifically, an underweighting in longer-duration bonds and overweightings in the better-performing short- and intermediate-duration segments of the yield curve helped the most. The Colorado and New Mexico Funds both benefited from exposure to bonds with maturity dates ranging from 2011 to 2018 – a portion of the curve that performed relatively well.

Several advanced refundings or pre-refundings of previously issued bonds also contributed to the performance of the Colorado and, to a lesser extent, New Mexico Funds. When bonds are pre-refunded, they typically see significant initial price appreciation as their credit quality improves. Pre-refunded bonds are backed by escrowed U.S. Treasury or other very-high-quality securities.

As we mentioned before, during the second half of the period investors generally avoided securities with more credit risk. Although all three Funds held lower-rated bonds, the New Mexico Fund was the least affected by widening credit spreads because of the generally higher quality of that state’s municipal market. The Arizona Fund was also helped by a relative underweighting in industrial development revenue bonds, which underperformed in the risk-averse market environment.

In the Colorado Fund, the widening-credit-spread environment led to underperformance from a surprising source – insured bonds backed by Radian Asset Assurance. During the period, Radian’s parent company disclosed some exposure to subprime debt. Although the subsidiary had negligible subprime exposure of its own, the market’s concern caused Radian-insured bonds to substantially lag the rest of the insured municipal market to levels close to what one would expect from uninsured bonds from the underlying municipal issuers. Unfortunately, the Colorado portfolio held a fairly large allocation to these Radian-insured bonds, which significantly weighed on the Fund’s recent performance. Despite their challenges, we believed that these bonds were facing short-term, temporary difficulties as opposed to long-term fundamental problems. Therefore, we took advantage of widening spreads to swap some of these positions for other Radian-insured securities offering similar levels of risk but much better embedded yields.

In the New Mexico Fund, we were primarily adding insured or otherwise high-quality housing bonds. This approach enabled us to add income to the portfolio and extend its duration. Overall, however, we were not tremendously active in adding new bonds in the New Mexico – typical for this Fund, because issuance in the state tends to be relatively sporadic. As we mentioned, bond sales generally were focused on the shortest portion of the yield curve – further helping us manage the portfolio’s duration, which was somewhat shorter than our long-range target.

Recent Market Events

Many of the municipal bonds in the portfolios are covered by policies of insurance, issued by one of several municipal bond insurers, under which the insurer guarantees the timely payment of interest and principal on the bonds. Certain of those insurers, including AMBAC, MBIA and FGIC, historically rated AAA (the highest grade), also insure investment vehicles representing interests in subprime mortgages, which suffered severe credit

1	Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Semi-Annual Report    Page 4

deterioration during the semi-annual period covered by this report. The defaults and/or credit deterioration of the subprime mortgage investments they insured have caused losses to the insurers, which has reduced the insurers’ capital and called into question the insurers’ continued ability to pay interest and principal on insured bonds for the life of those bonds. One rating agency has already reduced the rating for AMBAC-insured bonds to AA, and other rating agencies may follow, and this rating may fall even further. While the major rating agencies continue to give the other affected insurers their highest rating, as of the date this report was written one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions in the future. The value of the insurance associated with bonds held by the Funds in this report (a component of the value of the bond/insurance combination) generally declined during and after the reporting period, and further credit deterioration or rating downgrades of the insurers could cause further declines in the value of the insurance component of an insured bond, although it has not and should not affect the creditworthiness of the municipal issuer of, and the uninsured value of, the underlying bond.

Dividend Information

Throughout the six-month period, the Arizona and Colorado Funds maintained their monthly tax-free dividend, while the New Mexico Fund saw one increase in August 2007 which affected all share classes.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2007, the Arizona and New Mexico Funds had positive UNII balances for financial statement purposes and positive UNII balances, based upon our best estimate, for tax purposes. The Colorado Fund had a negative UNII balance for financial statement purposes and a positive UNII balance, based upon our best estimate, for tax purposes.

Semi-Annual Report    Page 5

Fund Spotlight as of 11/30/07 Nuveen Arizona Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.61	$10.61	$10.60	$10.61
Latest Monthly Dividend[1]	$0.0345	$0.0275	$0.0295	$0.0360
Latest Capital Gain and Ordinary Income Distribution[2]	$0.0504	$0.0504	$0.0504	$0.0504
Inception Date	10/29/86	2/03/97	2/07/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07
A Shares	NAV	Offer
1-Year	1.95%	-2.36%
5-Year	4.01%	3.12%
10-Year	4.36%	3.91%
B Shares	w/o CDSC	w/CDSC
1-Year	1.24%	-2.66%
5-Year	3.23%	3.06%
10-Year	3.74%	3.74%
C Shares	NAV
1-Year	1.47%
5-Year	3.44%
10-Year	3.79%
R Shares	NAV
1-Year	2.22%
5-Year	4.22%
10-Year	4.56%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	3.90%	3.74%
30-Day Yield[3]	3.46%	—
SEC 30-Day Yield[3,4]	—	3.31%
Taxable-Equivalent Yield[4,5]	5.04%	4.82%
B Shares	NAV
Dividend Yield[3]	3.11%
30-Day Yield[3]	2.71%
Taxable-Equivalent Yield[5]	3.94%
C Shares	NAV
Dividend Yield[3]	3.34%
30-Day Yield[3]	2.91%
Taxable-Equivalent Yield[5]	4.24%
R Shares	NAV
Dividend Yield[3]	4.07%
SEC 30-Day Yield[3]	3.66%
Taxable-Equivalent Yield[5]	5.33%

Average Annual Total Returns as of 12/31/07
A Shares	NAV	Offer
1-Year	1.93%	-2.35%
5-Year	3.48%	2.59%
10-Year	4.13%	3.69%
B Shares	w/o CDSC	w/CDSC
1-Year	1.12%	-2.79%
5-Year	2.70%	2.53%
10-Year	3.51%	3.51%
C Shares	NAV
1-Year	1.35%
5-Year	2.90%
10-Year	3.55%
R Shares	NAV
1-Year	2.19%
5-Year	3.68%
10-Year	4.34%

Portfolio Statistics
Net Assets ($000)	$80,794
Average Effective Maturity on Securities (Years)	14.10
Average Duration	7.21

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.01%	0.99%	5/31/07
Class B	1.77%	1.75%	5/31/07
Class C	1.56%	1.54%	5/31/07
Class R	0.81%	0.79%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Paid December 5, 2006. Capital gains and/or ordinary income are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal and state income tax rate of 31.3%.

Semi-Annual Report    Page 6

Fund Spotlight as of 11/30/07 Nuveen Arizona Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	22.4%
U.S. Guaranteed	19.0%
Water and Sewer	12.2%
Utilities	11.5%
Health Care	11.3%
Tax Obligation/General	9.4%
Education and Civic Organizations	7.2%
Other	7.0%
1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Manager’s Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,019.80	$1,015.70	$1,016.90	$1,020.60	$1,019.65	$1,015.89	$1,016.90	$1,020.66
Expenses Incurred During Period	$5.47	$9.25	$8.24	$4.46	$5.47	$9.25	$8.24	$4.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.08%, 1.83%, 1.63% and ..88% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 7

Fund Spotlight as of 11/30/07 Nuveen Colorado Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.21	$10.21	$10.18	$10.19
Latest Monthly Dividend[1]	$0.0350	$0.0285	$0.0305	$0.0370
Inception Date	5/04/87	2/25/97	2/05/97	2/25/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07
A Shares	NAV	Offer
1-Year	0.89%	-3.33%
5-Year	4.37%	3.49%
10-Year	4.27%	3.82%
B Shares	w/o CDSC	w/CDSC
1-Year	0.13%	-3.74%
5-Year	3.61%	3.44%
10-Year	3.65%	3.65%
C Shares	NAV
1-Year	0.27%
5-Year	3.79%
10-Year	3.69%
R Shares	NAV
1-Year	1.03%
5-Year	4.57%
10-Year	4.47%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	4.11%	3.94%
30-Day Yield[2]	3.44%	—
SEC 30-Day Yield[2,3]	—	3.29%
Taxable-Equivalent Yield[3,4]	5.01%	4.79%
B Shares	NAV
Dividend Yield[2]	3.35%
30-Day Yield[2]	2.69%
Taxable-Equivalent Yield[4]	3.92%
C Shares	NAV
Dividend Yield[2]	3.60%
30-Day Yield[2]	2.89%
Taxable-Equivalent Yield[4]	4.21%
R Shares	NAV
Dividend Yield[2]	4.36%
SEC 30-Day Yield[2]	3.63%
Taxable-Equivalent Yield[4]	5.28%

Average Annual Total Returns as of 12/31/07
A Shares	NAV	Offer
1-Year	0.98%	-3.28%
5-Year	3.85%	2.97%
10-Year	4.05%	3.61%
B Shares	w/o CDSC	w/CDSC
1-Year	0.22%	-3.66%
5-Year	3.09%	2.92%
10-Year	3.43%	3.43%
C Shares	NAV
1-Year	0.45%
5-Year	3.28%
10-Year	3.48%
R Shares	NAV
1-Year	1.21%
5-Year	4.05%
10-Year	4.26%

Portfolio Statistics
Net Assets ($000)	$43,691
Average Effective Maturity on Securities (Years)	15.60
Average Duration	6.61

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.90%	0.88%	5/31/07
Class B	1.66%	1.63%	5/31/07
Class C	1.45%	1.43%	5/31/07
Class R	0.70%	0.67%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.3%.

Semi-Annual Report    Page 8

Fund Spotlight as of 11/30/07 Nuveen Colorado Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	27.5%
U.S. Guaranteed	20.0%
Education and Civic Organizations	15.5%
Tax Obligation/General	14.7%
Health Care	14.4%
Other	7.9%
1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Manager’s Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,009.90	$1,006.00	$1,006.30	$1,010.10	$1,020.61	$1,016.85	$1,017.85	$1,021.56
Expenses Incurred During Period	$4.48	$8.25	$7.24	$3.53	$4.51	$8.29	$7.28	$3.55

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .89%, 1.64%, 1.44% and ..70% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 9

Fund Spotlight as of 11/30/07 Nuveen New Mexico Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.34	$10.34	$10.36	$10.40
Latest Monthly Dividend[1]	$0.0340	$0.0275	$0.0290	$0.0355
Inception Date	9/16/92	2/18/97	2/24/97	2/24/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07
A Shares	NAV	Offer
1-Year	1.72%	-2.52%
5-Year	4.28%	3.39%
10-Year	4.36%	3.91%
B Shares	w/o CDSC	w/CDSC
1-Year	0.96%	-2.95%
5-Year	3.50%	3.32%
10-Year	3.75%	3.75%
C Shares	NAV
1-Year	1.23%
5-Year	3.72%
10-Year	3.79%
R Shares	NAV
1-Year	1.99%
5-Year	4.50%
10-Year	4.57%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[2]	3.95%	3.78%
30-Day Yield[2]	3.58%	—
SEC 30-Day Yield[2,3]	—	3.43%
Taxable-Equivalent Yield[3,4]	5.25%	5.03%
B Shares	NAV
Dividend Yield[2]	3.19%
30-Day Yield[2]	2.84%
Taxable-Equivalent Yield[4]	4.16%
C Shares	NAV
Dividend Yield[2]	3.36%
30-Day Yield[2]	3.04%
Taxable-Equivalent Yield[4]	4.46%
R Shares	NAV
Dividend Yield[2]	4.10%
SEC 30-Day Yield[2]	3.78%
Taxable-Equivalent Yield[4]	5.54%

Average Annual Total Returns as of 12/31/07
A Shares	NAV	Offer
1-Year	2.22%	-2.08%
5-Year	3.85%	2.96%
10-Year	4.17%	3.72%
B Shares	w/o CDSC	w/CDSC
1-Year	1.56%	-2.38%
5-Year	3.09%	2.92%
10-Year	3.55%	3.55%
C Shares	NAV
1-Year	1.63%
5-Year	3.29%
10-Year	3.60%
R Shares	NAV
1-Year	2.49%
5-Year	4.07%
10-Year	4.38%

Portfolio Statistics
Net Assets ($000)	$60,858
Average Effective Maturity on Securities (Years)	16.67
Average Duration	6.09

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.89%	0.87%	5/31/07
Class B	1.65%	1.62%	5/31/07
Class C	1.44%	1.42%	5/31/07
Class R	0.69%	0.67%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal and state income tax rate of 31.8%.

Semi-Annual Report    Page 10

Fund Spotlight as of 11/30/07 Nuveen New Mexico Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	26.6%
Water and Sewer	17.2%
U.S. Guaranteed	15.3%
Education and Civic Organizations	13.4%
Housing/Multifamily	7.8%
Housing/Single Family	7.2%
Health Care	5.0%
Other	7.5%
1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Manager’s Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,017.70	$1,013.90	$1,014.70	$1,019.50	$1,020.76	$1,017.00	$1,018.00	$1,021.76
Expenses Incurred During Period	$4.35	$8.13	$7.12	$3.34	$4.36	$8.14	$7.13	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .86%, 1.61%, 1.41% and ..66% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 11

Shareholder

Meeting Report

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007.

	Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund
To approve a new investment management agreement:
For	4,183,126	2,326,193	2,729,929
Against	125,267	74,771	116,683
Abstain	89,424	101,473	176,160
Broker Non-Votes	1,612,209	445,003	810,587
Total	6,010,026	2,947,440	3,833,359

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	5,875,746	2,891,079	3,740,009
Withhold	134,280	56,361	93,350
Total	6,010,026	2,947,440	3,833,359
Jack B. Evans
For	5,864,167	2,893,636	3,740,009
Withhold	145,859	53,804	93,350
Total	6,010,026	2,947,440	3,833,359
William C. Hunter
For	5,874,360	2,893,636	3,740,009
Withhold	135,666	53,804	93,350
Total	6,010,026	2,947,440	3,833,359
David J. Kundert
For	5,865,553	2,893,636	3,740,009
Withhold	144,473	53,804	93,350
Total	6,010,026	2,947,440	3,833,359
William J. Schneider
For	5,865,553	2,891,079	3,740,009
Withhold	144,473	56,361	93,350
Total	6,010,026	2,947,440	3,833,359
Timothy R. Schwertfeger
For	5,875,746	2,893,636	3,740,009
Withhold	134,280	53,804	93,350
Total	6,010,026	2,947,440	3,833,359
Judith M. Stockdale
For	5,865,844	2,893,636	3,731,878
Withhold	144,182	53,804	101,481
Total	6,010,026	2,947,440	3,833,359

	Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen New Mexico Municipal Bond Fund
Approval of the Board Members was reached as follows:
Carole E. Stone
For	5,865,844	2,891,079	3,734,563
Withhold	144,182	56,361	98,796
Total	6,010,026	2,947,440	3,833,359

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year:
For	5,889,135	2,865,522	3,616,708
Against	81,628	35,390	62,150
Abstain	39,263	46,528	154,501
Total	6,010,026	2,947,440	3,833,359

Portfolio of Investments (Unaudited)

Nuveen Arizona Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.1%

$870	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$849,929
	Education and Civic Organizations – 7.1%

1,740	Arizona State University, Certificates of Participation, Series 2004, 5.250%, 9/01/22 – AMBAC Insured	9/14 at 100.00	AAA	1,848,959

1,000	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/21 – AMBAC Insured	7/15 at 100.00	AAA	1,061,150

550	Arizona Student Loan Acquisition Authority, Student Loan Revenue Refunding Bonds, Senior Series 1999A-1, 5.900%, 5/01/24 (Alternative Minimum Tax)	11/09 at 102.00	Aaa	576,037

540	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 1998A, 5.375%, 5/15/28	5/08 at 101.00	A–	546,674

1,335	Northern Arizona University, System Revenue Refunding Bonds, Series 2006, 5.000%, 6/01/25 – FGIC Insured	6/17 at 100.00	AAA	1,407,798

335	Yavapai County Community College District, Arizona, Revenue Bonds, Series 1993, 6.000%, 7/01/12	1/08 at 100.00	A–	335,513
5,500	Total Education and Civic Organizations			5,776,131
	Energy – 1.4%

1,250	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	1,157,750
	Health Care – 11.2%

1,335	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Series 2007A, 5.000%, 1/01/25	1/17 at 100.00	AA–	1,363,796

700	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.000%, 12/01/37	12/15 at 100.00	BBB	656,166

1,035	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2007, 5.000%, 12/01/42	12/17 at 100.00	BBB	954,839

540	Maricopa County Industrial Development Authority, Arizona, Health Facilities Revenue Bonds, Mayo Clinic, Series 2006, 5.000%, 11/15/36	5/16 at 100.00	AA	545,368

1,855	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 1998A, 5.000%, 7/01/16	7/08 at 101.00	A	1,915,046

900	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A	933,003

1,290	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A	1,312,304

370	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/16	4/15 at 100.00	Baa1	378,987

1,055	Winslow Industrial Development Authority, Arizona, Hospital Revenue Bonds, Winslow Memorial Hospital, Series 1998, 5.500%, 6/01/22	6/08 at 101.00	N/R	998,526
9,080	Total Health Care			9,058,035
	Housing/Multifamily – 3.7%

2,090	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Campaigne Place on Jackson, Series 2001, 5.700%, 6/20/31 (Alternative Minimum Tax)	6/11 at 102.00	Aaa	2,155,542

560	Phoenix Industrial Development Authority, Arizona, GNMA Collateralized Multifamily Housing Revenue Bonds, Park Lee Apartments, Series 2004A, 5.050%, 10/20/44 (Alternative Minimum Tax)	4/15 at 100.00	Aaa	546,694

2,080	Phoenix Industrial Development Authority, Arizona, Subordinate Lien Multifamily Housing Revenue Bonds, Arborwood Apartments, Series 2003B, 0.000%, 6/01/43 (4)	No Opt. Call	N/R	290,722
4,730	Total Housing/Multifamily			2,992,958
	Housing/Single Family – 0.2%

110	Maricopa County Industrial Development Authority, Arizona, Single Family Mortgage Revenue Refunding Bonds, Mortgage-Backed Securities Program, Series 1998B, 6.200%, 12/01/30 (Alternative Minimum Tax)	6/08 at 108.00	Aaa	111,266

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 9.3%

$1,500	Maricopa County School District 6, Arizona, General Obligation Refunding Bonds, Washington Elementary School, Series 2002A, 5.375%, 7/01/15 – FSA Insured	No Opt. Call	AAA	$1,688,580

1,000	Maricopa County Unified School District 11, Peoria, Arizona, General Obligation Bonds, Second Series 2005, 5.000%, 7/01/20 – FGIC Insured	7/15 at 100.00	AAA	1,066,800

39	Maricopa County Unified School District 41, Gilbert, Arizona, General Obligation Bonds, Series 1995, 6.250%, 7/01/15 – FSA Insured	7/08 at 100.00	AAA	39,631

310	Maricopa County Unified School District 80, Chandler, Arizona, School Improvement and Refunding Bonds, Series 1994, 6.250%, 7/01/11 – FGIC Insured	No Opt. Call	AAA	339,416

700	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 1992D, 7.500%, 7/01/10 – FGIC Insured	No Opt. Call	AAA	773,374

2,000	Tucson, Arizona, General Obligation Bonds, Series 2001B, 5.750%, 7/01/16	No Opt. Call	AA	2,322,320

1,250	Yuma & La Paz Counties Community College District, Arizona, General Obligation Bonds, Series 2006, 5.000%, 7/01/25 – MBIA Insured	7/16 at 100.00	AAA	1,316,350
6,799	Total Tax Obligation/General			7,546,471
	Tax Obligation/Limited – 22.2%

785	Bullhead City, Arizona, Special Assessment Bonds, East Branch Sewer Improvement District, Series 1993, 6.100%, 1/01/13	1/08 at 100.00	Baa2	785,722

525	Estrella Mountain Ranch Community Facilities District, Arizona, Special Assessment Bonds, Montecito Assessment District, Series 2007, 5.550%, 7/01/22	7/17 at 100.00	N/R	509,906

665	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, General Obligation Bonds, Series 2007, 6.125%, 7/15/27 (WI/DD, Settling 12/06/07)	7/17 at 100.00	N/R	668,298

470	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/10 at 102.00	N/R	498,388

875	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/25 – MBIA Insured	8/16 at 100.00	AAA	920,500

1,040	Marana, Arizona, Tangerine Farms Road Improvement District Revenue Bonds, Series 2006, 4.600%, 1/01/26	7/16 at 100.00	Baa1	979,004

1,115	Maricopa County Stadium District, Arizona, Revenue Refunding Bonds, Series 2002, 5.375%, 6/01/17 – AMBAC Insured	6/12 at 100.00	Aaa	1,198,034

1,600	Mesa, Arizona, Street and Highway User Tax Revenue Bonds, Series 2005, 5.000%, 7/01/24 – FSA Insured	7/15 at 100.00	AAA	1,680,768

	Peoria Improvement District, Arizona, Special Assessment District 8801 Bonds, North Valley Power Center, Series 1992:
425	7.300%, 1/01/12	1/08 at 101.00	A	430,466
460	7.300%, 1/01/13	1/08 at 101.00	A	465,897

3,335	Puerto Rico Infrastructure Finance Authority, Special Tax Revenue Bonds, Trust 1027, 3.600%, 7/01/26 – AMBAC Insured (IF)	No Opt. Call	AAA	4,524,995

1,670	San Luis Civic Improvement Corporation, Arizona, Municipal Facilities Excise Tax Revenue Bonds, Series 2005, 5.000%, 7/01/25 – XLCA Insured	7/15 at 100.00	AAA	1,747,672

	Scottsdale, Arizona, Waterfront Commercial Community Facilities District General Obligation Bonds, Series 2007:
265	6.000%, 7/15/27 (WI/DD, Settling 12/11/07)	7/17 at 100.00	N/R	265,649
310	6.050%, 7/15/32 (WI/DD, Settling 12/11/07)	7/17 at 100.00	N/R	309,148

2,770	Tempe, Arizona, Excise Tax Revenue Bonds, Series 2004, 5.250%, 7/01/18 – AMBAC Insured	7/14 at 100.00	AAA	2,991,932
16,310	Total Tax Obligation/Limited			17,976,379
	Transportation – 0.7%

500	Phoenix, Arizona, Airport Revenue Bonds, Series 1994D, 6.400%, 7/01/12 – MBIA Insured (Alternative Minimum Tax)	1/08 at 100.00	AAA	501,060

15

Portfolio of Investments (Unaudited)

Nuveen Arizona Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed – 18.8% (5)

$200	Arizona Health Facilities Authority, Hospital Revenue Bonds, Catholic Healthcare West, Series 1999A, 6.625%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 101.00	A	(5)	$218,002

1,550	Arizona Health Facilities Authority, Hospital System Revenue Bonds, John C. Lincoln Health Network, Series 2000, 6.875%, 12/01/20 (Pre-refunded 12/01/10)	12/10 at 102.00	BBB	(5)	1,731,009

160	Arizona Health Facilities Authority, Hospital System Revenue Refunding Bonds, Phoenix Baptist Hospital and Medical Center Inc. and Medical Environments Inc., Series 1992, 6.250%, 9/01/11 – MBIA Insured (ETM)	2/08 at 100.00	AAA		166,011

1,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/23 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	Aaa		1,101,550

1,730	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2001A, 5.750%, 5/15/21 (Pre-refunded 5/15/11)	5/11 at 101.00	A–	(5)	1,883,174

1,525	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Refunding Bonds, Samaritan Health Services, Series 1990A, 7.000%, 12/01/16 – MBIA Insured (ETM)	No Opt. Call	AAA		1,863,626

650	Maricopa County Union High School District 210, Phoenix, Arizona, General Obligation Bonds, Series 2004A, 5.000%, 7/01/19 (Pre-refunded 7/01/14) – FSA Insured	7/14 at 100.00	AAA		709,488

500	Mesa, Arizona, Utility System Revenue Bonds, Series 2002, 5.000%, 7/01/20 (Pre-refunded 7/01/11) – FGIC Insured	7/11 at 100.00	AAA		529,465

2,500	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2001, 5.800%, 12/01/31 (Pre-refunded 12/01/11)	12/11 at 101.00	A3	(5)	2,752,025

4,000	Tucson Industrial Development Authority, Arizona, Senior Living Facilities Revenue Bonds, Christian Care Project, Series 2000A, 5.625%, 7/01/20 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 101.00	AA	(5)	4,267,920
13,815	Total U.S. Guaranteed				15,222,270
	Utilities – 11.4%

1,000	Arizona Power Authority, Special Obligation Power Resource Revenue Refunding Crossover Bonds, Hoover Project, Series 2001, 5.250%, 10/01/15	No Opt. Call	AA		1,111,740

80	Pima County Industrial Development Authority, Arizona, Lease Obligation Revenue Refunding Bonds, Tucson Electric Power Company, Series 1988A, 7.250%, 7/15/10 – FSA Insured	1/08 at 100.00	Aaa		82,381

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR:
4,500	5.000%, 7/01/26 – XLCA Insured	7/15 at 100.00	AAA		4,653,317
1,455	5.000%, 7/01/27 – XLCA Insured	7/15 at 100.00	AAA		1,502,680

1,775	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Series 2007, 5.500%, 12/01/29	No Opt. Call	AA		1,845,485
8,810	Total Utilities				9,195,603
	Water and Sewer – 12.1%

1,005	Cottonwood, Arizona, Senior Lien Water System Revenue Bonds, Municipal Property Corporation, Series 2004, 5.000%, 7/01/24 – XLCA Insured	7/14 at 100.00	AAA		1,047,572

1,000	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/30 – XLCA Insured	7/16 at 100.00	AAA		1,045,030

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – MBIA Insured	7/14 at 100.00	AAA		1,041,200

2,600	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2002, 5.000%, 7/01/26 – FGIC Insured	7/12 at 100.00	AAA		2,694,744

1,415	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2003, 4.500%, 7/01/22	7/14 at 100.00	AA		1,445,281

1,250	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Water System Revenue Bonds, Series 2005, 5.000%, 7/01/23 – MBIA Insured	7/15 at 100.00	AAA		1,313,925

16

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
$555	4.700%, 4/01/22	4/14 at 100.00	N/R	$541,952
645	4.900%, 4/01/32	4/17 at 100.00	N/R	609,402
9,470	Total Water and Sewer			9,739,106
$77,244	Total Investments (cost $78,812,218) – 99.2%			80,126,958

	Other Assets Less Liabilities – 0.8%			666,869

	Net Assets – 100%			$80,793,827

Futures Contracts outstanding at November 30, 2007:

Type	Contract Position	Number of Contracts	Contract Expiration	Value at November 30, 2007	Unrealized Appreciation (Depreciation)
U.S. Treasury Bond	Long	3	3/08	$351,563	$8,616

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Manager’s Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Non-income producing security, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

17

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 15.3%

$430	Boulder County, Colorado, Development Revenue Bonds, University Corporation for Atmospheric Research, Series 2003, 5.000%, 9/01/23 – AMBAC Insured	9/13 at 100.00	AAA	$447,058

1,440	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy of Charter Schools – Adams County School District 12, Series 2004, 5.250%, 5/01/17 – XLCA Insured	5/14 at 100.00	AAA	1,551,787

1,130	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aurora Academy, Series 2004, 5.375%, 2/15/19 – XLCA Insured	2/14 at 100.00	AAA	1,216,852

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Belle Creek Charter School, Series 2007A, 4.625%, 3/15/37 – CIFG Insured	3/17 at 100.00	AAA	949,210

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Ridgeview Classical School, Series 2005A, 5.500%, 8/15/25 – XLCA Insured	8/15 at 100.00	AAA	1,086,500

1,355	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, University of Northern Colorado Lab School, Series 2004, 5.250%, 6/01/24 – XLCA Insured	6/14 at 100.00	AAA	1,431,679
6,355	Total Education and Civic Organizations			6,683,086
	Health Care – 14.3%

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Adventist Health, Sunbelt Obligated Group, Series 2006D, 5.125%, 11/15/29	11/16 at 100.00	A+	1,514,445

750	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.125%, 9/15/29	9/17 at 100.00	BBB–	724,170

1,000	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/25	9/14 at 100.00	A3	983,180

560	Colorado Health Facilities Authority, Revenue Bonds, Poudre Valley Health Care, Series 2005F, 5.000%, 3/01/25	3/15 at 100.00	BBB+	548,234

500	Colorado Health Facilities Authority, Revenue Bonds, Vail Valley Medical Center, Series 2001, 5.800%, 1/15/27	1/12 at 100.00	BBB	510,510

885	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30	12/10 at 101.00	A–	931,011

500	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 6.375%, 12/01/23	12/13 at 102.00	BBB–	538,790

500	University of Colorado Hospital Authority, Revenue Bonds, Series 2006A, 5.000%, 11/15/37	5/16 at 100.00	Baa1	477,230
6,195	Total Health Care			6,227,570
	Housing/Single Family – 0.6%

115	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 1999C-3, 6.750%, 10/01/21	10/09 at 105.00	Aa2	125,460

135	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000A-2, 7.450%, 10/01/16 (Alternative Minimum Tax)	10/09 at 105.00	Aa2	139,617

55	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000C-3, 7.150%, 10/01/30	4/10 at 105.00	AA	55,901
305	Total Housing/Single Family			320,978
	Long-Term Care – 2.3%

1,000	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/33 – RAAI Insured	12/12 at 100.00	AA	1,010,000
	Tax Obligation/General – 14.5%

2,000	Arapahoe County School District 6, Littleton, Colorado, General Obligation Bonds, Series 2002, 5.250%, 12/01/21 – FGIC Insured	12/12 at 100.00	AAA	2,139,920

2,150	Douglas County School District RE1, Douglas and Elbert Counties, Colorado, General Obligation Bonds, Series 2004, 5.750%, 12/15/23 – FGIC Insured	12/14 at 100.00	Aaa	2,412,495

18

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$1,085	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/15/23 – FGIC Insured	12/13 at 100.00	Aaa		$1,176,411

500	El Paso County School District 38, Lewis Palmer, Colorado, General Obligation Refunding Bonds, Series 2001, 6.000%, 12/01/21	No Opt. Call	Aa3		598,140
5,735	Total Tax Obligation/General				6,326,966
	Tax Obligation/Limited – 27.2%

500	Bowles Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 5.500%, 12/01/28 – FSA Insured	12/13 at 100.00	AAA		539,120

1,000	Commerce City, Colorado, Sales Tax and Use Revenue Bonds, Series 2006, 5.000%, 8/01/21 – AMBAC Insured	8/16 at 100.00	AAA		1,066,930

2,000	Conservatory Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	AA		1,913,020

2,000	Denver Convention Center Hotel Authority, Colorado, Senior Revenue Bonds, Convention Center Hotel, Series 2006, 5.125%, 12/01/25 – XLCA Insured	11/16 at 100.00	AAA		2,078,700

1,000	Larimer County, Colorado, Sales and Use Tax Revenue Bonds, Fairgrounds and Events Center, Series 2002, 5.500%, 12/15/18 – MBIA Insured	12/12 at 100.00	AAA		1,083,280

1,000	Mountain Village Metropolitan District, San Miguel County, Colorado, General Obligation Limited Tax Bonds, Series 2006B, 4.750%, 12/01/31 – XLCA Insured	12/16 at 100.00	AAA		996,450

1,200	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	AA		1,171,836

1,500	Regional Transportation District, Colorado, Master Lease Purchase Agreement II, Fixed Rate Certificates of Participation, Transit Vehicles Project, Series 2002A, 5.000%, 12/01/22 – AMBAC Insured	12/17 at 100.00	AAA		1,595,295

1,460	Tower Metropolitan District, Adams County, Colorado, General Obligation Limited Tax Bonds, Series 2005, 5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA		1,423,865
11,660	Total Tax Obligation/Limited				11,868,496
	Transportation – 1.3%

435	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2001, 7.000%, 5/01/21 (Alternative Minimum Tax)	5/11 at 101.00	N/R		453,022

100	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Revenue Bonds, Series 2006, 5.250%, 5/01/20 (Alternative Minimum Tax)	5/16 at 100.00	N/R		96,364
535	Total Transportation				549,386
	U.S. Guaranteed – 19.7% (4)

1,800	Arapahoe County, Colorado, Single Family Mortgage Revenue Bonds, Series 1984A, 0.000%, 9/01/10 (ETM)	No Opt. Call	AAA		1,634,256

500	Aspen Valley Hospital District, Pitkin County, Colorado, Revenue Bonds, Series 2000, 6.800%, 10/15/24 (Pre-refunded 4/15/10)	4/10 at 100.00	N/R	(4)	538,485

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Academy Charter School – Douglas County School District Re. 1, Series 2000, 6.875%, 12/15/20 (Pre-refunded 12/15/10)	12/10 at 101.00	BBB	(4)	666,462

600	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley East Charter School, Series 2000A, 7.250%, 9/15/30 (Pre-refunded 9/15/11)	9/11 at 100.00	Ba1	(4)	682,746

500	Colorado Educational and Cultural Facilities Authority, School Revenue Bonds, Ave Maria School, Series 2000, 6.125%, 12/01/25 (Pre-refunded 12/01/10) – RAAI Insured	12/10 at 100.00	AA	(4)	540,585

500	Colorado Health Facilities Authority, Revenue Bonds, PorterCare Adventist Health System, Series 2001, 6.500%, 11/15/23 (Pre-refunded 11/15/11)	11/11 at 101.00	A+	(4)	563,200

500	Colorado Health Facilities Authority, Revenue Bonds, Steamboat Springs Healthcare Association, Series 1999, 5.700%, 9/15/23 (Pre-refunded 9/15/09)	9/09 at 101.00	N/R	(4)	524,460

600	Colorado Springs, Colorado, Hospital Revenue Bonds, Memorial Hospital of Colorado Springs, Series 2000, 6.375%, 12/15/30 (Pre-refunded 12/15/10)	12/10 at 101.00	A–	(4)	657,396

19

Portfolio of Investments (Unaudited)

Nuveen Colorado Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$900	Colorado Springs, Colorado, Utility System Revenue Bonds, Series 1978B, 6.600%, 11/15/18 (ETM)	No Opt. Call	AAA		$1,081,980

560	Denver Health and Hospitals Authority, Colorado, Revenue Bonds, Series 2004A, 6.250%, 12/01/33 (Pre-refunded 12/01/14)	12/14 at 100.00	BBB	(4)	652,456

1,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001A, 5.500%, 6/15/15 (Pre-refunded 6/15/11) – AMBAC Insured	6/11 at 102.00	AAA		1,083,570
8,060	Total U.S. Guaranteed				8,625,596
	Utilities – 3.6%

1,000	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006, 5.250%, 10/01/32 – XLCA Insured	10/16 at 100.00	AAA		1,029,490

485	Platte River Power Authority, Colorado, Power Revenue Refunding Bonds, Series 2002EE, 5.375%, 6/01/17	6/12 at 100.00	AA		522,369
1,485	Total Utilities				1,551,859
$41,330	Total Investments (cost $41,712,753) – 98.8%				43,163,937

	Other Assets Less Liabilities – 1.2%				527,134

	Net Assets – 100%				$43,691,071

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Manager’s Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

20

Portfolio of Investments (Unaudited)

Nuveen New Mexico Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations – 13.3%

$1,500	New Mexico Educational Assistance Foundation, Education Loan Bonds, First Subordinate Series 2001B-1, 5.900%, 9/01/31	9/11 at 100.00	A2	$1,551,240

750	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	753,990

2,500	University of New Mexico, Revenue Refunding Bonds, Series 1992A, 6.000%, 6/01/21	No Opt. Call	AA	2,903,700

2,000	University of New Mexico, Subordinate Lien Revenue Refunding and Improvement Bonds, Series 2002A, 5.000%, 6/01/22	6/12 at 100.00	AA	2,085,020

750	University of New Mexico, Subordinate Lien Revenue Refunding Bonds, Series 2003A, 5.250%, 6/01/18	6/13 at 100.00	AA	804,893
7,500	Total Education and Civic Organizations			8,098,843
	Health Care – 5.0%

2,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2004A, 5.000%, 6/01/23	6/14 at 100.00	A3	2,017,660

1,000	Farmington, New Mexico, Hospital Revenue Bonds, San Juan Regional Medical Center Inc., Series 2007A, 5.250%, 6/01/27	6/17 at 100.00	A3	1,018,730
3,000	Total Health Care			3,036,390
	Housing/Multifamily – 7.8%

1,740	Bernalillo County, New Mexico, Multifamily Housing Revenue Refunding and Improvement Bonds, El Centro Senior Housing Complex, Series 1999, 5.850%, 6/15/29	6/09 at 101.00	N/R	1,754,825

2,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, Las Palomas Apartments, Series 2006C, 4.700%, 9/01/22 (Alternative Minimum Tax)	3/20 at 100.00	AAA	1,960,860

1,000	New Mexico Mortgage Finance Authority, Multifamily Housing Revenue Bonds, St Anthony, Series 2007A, 5.250%, 9/01/42 (Alternative Minimum Tax)	9/17 at 100.00	AAA	1,001,810
4,740	Total Housing/Multifamily			4,717,495
	Housing/Single Family – 7.1%

350	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2000B, 7.000%, 9/01/31 (Alternative Minimum Tax)	11/09 at 101.50	AAA	355,075

365	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2000C-2, 6.950%, 9/01/31 (Alternative Minimum Tax)	1/10 at 102.50	AAA	375,443

1,755	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007A-1, 4.800%, 1/01/33 (Alternative Minimum Tax)	7/17 at 100.00	AAA	1,675,850

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007B-2, 4.850%, 7/01/38 (Alternative Minimum Tax)	1/17 at 100.00	AAA	947,970

1,000	New Mexico Mortgage Finance Authority, Single Family Mortgage Program Bonds, Series 2007E, 5.000%, 7/01/28 (Alternative Minimum Tax)	7/17 at 100.00	AAA	994,230
4,470	Total Housing/Single Family			4,348,568
	Information Technology – 0.9%

500	Sandoval County, New Mexico, Incentive Payment Revenue Bonds, Intel Corporation Project, Series 2005, 5.000%, 6/01/20	6/15 at 100.00	A+	525,680
	Tax Obligation/General – 3.4%

1,970	Sandoval County, New Mexico, General Obligation Bonds, Series 2004, 5.000%, 4/15/23 – MBIA Insured	4/14 at 100.00	Aaa	2,074,725
	Tax Obligation/Limited – 26.5%

3,005	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2004, 5.250%, 6/15/19 – AMBAC Insured	6/09 at 100.00	AAA	3,076,609

1,125	Cibola County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/25 – AMBAC Insured	6/16 at 100.00	Aaa	1,175,288

21

Portfolio of Investments (Unaudited)

Nuveen New Mexico Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

	Dona Ana County, New Mexico, Gross Receipts Tax Revenue Refunding and Improvement Bonds, Series 2003:
$360	5.250%, 5/01/25 – AMBAC Insured	5/13 at 100.00	Aaa		$381,719
545	5.250%, 5/01/28 – AMBAC Insured	5/13 at 100.00	Aaa		568,304

1,160	Gallup, New Mexico, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 6/01/24 – AMBAC Insured	6/13 at 100.00	Aaa		1,206,214

1,510	Lincoln County, New Mexico, Gross Receipts Tax Revenue Refunding Bonds, Series 2002, 5.125%, 6/01/30 – AMBAC Insured	6/12 at 100.00	Aaa		1,569,841

2,000	New Mexico Finance Authority, Senior Lien Transportation Revenue Bonds, Series 2004A, 5.250%, 6/15/24 – MBIA Insured	6/14 at 100.00	AAA		2,125,460

4,000	Santa Fe County, New Mexico, Correctional System Gross Receipts Tax Revenue Bonds, Series 1997, 6.000%, 2/01/27 – FSA Insured	No Opt. Call	AAA		4,729,479

1,245	Santa Fe, New Mexico, Gross Receipts Sales Tax Revenue Bonds, Series 2006B, 5.000%, 6/01/23 – FSA Insured	6/16 at 100.00	AAA		1,319,712
14,950	Total Tax Obligation/Limited				16,152,626
	U.S. Guaranteed – 15.3% (4)

3,750	Albuquerque, New Mexico, Gross Receipts Lodgers Tax Improvement and Revenue Refunding Bonds, Series 1991B, 0.000%, 7/01/11 – FSA Insured (ETM)	No Opt. Call	AAA		3,307,763

1,000	Bernalillo County, New Mexico, Gross Receipts Tax Revenue Bonds, Series 1999, 5.250%, 10/01/26 (Pre-refunded 10/01/09)	10/09 at 100.00	AAA		1,035,230

600	Bernalillo County, New Mexico, Multifamily Housing Revenue Bonds, Vista Montana Apartments Project, Series 2001A, 5.400%, 12/01/31 (Pre-refunded 6/01/11) – MBIA Insured	6/11 at 100.00	Aaa		641,868

1,000	New Mexico Finance Authority, Court Automation Fee Revenue Bonds, Series 2002, 5.000%, 6/15/17 (Pre-refunded 6/15/11) – MBIA Insured	6/11 at 100.00	AAA		1,057,230

2,000	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2001A, 5.750%, 8/01/15 (Pre-refunded 8/01/11)	8/11 at 101.00	AA–	(4)	2,183,140

1,000	San Juan County, New Mexico, Subordinate Gross Receipts Tax Revenue Bonds, Series 2001A, 5.125%, 9/15/26 (Pre-refunded 9/15/11) – AMBAC Insured	9/11 at 101.00	AAA		1,075,000
9,350	Total U.S. Guaranteed				9,300,231
	Utilities – 3.1%

1,500	Farmington, New Mexico, Pollution Control Revenue Bonds, Public Service Company of New Mexico, Series 1999A, 6.600%, 10/01/29 (Alternative Minimum Tax)	10/09 at 102.00	BBB		1,584,600

300	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 2002JJ, 5.250%, 7/01/15 – MBIA Insured	No Opt. Call	AAA		332,070
1,800	Total Utilities				1,916,670
	Water and Sewer – 17.2%

2,000	Albuquerque and Benralillo County Water Authority, New Mexico, Joint Water and Sewer System Revenue Bonds, Series 2006A, 5.000%, 7/01/26 – AMBAC Insured	7/16 at 100.00	AAA		2,095,900

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2004C, 5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	AAA		1,041,930

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2005C, 5.000%, 6/15/25 – AMBAC Insured	6/15 at 100.00	Aaa		1,044,990

4,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2006B, 5.000%, 6/01/36 – MBIA Insured	6/16 at 100.00	AAA		4,155,760

1,000	New Mexico Finance Authority, Public Project Revolving Fund Revenue Bonds, Series 2007E, 5.000%, 6/01/29 – MBIA Insured	6/17 at 100.00	AAA		1,048,960

22

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,000	Roswell, New Mexico, Joint Water and Sewerage Revenue Bonds, Series 2005, 5.000%, 6/01/23 – MBIA Insured	6/15 at 100.00	Aaa	$1,053,990
10,000	Total Water and Sewer			10,441,530
$58,280	Total Investments (cost $58,460,541) – 99.6%			60,612,758

	Other Assets Less Liabilities – 0.4%			245,343

	Net Assets – 100%			$60,858,101

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Manager’s Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

23

Statement of Assets and Liabilities (Unaudited)

November 30, 2007

	Arizona	Colorado	New Mexico
Assets
Investments, at value (cost $78,812,218, $41,712,753 and $58,460,541, respectively)	$80,126,958	$43,163,937	$60,612,758
Cash	608,186	10,503	—
Receivables:
Interest	1,683,975	768,539	1,119,976
Investments sold	25,200	—	—
Shares sold	—	32,643	76,874
Other assets	136	70	95
Total assets	82,444,455	43,975,692	61,809,703
Liabilities
Cash overdraft	—	—	688,307
Payables:
Investments purchased	1,243,040	—	—
Shares redeemed	59,693	84,499	500
Variation margin on futures contracts	1,875	—	—
Accrued expenses:
Management fees	35,881	19,167	26,501
12b-1 distribution and service fees	16,754	11,714	15,031
Other	34,059	23,604	26,655
Dividends payable	259,326	145,637	194,608
Total liabilities	1,650,628	284,621	951,602
Net assets	$80,793,827	$43,691,071	$60,858,101
Class A Shares
Net assets	$55,026,513	$29,973,121	$48,795,857
Shares outstanding	5,185,476	2,936,357	4,718,977
Net asset value per share	$10.61	$10.21	$10.34
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.08	$10.66	$10.79
Class B Shares
Net assets	$2,862,583	$2,276,026	$3,017,175
Shares outstanding	269,848	222,966	291,718
Net asset value and offering price per share	$10.61	$10.21	$10.34
Class C Shares
Net assets	$8,532,523	$8,055,461	$7,714,963
Shares outstanding	805,218	791,257	744,735
Net asset value and offering price per share	$10.60	$10.18	$10.36
Class R Shares
Net assets	$14,372,208	$3,386,463	$1,330,106
Shares outstanding	1,354,583	332,374	127,932
Net asset value and offering price per share	$10.61	$10.19	$10.40

Net Assets Consist of:
Capital paid-in	$78,842,459	$43,057,510	$59,484,154
Undistributed (Over-distribution of) net investment income	34,340	(24,441)	50,336
Accumulated net realized gain (loss) from investments and derivative transactions	593,672	(793,182)	(828,606)
Net unrealized appreciation (depreciation) of investments and derivative transactions	1,323,356	1,451,184	2,152,217
Net assets	$80,793,827	$43,691,071	$60,858,101

See accompanying notes to financial statements.

24

Statement of Operations (Unaudited)

Six Months Ended November 30, 2007

	Arizona	Colorado	New Mexico
Investment Income	$2,141,150	$1,080,682	$1,465,690
Expenses
Management fees	222,736	116,724	160,539
12b-1 service fees – Class A	57,189	30,764	47,978
12b-1 distribution and service fees – Class B	14,320	11,657	14,844
12b-1 distribution and service fees – Class C	33,194	29,613	29,029
Shareholders’ servicing agent fees and expenses	22,934	12,155	12,764
Interest expense on floating rate obligations	81,242	—	—
Custodian’s fees and expenses	15,257	9,818	10,393
Trustees’ fees and expenses	1,166	622	829
Professional fees	5,516	4,694	4,906
Shareholders’ reports – printing and mailing expenses	15,181	9,253	6,826
Federal and state registration fees	9,585	4,434	7,733
Other expenses	1,248	724	795
Total expenses before custodian fee credit	479,568	230,458	296,636
Custodian fee credit	(2,908)	(6,498)	(6,238)
Net expenses	476,660	223,960	290,398
Net investment income	1,664,490	856,722	1,175,292
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	463,235	(251,245)	80,749
Futures	63,063	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(655,036)	(233,061)	(213,773)
Futures	8,616	—	—
Net realized and unrealized gain (loss)	(120,122)	(484,306)	(133,024)
Net increase (decrease) in net assets from operations	$1,544,368	$372,416	$1,042,268

See accompanying notes to financial statements.

25

Statement of Changes in Net Assets (Unaudited)

	Arizona		Colorado		New Mexico
	Six Months Ended 11/30/07	Year Ended 5/31/07	Six Months Ended 11/30/07	Year Ended 5/31/07	Six Months Ended 11/30/07	Year Ended 5/31/07
Operations
Net investment income	$1,664,490	$3,461,265	$856,722	$1,683,504	$1,175,292	$2,243,861
Net realized gain (loss) from:
Investments	463,235	67,374	(251,245)	452,589	80,749	62,351
Futures	63,063	—	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(655,036)	405,408	(233,061)	(347,460)	(213,773)	200,814
Futures	8,616	—	—	—	—	—
Net increase (decrease) in net assets from operations	1,544,368	3,934,047	372,416	1,788,633	1,042,268	2,507,026
Distributions to Shareholders
From net investment income:
Class A	(1,125,839)	(2,362,480)	(635,094)	(1,293,411)	(938,946)	(1,731,617)
Class B	(47,313)	(111,630)	(41,209)	(116,384)	(49,302)	(111,367)
Class C	(149,043)	(299,944)	(141,611)	(221,203)	(128,619)	(243,502)
Class R	(295,900)	(605,321)	(55,112)	(65,223)	(26,589)	(46,239)
From accumulated net realized gains:
Class A	—	(281,049)	—	—	—	—
Class B	—	(16,945)	—	—	—	—
Class C	—	(42,593)	—	—	—	—
Class R	—	(68,069)	—	—	—	—
Decrease in net assets from distributions to shareholders	(1,618,095)	(3,788,031)	(873,026)	(1,696,221)	(1,143,456)	(2,132,725)
Fund Share Transactions
Proceeds from sale of shares	2,006,347	9,911,621	5,426,168	7,443,980	2,945,269	7,799,916
Proceeds from shares issued to shareholders due to reinvestment of distributions	810,476	1,776,239	404,206	785,258	695,953	1,212,718
	2,816,823	11,687,860	5,830,374	8,229,238	3,641,222	9,012,634
Cost of shares redeemed	(10,190,823)	(13,860,928)	(5,685,364)	(6,133,406)	(3,260,581)	(6,324,585)
Net increase (decrease) in net assets from Fund share transactions	(7,374,000)	(2,173,068)	145,010	2,095,832	380,641	2,688,049
Net increase (decrease) in net assets	(7,447,727)	(2,027,052)	(355,600)	2,188,244	279,453	3,062,350
Net assets at the beginning of period	88,241,554	90,268,606	44,046,671	41,858,427	60,578,648	57,516,298
Net assets at the end of period	$80,793,827	$88,241,554	$43,691,071	$44,046,671	$60,858,101	$60,578,648
Undistributed (Over-distribution of) net investment income at the end of period	$34,340	$(12,055)	$(24,441)	$(8,137)	$50,336	$18,500

See accompanying notes to financial statements.

26

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Arizona Municipal Bond Fund (“Arizona”), Nuveen Colorado Municipal Bond Fund (“Colorado”) and Nuveen New Mexico Municipal Bond Fund (“New Mexico”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Future contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond or futures contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2007, Arizona had outstanding when-issued/delayed delivery purchase commitments of $1,243,040. There were no such outstanding purchase commitments in Colorado or New Mexico.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service

27

Notes to Financial Statements (Unaudited) (continued)

fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the six months ended November 30, 2007, Arizona invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Colorado and New Mexico did not invest in any such instruments during the six months ended November 30, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2007, were as follows:

Arizona
Average floating rate obligations	$4,207,650
Average annual interest rate and fees	3.85%

Futures Contracts

The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. Arizona was the only Fund to invest in futures contracts during the six months ended November 30, 2007.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

28

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Arizona
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	63,523	$669,235	607,878	$6,514,761
Class A – automatic conversion of Class B shares	3,987	41,712	21,546	230,777
Class B	3,580	37,369	20,688	219,847
Class C	76,773	802,789	186,658	2,000,699
Class R	43,169	455,242	88,535	945,537
Shares issued to shareholders due to reinvestment of distributions:
Class A	50,528	533,558	107,880	1,157,580
Class B	1,150	12,142	3,495	37,515
Class C	5,458	57,545	11,350	121,630
Class R	19,631	207,231	42,842	459,514
	267,799	2,816,823	1,090,872	11,687,860
Shares redeemed:
Class A	(656,202)	(6,912,176)	(904,109)	(9,676,443)
Class B	(34,050)	(358,238)	(79,315)	(848,201)
Class B – automatic conversion to Class A shares	(3,987)	(41,712)	(21,566)	(230,777)
Class C	(128,152)	(1,347,618)	(192,833)	(2,056,771)
Class R	(146,212)	(1,531,079)	(98,014)	(1,048,736)
	(968,603)	(10,190,823)	(1,295,837)	(13,860,928)
Net increase (decrease)	(700,804)	$(7,374,000)	(204,965)	$(2,173,068)

29

Notes to Financial Statements (Unaudited) (continued)

	Colorado
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	109,347	$1,114,967	293,667	$3,060,274
Class A – automatic conversion of Class B shares	22,062	225,092	42,101	436,434
Class B	7,340	74,705	12,434	129,208
Class C	210,204	2,136,807	243,032	2,521,461
Class R	185,233	1,874,597	125,100	1,296,603
Shares issued to shareholders due to reinvestment of distributions:
Class A	29,192	298,429	56,912	592,580
Class B	1,448	14,805	3,446	35,867
Class C	5,486	55,931	10,479	108,903
Class R	3,433	35,041	4,604	47,908
	573,745	5,830,374	791,775	8,229,238
Shares redeemed:
Class A	(343,178)	(3,493,078)	(333,876)	(3,474,494)
Class B	(39,100)	(397,772)	(108,742)	(1,133,837)
Class B – automatic conversion to Class A shares	(22,062)	(225,092)	(42,108)	(436,434)
Class C	(107,435)	(1,089,308)	(74,995)	(777,584)
Class R	(47,141)	(480,114)	(30,019)	(311,057)
	(558,916)	(5,685,364)	(589,740)	(6,133,406)
Net increase (decrease)	14,829	$145,010	202,035	$2,095,832

	New Mexico
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	226,654	$2,329,555	587,045	$6,117,620
Class A – automatic conversion of Class B shares	14,082	144,489	29,938	314,127
Class B	434	4,646	14,862	155,292
Class C	43,452	447,228	91,663	958,606
Class R	1,882	19,351	24,102	254,271
Shares issued to shareholders due to reinvestment of distributions:
Class A	57,235	589,312	96,517	1,006,188
Class B	2,867	29,521	6,341	66,076
Class C	5,955	61,406	10,627	110,778
Class R	1,518	15,714	2,833	29,676
	354,079	3,641,222	863,928	9,012,634
Shares redeemed:
Class A	(219,654)	(2,256,686)	(451,957)	(4,702,946)
Class B	(19,553)	(200,977)	(52,223)	(542,777)
Class B – automatic conversion to Class A shares	(14,077)	(144,489)	(29,938)	(314,127)
Class C	(63,536)	(655,315)	(73,245)	(761,072)
Class R	(301)	(3,114)	(356)	(3,663)
	(317,121)	(3,260,581)	(607,719)	(6,324,585)
Net increase (decrease)	36,958	$380,641	256,209	$2,688,049

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended November 30, 2007, were as follows:

	Arizona	Colorado	New Mexico
Purchases	$11,097,813	$8,234,709	$3,041,640
Sales and maturities	22,436,821	7,613,193	2,809,966

30

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2007, the cost of investments was as follows:

	Arizona	Colorado	New Mexico
Cost of investments	$78,812,091	$41,711,546	$58,453,113

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2007, were as follows:

	Arizona	Colorado	New Mexico
Gross unrealized:
Appreciation	$2,790,043	$1,728,136	$2,373,586
Depreciation	(1,475,176)	(275,745)	(213,941)
Net unrealized appreciation (depreciation) of investments	$1,314,867	$1,452,391	$2,159,645

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds’ last tax year end, were as follows:

	Arizona	Colorado	New Mexico
Undistributed net tax-exempt income*	$267,188	$135,792	$197,002
Undistributed net ordinary income**	—	—	—
Undistributed net long-term capital gains	67,374	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2007, paid on June 1, 2007.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Arizona	Colorado	New Mexico
Distributions from net tax-exempt income	$3,381,790	$1,689,810	$2,121,144
Distributions from net ordinary income**	6,343	—	—
Distributions from net long-term capital gains	410,326	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2007, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Colorado	New Mexico
Expiration year:
2008	$—	$95,299
2009	18,771	338,997
2010	97,920	—
2011	220,293	309,022
2012	204,953	161,534
Total	$541,937	$904,852

New Mexico elected to defer net realized losses from investments incurred from November 1, 2006 through May 31, 2007 (“post-October losses”) in accordance with federal income tax regulations. Post-October losses of $4,505 were treated as having arisen on the first day of the current taxable year.

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

31

Notes to Financial Statements (Unaudited) (continued)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of November 30, 2007, the complex-level fee rate was .1837%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

32

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended November 30, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Arizona	Colorado	New Mexico
Sales charges collected	$10,036	$5,205	$45,185
Paid to financial intermediaries	8,918	4,366	37,768

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2007, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Arizona	Colorado	New Mexico
Commission advances	$5,022	$24,759	$5,363

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2007, the Distributor retained such 12b-1 fees as follows:

	Arizona	Colorado	New Mexico
12b-1 fees retained	$16,488	$20,765	$16,829

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2007, as follows:

	Arizona	Colorado	New Mexico
CDSC retained	$1,202	$5,829	$5,868

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

33

Notes to Financial Statements (Unaudited) (continued)

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds’ financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 27, 2007, to shareholders of record on December 21, 2007, as follows:

	Arizona	Colorado	New Mexico
Dividend per share:
Class A	$.0345	$.0350	$.0340
Class B	.0275	.0285	.0275
Class C	.0295	.0305	.0290
Class R	.0360	.0370	.0355

Arizona also declared a capital gains distribution of $.0189 per share, for each share class, which was paid on December 5, 2007, to shareholders of record on December 3, 2007.

34

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
ARIZONA											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (10/86)
2008(f)	$10.61	$.21	$— **	$.21	$(.21)	$—	$(.21)	$10.61	1.98%	$55,027	1.09	%*	4.02	%*	1.09	%*	4.02	%*	1.08	%*	4.03	%*	13%
2007	10.60	.42	.05	.47	(.41)	(.05)	(.46)	10.61	4.51	60,748	1.01		3.94		1.01		3.94		.99		3.96		19
2006	10.87	.43	(.27)	.16	(.42)	(.01)	(.43)	10.60	1.58	62,420.90			3.98		.90		3.98		.88		4.01		21
2005	10.73	.46	.30	.76	(.46)	(.16)	(.62)	10.87	7.28	69,432.90			4.20		.90		4.20		.89		4.22		26
2004	11.35	.48	(.61)	(.13)	(.49)	—	(.49)	10.73	(1.19)	69,355.94			4.34		.94		4.34		.93		4.35		10
2003	10.91	.51	.47	.98	(.52)	(.02)	(.54)	11.35	9.23	75,255.92			4.56		.92		4.56		.91		4.57		14
Class B (2/97)
2008(f)	10.61	.17	— **	.17	(.17)	—	(.17)	10.61	1.57	2,863	1.84	*	3.27	*	1.84	*	3.27	*	1.83	*	3.28	*	13
2007	10.59	.34	.06	.40	(.33)	(.05)	(.38)	10.61	3.80	3,216	1.77		3.19		1.77		3.19		1.75		3.21		19
2006	10.85	.35	(.26)	.09	(.34)	(.01)	(.35)	10.59	.88	4,021	1.65		3.23		1.65		3.23		1.63		3.25		21
2005	10.72	.38	.29	.67	(.38)	(.16)	(.54)	10.85	6.37	4,791	1.65		3.46		1.65		3.46		1.64		3.47		26
2004	11.33	.40	(.61)	(.21)	(.40)	—	(.40)	10.72	(1.85)	6,162	1.69		3.59		1.69		3.59		1.68		3.60		10
2003	10.89	.42	.48	.90	(.44)	(.02)	(.46)	11.33	8.43	6,745	1.67		3.81		1.67		3.81		1.66		3.82		14
Class C (2/94)
2008(f)	10.60	.18	— **	.18	(.18)	—	(.18)	10.60	1.69	8,533	1.64	*	3.47	*	1.64	*	3.47	*	1.63	*	3.48	*	13
2007	10.58	.36	.06	.42	(.35)	(.05)	(.40)	10.60	4.04	9,020	1.56		3.40		1.56		3.40		1.54		3.42		19
2006	10.85	.37	(.27)	.10	(.36)	(.01)	(.37)	10.58	1.01	8,951	1.45		3.44		1.45		3.44		1.43		3.46		21
2005	10.71	.40	.30	.70	(.40)	(.16)	(.56)	10.85	6.71	8,462	1.45		3.65		1.45		3.65		1.44		3.66		26
2004	11.33	.42	(.61)	(.19)	(.43)	—	(.43)	10.71	(1.73)	7,481	1.49		3.80		1.49		3.80		1.48		3.80		10
2003	10.90	.45	.46	.91	(.46)	(.02)	(.48)	11.33	8.56	9,289	1.47		4.01		1.47		4.01		1.46		4.02		14
Class R (2/97)
2008(f)	10.61	.22	— **	.22	(.22)	—	(.22)	10.61	2.06	14,372.89		*	4.22	*	.89	*	4.22	*	.88	*	4.23	*	13
2007	10.59	.45	.05	.50	(.43)	(.05)	(.48)	10.61	4.79	15,258.81			4.14		.81		4.14		.79		4.16		19
2006	10.86	.45	(.27)	.18	(.44)	(.01)	(.45)	10.59	1.75	14,876.70			4.19		.70		4.19		.68		4.21		21
2005	10.72	.48	.30	.78	(.48)	(.16)	(.64)	10.86	7.47	15,656.70			4.41		.70		4.41		.69		4.42		26
2004	11.33	.50	(.60)	(.10)	(.51)	—	(.51)	10.72	(.93)	16,198.74			4.55		.74		4.55		.73		4.55		10
2003	10.90	.53	.47	1.00	(.55)	(.02)	(.57)	11.33	9.38	19,351.72			4.76		.72		4.76		.71		4.77		14

*	Annualized
**	Per share Net Realized/Unrealized Gain (Loss) rounds to less than $.01 per share.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
2008(f)	.19	%*
2007	.13
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

35

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
COLORADO											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (5/87)
2008(e)	$10.32	$.21	$(.11)	$.10	$(.21)	$—	$(.21)	$10.21	.99%	$29,973.92		%*	4.01	%*	.92	%*	4.01	%*	.89	%*	4.04	%*	18%
2007	10.30	.42	.02	.44	(.42)	—	(.42)	10.32	4.31	32,203.90			3.99		.90		3.99		.88		4.02		17
2006	10.56	.42	(.26)	.16	(.42)	—	(.42)	10.30	1.55	31,512.94			4.03		.94		4.03		.92		4.05		28
2005	10.03	.43	.51	.94	(.41)	—	(.41)	10.56	9.50	32,345.93			4.10		.93		4.10		.91		4.12		29
2004	10.52	.45	(.49)	(.04)	(.45)	—	(.45)	10.03	(.34)	30,658.95			4.34		.95		4.34		.94		4.35		49
2003	10.15	.48	.38	.86	(.49)	—	(.49)	10.52	8.70	32,732.95			4.66		.95		4.66		.93		4.68		12
Class B (2/97)
2008(e)	10.32	.17	(.11)	.06	(.17)	—	(.17)	10.21	.60	2,276	1.67	*	3.26	*	1.67	*	3.26	*	1.64	*	3.29	*	18
2007	10.30	.34	.02	.36	(.34)	—	(.34)	10.32	3.53	2,843	1.66		3.25		1.66		3.25		1.63		3.27		17
2006	10.56	.34	(.26)	.08	(.34)	—	(.34)	10.30	.79	4,225	1.69		3.28		1.69		3.28		1.67		3.30		28
2005	10.04	.35	.50	.85	(.33)	—	(.33)	10.56	8.61	5,491	1.68		3.35		1.68		3.35		1.66		3.37		29
2004	10.53	.37	(.48)	(.11)	(.38)	—	(.38)	10.04	(1.04)	5,867	1.70		3.59		1.70		3.59		1.69		3.60		49
2003	10.16	.40	.39	.79	(.42)	—	(.42)	10.53	7.93	6,310	1.70		3.92		1.70		3.92		1.68		3.93		12
Class C (2/97)
2008(e)	10.30	.18	(.12)	.06	(.18)	—	(.18)	10.18	.63	8,055	1.47	*	3.46	*	1.47	*	3.46	*	1.44	*	3.48	*	18
2007	10.28	.36	.03	.39	(.37)	—	(.37)	10.30	3.78	7,034	1.45		3.44		1.45		3.44		1.43		3.46		17
2006	10.54	.36	(.25)	.11	(.37)	—	(.37)	10.28	1.03	5,184	1.49		3.48		1.49		3.48		1.47		3.50		28
2005	10.02	.37	.51	.88	(.36)	—	(.36)	10.54	8.85	5,077	1.48		3.55		1.48		3.55		1.46		3.57		29
2004	10.51	.39	(.48)	(.09)	(.40)	—	(.40)	10.02	(.87)	5,234	1.50		3.80		1.50		3.80		1.49		3.81		49
2003	10.14	.42	.39	.81	(.44)	—	(.44)	10.51	8.14	6,801	1.49		4.11		1.49		4.11		1.48		4.12		12
Class R (2/97)
2008(e)	10.31	.22	(.12)	.10	(.22)	—	(.22)	10.19	1.01	3,386.73		*	4.20	*	.73	*	4.20	*	.70	*	4.23	*	18
2007	10.29	.44	.02	.46	(.44)	—	(.44)	10.31	4.56	1,967.70			4.19		.70		4.19		.67		4.21		17
2006	10.55	.44	(.26)	.18	(.44)	—	(.44)	10.29	1.78	938.74			4.24		.74		4.24		.72		4.26		28
2005	10.03	.45	.50	.95	(.43)	—	(.43)	10.55	9.65	809.73			4.30		.73		4.30		.71		4.31		29
2004	10.52	.47	(.48)	(.01)	(.48)	—	(.48)	10.03	(.11)	647.75			4.54		.75		4.54		.74		4.56		49
2003	10.16	.50	.38	.88	(.52)	—	(.52)	10.52	8.84	799.75			4.87		.75		4.87		.74		4.88		12

*	Annualized
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

36

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
NEW MEXICO											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (9/92)
2008(e)	$10.36	$.21	$(.03)	$.18	$(.20)	$—	$(.20)	$10.34	1.77%	$48,796.88		%*	3.98	%*	.88	%*	3.98	%*	.86	%*	4.00	%*	5%
2007	10.29	.41	.05	.46	(.39)	—	(.39)	10.36	4.51	48,069.89			3.90		.89		3.90		.87		3.93		9
2006	10.57	.41	(.28)	.13	(.41)	—	(.41)	10.29	1.29	45,044.91			3.86		.91		3.86		.88		3.89		13
2005	10.07	.43	.50	.93	(.43)	—	(.43)	10.57	9.41	42,608.92			4.14		.92		4.14		.91		4.15		12
2004	10.66	.45	(.58)	(.13)	(.46)	—	(.46)	10.07	(1.28)	41,789.93			4.36		.93		4.36		.92		4.36		20
2003	10.27	.47	.40	.87	(.48)	—	(.48)	10.66	8.65	47,478.93			4.48		.93		4.48		.92		4.49		8
Class B (2/97)
2008(e)	10.36	.17	(.03)	.14	(.16)	—	(.16)	10.34	1.39	3,017	1.63	*	3.24	*	1.63	*	3.24	*	1.61	*	3.26	*	5
2007	10.29	.33	.05	.38	(.31)	—	(.31)	10.36	3.73	3,336	1.65		3.15		1.65		3.15		1.62		3.18		9
2006	10.57	.33	(.27)	.06	(.34)	—	(.34)	10.29	.54	3,940	1.66		3.10		1.66		3.10		1.63		3.14		13
2005	10.07	.35	.50	.85	(.35)	—	(.35)	10.57	8.59	5,007	1.67		3.39		1.67		3.39		1.66		3.40		12
2004	10.66	.37	(.58)	(.21)	(.38)	—	(.38)	10.07	(2.02)	5,137	1.68		3.61		1.68		3.61		1.67		3.61		20
2003	10.27	.39	.40	.79	(.40)	—	(.40)	10.66	7.84	5,919	1.68		3.73		1.68		3.73		1.66		3.74		8
Class C (2/97)
2008(e)	10.38	.18	(.03)	.15	(.17)	—	(.17)	10.36	1.47	7,715	1.43	*	3.43	*	1.43	*	3.43	*	1.41	*	3.45	*	5
2007	10.30	.35	.06	.41	(.33)	—	(.33)	10.38	4.01	7,873	1.44		3.35		1.44		3.35		1.42		3.38		9
2006	10.58	.35	(.28)	.07	(.35)	—	(.35)	10.30	.71	7,517	1.46		3.31		1.46		3.31		1.42		3.34		13
2005	10.07	.37	.51	.88	(.37)	—	(.37)	10.58	8.88	6,364	1.47		3.58		1.47		3.58		1.46		3.60		12
2004	10.67	.40	(.60)	(.20)	(.40)	—	(.40)	10.07	(1.94)	5,243	1.48		3.81		1.48		3.81		1.47		3.82		20
2003	10.27	.41	.41	.82	(.42)	—	(.42)	10.67	8.13	4,615	1.47		3.93		1.47		3.93		1.46		3.95		8
Class R (2/97)
2008(e)	10.41	.22	(.02)	.20	(.21)	—	(.21)	10.40	1.95	1,330.68		*	4.18	*	.68	*	4.18	*	.66	*	4.20	*	5
2007	10.33	.43	.06	.49	(.41)	—	(.41)	10.41	4.77	1,300.69			4.10		.69		4.10		.67		4.13		9
2006	10.61	.43	(.28)	.15	(.43)	—	(.43)	10.33	1.46	1,015.71			4.06		.71		4.06		.67		4.09		13
2005	10.11	.45	.50	.95	(.45)	—	(.45)	10.61	9.56	895.72			4.34		.72		4.34		.71		4.35		12
2004	10.70	.47	(.59)	(.12)	(.47)	—	(.47)	10.11	(1.10)	836.73			4.56		.73		4.56		.72		4.57		20
2003	10.30	.49	.41	.90	(.50)	—	(.50)	10.70	8.91	726.73			4.68		.73		4.68		.71		4.69		8

*	Annualized
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

37

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a “Fund”) and Nuveen Asset Management (“NAM”). The foregoing Investment Management Agreements with NAM are hereafter referred to as the “Original Investment Management Agreements.”

Subsequent to the May Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review at the May Meeting continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review and the analysis undertaken and the conclusions reached by the Board Members when determining to continue the Original Investment Management Agreements.

I. Approval of the Original Investment Management Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by NAM;

•	the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

•

each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

•	the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of Nuveen in providing the various services;

•

the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees NAM assesses to other types of investment products or clients;

•	the soft dollar practices of NAM, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. The Independent Board Members also met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out

38

in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. Nature, Extent and Quality of Services

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM’s services. The Board Members reviewed materials outlining, among other things, Nuveen’s organization and business; the types of services that NAM or its affiliates provide or are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the municipal fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members’ experience in governing the respective Funds and working with NAM on matters relating to the Funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status, and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Board Members reviewed portfolio level performance (which does not reflect fund level fees and expenses) against customized benchmarks, as described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Intermediate Duration Municipal Bond Fund (although such Fund has been reclassified in a more appropriate peer group for 2007).

In addition to the foregoing, with respect to state specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more

39

Annual Investment Management Agreement Approval Process (continued)

general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

Further, with respect to each Fund, the Board Members reviewed performance information including, among other things, total return information compared with such Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed each Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent

40

Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreements – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements be renewed.

II. Approval of the New Investment Management Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between

41

Annual Investment Management Agreement Approval Process (continued)

Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

42

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the corresponding Original Investment Management Agreements. The Board Members further noted that key personnel of NAM who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by NAM is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

43

Annual Investment Management Agreement Approval Process (continued)

C. Fees, Expenses and Profitability

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of Nuveen under the New Investment Management Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities, at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

44

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

45

Notes

46

Notes

47

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

48

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Investment Policy Change: On September 19, 2007, the Board of Trustees voted to authorize all of Nuveen’s non-insured open-end municipal bond Funds not already so authorized the capability of investing up to 20% of their net assets in below-investment grade (“high yield” or “junk”) municipal securities. This investment policy change, effective October 31, 2007, will give the Funds’ portfolio managers greater flexibility to enhance: (1) income, (2) potential total return, both absolute and on a risk-adjusted basis, and (3) portfolio diversification.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

49

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $170 billion in assets as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

•	Share prices

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MSA-MS2-1107D

NUVEEN INVESTMENTS MUTUAL FUNDS

Semi-Annual Report dated November 30, 2007	Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Nuveen Investments

Municipal Bond Funds

Nuveen Florida Preference Municipal Bond Fund

Nuveen Maryland Municipal Bond Fund

Nuveen Pennsylvania Municipal Bond Fund

Nuveen Virginia Municipal Bond Fund

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

“But one thing we do know is that a well-balanced portfolio – often including municipal bonds – can provide diversification that can reduce overall investment risk.”

Dear Shareholder,

Once again, I am pleased to report that during the six-month period covered by this report your Fund provided tax-free income and solid performance from a carefully selected portfolio of municipal bonds. Detailed information on your Fund’s performance can be found in the Portfolio Managers’ Comments and Fund Spotlight sections of this report.

As we begin a new year, no one knows for certain what the future will bring. But one thing we do know is that a well-balanced portfolio – often including municipal bonds – can provide diversification that can reduce overall investment risk. To learn more about the potential benefits of portfolio diversification, we encourage you to consult a trusted financial advisor. He or she should be able to help you understand how a municipal bond investment like your Nuveen Fund can be an important building block in a portfolio crafted to perform well through a variety of market conditions.

I also wanted to update you on some important news about Nuveen Investments. The firm recently was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it has no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

Since 1898, Nuveen Investments has offered financial products and solutions that incorporate careful research, diversification, and the application of conservative risk-management principles. We are grateful that you have chosen us as a partner as you pursue your financial goals. We look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Timothy R. Schwertfeger

Chairman of the Board

January 15, 2008

Semi-Annual Report    Page 1

Portfolio Managers’ Comments for the Nuveen Florida Preference,

Maryland, Pennsylvania, and Virginia Municipal Bond Funds

Portfolio managers Daniel Close and Cathryn Steeves examine key investment strategies and the performance of the Nuveen Florida Preference, Maryland, Pennsylvania and Virginia Municipal Bond Funds. Dan, who has 6 years of investment experience, began managing the Florida Preference Fund in March 2007. Cathryn has 11 years of investment experience and has managed the Nuveen Maryland, Pennsylvania and Virginia Funds since June 2006.

How did the Funds perform during the six-month period ended November 30, 2007?

The table on page three provides total return performance information for the four Funds discussed in this report for the six-month, one-year, five-year, and ten-year periods ended November 30, 2007. Each Fund’s performance is compared with the appropriate national and state-specific Lehman Brothers Indexes, as well as with its Lipper peer fund category average. The factors determining the performance of each Fund are discussed later in this report.

Over this six-month reporting period, all four Funds’ Class A shares at net asset value outperformed their respective Lipper peer group averages while lagging both their state-specific and national Lehman Brothers Index.

What strategies were used to manage the Funds during the period? How did these strategies influence performance?

Our management strategies were consistent across all four Funds, although our ability to implement those strategies depended on the individual characteristics of each portfolio as well as market conditions within each state. Below we provide more specific information about the performance and management of the Funds.

During the first half of the six-month reporting period, the municipal bond market was relatively subdued. Yields moved slightly upward, while bond prices fell modestly (bond yields and prices move in opposite directions). In August, however, market conditions changed dramatically. The subprime mortgage crisis left investors worried about potential exposure to bad debts. As these worries grew, the municipal market became less liquid, and credit spreads – the premium paid to investors for taking on added credit risk – widened considerably, causing lower-rated bonds to underperform higher-rated securities.

Nuveen Florida Preference Municipal Bond Fund

In this challenging environment, the Fund was hampered by weak performance from many of its lower-rated positions, which underperformed as investors avoided credit risk and favored higher-quality bonds. At the same time, the difficult market backdrop provided us with opportunities to add new lower-rated debt to the portfolio at unusually attractive prices. In particular, we identified opportunities among community development district bonds with credit ratings below BBB, as well as several lower-rated hospital bonds. Many of these hospital bonds added to the portfolio regained some of their lost value in the final months of the period and were notable contributors to performance. Another strategy was to make use of tax-loss swaps. With the market’s volatility, we saw opportunities to sell certain bonds in the portfolio at a loss, reinvesting the proceeds in bonds offering similar levels of risk but better yields. This approach enabled us to realize losses that we can use to offset realized gains in future tax years. These swaps generally involved A- and AA-rated health care bonds, which were plentiful in Florida during the period and relatively liquid compared to bonds in other sectors.

Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The views expressed herein represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

Semi-Annual Report    Page 2

Class A Shares—

Average Annual Total Returns

as of 11/30/07

	6-Month	1-Year	5-Year	10-Year
Nuveen Florida Preference Municipal Bond Fund A Shares at NAV A Shares at Offer	0.91% -3.31%	1.01% -3.22%	4.15% 3.26%	4.13% 3.68%
Lipper Florida Municipal Debt Funds Category Average[1]	0.76%	0.93%	4.04%	4.34%
Lehman Brothers Florida Municipal Bond Index[2]	2.50%	2.71%	4.67%	5.25%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

Nuveen Maryland Municipal Bond Fund A Shares at NAV A Shares at Offer	1.32% -2.94%	1.08% -3.18%	4.30% 3.42%	4.52% 4.07%
Lipper Maryland Municipal Debt Funds Category Average[1]	0.67%	0.74%	3.49%	4.15%
Lehman Brothers Maryland Municipal Bond Index[2]	2.99%	3.23%	4.20%	4.93%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

Nuveen Pennsylvania Municipal Bond Fund A Shares at NAV A Shares at Offer	1.86% -2.45%	1.87% -2.37%	4.63% 3.73%	4.66% 4.22%
Lipper Pennsylvania Municipal Debt Funds Category Average[1]	0.95%	1.05%	4.01%	4.26%
Lehman Brothers Pennsylvania Municipal Bond Index[2]	2.95%	3.40%	4.67%	5.27%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

	6-Month	1-Year	5-Year	10-Year
Nuveen Virginia Municipal Bond Fund A Shares at NAV A Shares at Offer	1.55% -2.68%	1.69% -2.56%	4.80% 3.90%	4.69% 4.24%
Lipper Virginia Municipal Debt Funds Category Average[1]	0.18%	0.32%	3.75%	4.23%
Lehman Brothers Virginia Municipal Bond Index[2]	2.49%	2.91%	4.48%	5.05%
Lehman Brothers Municipal Bond Index[3]	2.40%	2.71%	4.68%	5.30%

Returns quoted represent past performance, which is no guarantee of future results. Returns less than one year are cumulative. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2 percent maximum sales charge. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.

Please see each Fund’s Spotlight Page later in this report for more complete performance data and expense ratios.

[1]

The Lipper category averages shown represent the average annualized total return for all reporting funds in the respective categories. The Lipper Florida Municipal Debt Funds Category Average contained 29, 29, 26 and 23 funds, the Lipper Maryland Municipal Debt Funds Category Average had 40, 40, 35 and 26 funds, the Lipper Pennsylvania Municipal Debt Funds Category Average had 57, 57, 51 and 48 funds and the Lipper Virginia Municipal Debt Funds Category Average had 37, 37 33 and 28 funds for the six-month, one-year, five-year and ten-year periods ended November 30, 2007, respectively. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.

[2]

The Lehman Brothers Florida Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Florida bonds with maturities of two years or greater. The Lehman Brothers Maryland Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Maryland bonds with maturities of two years or greater. The Lehman Brothers Pennsylvania Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Pennsylvania bonds with maturities of two years or greater. The Lehman Brothers Virginia Municipal Bond Index is an unmanaged index comprised of investment grade, tax-exempt Virginia bonds with maturities of two years or greater. The indexes do not reflect any initial or ongoing expenses and are not available for direct investment.

[3]

The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Semi-Annual Report    Page 3

Earlier in 2007, the Fund’s investment universe was expanded to allow us to invest portions of the portfolio in securities with below-investment-grade credit ratings, as well as in non-Florida-issued municipal securities. We took advantage of both of these opportunities during the period. As one example, the Fund invested in a Tennessee utility district bond with a 30-year maturity, which we believed offered very good value.

As in all types of market environments, we continued to focus on careful duration management. Throughout the period, we strove to keep the portfolio’s interest-rate sensitivity sufficiently long and in line with target levels. Many of our new purchases were of longer-dated bonds with 25- to 30-year maturities – representing an attractively valued portion of the yield curve. In addition, most of our bond sales focused on pre-refunded1 and other very-short-dated holdings, which we were able to sell at what we believed were good prices. Another way we sought to preserve duration was to invest small portions of the Fund in forward interest-rate swaps tied to two common interest rates: LIBOR (London Inter-bank Offered Rate) and the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously known as BMA). With these derivative positions, we were able to reduce the portfolio’s volatility and manage its duration without being forced to sell positions in the portfolios that we believed were attractive. During the six-month period, these derivative securities outperformed the municipal market generally and added nicely to the Fund’s total return.

Overall, our duration positioning helped the Fund’s performance. We were overweighted in the intermediate part of the yield curve, which generally outperformed. A relative underweighting in the market’s longest-duration bonds also helped comparative performance. However, a relative underweighting in pre-refunded and other very-short-duration bonds was a corresponding negative. Owning more of these securities would have been helpful as investors became more risk-averse and these positions outperformed.

Nuveen Maryland Municipal Bond Fund

As always, careful duration management was a primary focus. We were successful in keeping the durations – the sensitivity to changes in interest rates – of the Fund in line with our internal targets. Early in the period, our efforts focused on buying longer-dated bonds. We were emphasizing the 25- to 30-year part of the yield curve, which we believed offered relatively attractive values. However, being more exposed to longer-dated bonds was a negative later in the period, as these securities underperformed very short-duration bonds. The Fund was under-represented in this latter category, further hampering performance. On the positive side, this Fund was significantly exposed to bonds in the intermediate part of the yield curve, which performed favorably in relative terms.

In this challenging market environment, the Maryland Fund’s performance was constrained by overweightings in the lower-rated segment of the market. We continued to believe that the market’s summertime lack of liquidity would be short-term in nature, and that many fundamentally sound issuers were being unfairly taken down with the bad. We identified particularly attractive values in hospitals and continuing care retirement community (CCRC) facilities, among other areas.

Favorable sector selection added to the Maryland Fund’s performance during the period, with our CCRC bonds performing particularly well as a group. In contrast, an allocation to multifamily housing bonds detracted from this Fund’s performance, as broader trouble in the housing market weighed on these securities.

[1]

Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Semi-Annual Report    Page 4

Nuveen Pennsylvania Municipal Bond Fund

As in the Maryland Fund, duration management was a primary focus. Early in the period, our efforts focused on buying longer-dated bonds, emphasizing the 25- to 30-year part of the yield curve, which we believed offered relatively attractive values. When available, we also added some longer duration noncallable bonds. In contrast, our sales activity was largely focused on pre-refunded bonds and other very-short-duration securities. These sales helped us further accomplish our duration objectives and allowed us to reinvest the proceeds in bonds that we believed offered better future value potential. However, a somewhat-longer duration for the Pennsylvania portfolio detracted from its relative performance. On the positive side, the Fund was significantly exposed to bonds in the intermediate part of the yield curve, which performed favorably in relative terms.

The Pennsylvania Fund’s lower-rated bonds performed relatively poorly. Bonds backed by tobacco settlement revenues were notable underperformers, given widening credit spreads and increased supply of these securities. Despite the challenges seen in the lower-rated portion of the municipal market, we remained confident in the credit quality of the issuers in the portfolio. We did not add new housing bonds to the Pennsylvania Fund because we believed it was already sufficiently exposed to this sector. Late in the period, we took advantage of available opportunities to invest in attractively valued bonds with below-investment-grade credit ratings.

Nuveen Virginia Municipal Bond Fund

Overall, duration positioning had a minimal impact on the Virginia Fund’s returns relative to the national municipal market during the period. The Fund was significantly exposed to bonds in the intermediate part of the yield curve, which were the good performers this period. In order to keep the duration of the Fund sufficiently long and in line with our internal targets, we focused our efforts on buying longer-dated bonds. We were emphasizing the 25- to 30-year part of the yield curve, which we believed offered relatively attractive values. We financed these opportunities by selling pre-refunded bonds and other very-short-duration securities.

As in the Maryland Fund, the Virginia Fund was also hampered by overweightings in the lower-rated segment of the market. This Fund’s tobacco-backed bonds were notable underperformers, given widening credit spreads and increased supply of these securities.

Despite the challenges seen in the lower-rated portion of the municipal market, we remained confident in the credit quality of the issuers and we were actively adding new lower-rated bonds to the portfolio when we identified particularly compelling values. Many of these opportunities surfaced in August, when credit spreads widened more dramatically than we had seen in years. We also identified particularly attractive values in hospitals and continuing care retirement community (CCRC) facilities, among other areas. In our view, housing bonds offered attractive income characteristics and total return potential.

Investors’ risk aversion remained widespread and was seen in some surprising places, such as bonds backed by Radian Asset Assurance. During the period, Radian’s parent company disclosed some exposure to subprime debt. Although the subsidiary had no subprime exposure of its own, the market’s concern caused Radian-insured bonds to substantially lag the rest of the insured municipal market to levels close to what one would expect from uninsured bonds from the underlying municipal issuers. We held some of these securities in this portfolio. We currently believe that Radian Asset Assurance is financially solid – despite its parent company’s challenges.

Recent Market Events

Many of the municipal bonds in the portfolios are covered by policies of insurance, issued by one of several municipal bond insurers, under which the insurer guarantees the timely payment of interest

Semi-Annual Report    Page 5

and principal on the bonds. Certain of those insurers, including AMBAC, MBIA and FGIC, historically rated AAA (the highest grade), also insure investment vehicles representing interests in subprime mortgages, which suffered severe credit deterioration during the semi-annual period covered by this report. The defaults and/or credit deterioration of the subprime mortgage investments they insured have caused losses to the insurers, which has reduced the insurers’ capital and called into question the insurers’ continued ability to pay interest and principal on insured bonds for the life of those bonds. One rating agency has already reduced the rating for AMBAC-insured bonds to AA, and other rating agencies may follow, and this rating may fall even further. While the major rating agencies continue to give the other affected insurers their highest rating, as of the date this report was written one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions in the future. The value of the insurance associated with bonds held by the Funds in this report (a component of the value of the bond/insurance combination) generally declined during and after the reporting period, and further credit deterioration or rating downgrades of the insurers could cause further declines in the value of the insurance component of an insured bond, although it has not and should not affect the creditworthiness of the municipal issuer of, and the uninsured value of, the underlying bond.

Dividend Information

Throughout the six-month period, all share classes of the Maryland and Virginia Funds saw an increase in their monthly tax-free dividend, while the Florida Preference and Pennsylvania Funds’ dividend remained the same.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2007, the Florida Preference and Pennsylvania Municipal Bond Funds had negative UNII balances for financial statement purposes and positive UNII balances, based upon our best estimate, for tax purposes. The Maryland and Virginia Funds had positive UNII balances for financial statement purposes and positive UNII balances, based upon our best estimates, for tax purposes.

Semi-Annual Report    Page 6

Fund Spotlight as of 11/30/07 Nuveen Florida Preference Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$9.96	$9.96	$9.94	$9.96
Latest Monthly Dividend[1]	$0.0350	$0.0285	$0.0305	$0.0365
Latest Ordinary Income Distribution[2]	$0.0005	$0.0005	$0.0005	$0.0005
Inception Date	6/15/90	2/03/97	9/14/95	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07
A Shares	NAV	Offer
1-Year	1.01%	-3.22%
5-Year	4.15%	3.26%
10-Year	4.13%	3.68%
B Shares	w/o CDSC	w/CDSC
1-Year	0.24%	-3.64%
5-Year	3.36%	3.19%
10-Year	3.49%	3.49%
C Shares	NAV
1-Year	0.38%
5-Year	3.57%
10-Year	3.55%
R Shares	NAV
1-Year	1.20%
5-Year	4.35%
10-Year	4.34%
Tax-Free Yields
A Shares	NAV	Offer
Dividend Yield[3]	4.22%	4.04%
30-Day Yield[3]	3.70%	—
SEC 30-Day Yield[3,4]	—	3.54%
Taxable-Equivalent Yield[4,5]	5.14%	4.92%
B Shares	NAV
Dividend Yield[3]	3.43%
30-Day Yield[3]	2.95%
Taxable-Equivalent Yield[5]	4.10%
C Shares	NAV
Dividend Yield[3]	3.68%
30-Day Yield[3]	3.15%
Taxable-Equivalent Yield[5]	4.38%
R Shares	NAV
Dividend Yield[3]	4.40%
SEC 30-Day Yield[3]	3.90%
Taxable-Equivalent Yield[5]	5.42%

Average Annual Total Returns as of 12/31/07
A Shares	NAV	Offer
1-Year	1.20%	-3.07%
5-Year	3.67%	2.78%
10-Year	3.98%	3.53%
B Shares	w/o CDSC	w/CDSC
1-Year	0.42%	-3.46%
5-Year	2.88%	2.71%
10-Year	3.34%	3.34%
C Shares	NAV
1-Year	0.56%
5-Year	3.08%
10-Year	3.40%
R Shares	NAV
1-Year	1.38%
5-Year	3.86%
10-Year	4.18%

Portfolio Statistics
Net Assets ($000)	$265,025
Average Effective Maturity on Securities (Years)	17.82
Average Duration	6.15

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.83%	0.82%	5/31/07
Class B	1.57%	1.57%	5/31/07
Class C	1.38%	1.37%	5/31/07
Class R	0.63%	0.62%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Paid December 5, 2006. Ordinary income is subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

Semi-Annual Report    Page 7

Fund Spotlight as of 11/30/07 Nuveen Florida Preference Municipal Bond Fund

Bond Credit Quality1,2

Industries2

Tax Obligation/Limited	28.9%
Health Care	17.2%
Utilities	9.5%
Transportation	8.3%
U.S. Guaranteed	6.7%
Long-Term Care	6.4%
Tax Obligation/General	5.4%
Water and Sewer	4.4%
Other	13.2%

1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,009.10	$1,006.20	$1,006.40	$1,011.00	$1,020.91	$1,017.15	$1,018.15	$1,021.91
Expenses Incurred During Period	$4.18	$7.95	$6.94	$3.18	$4.20	$7.99	$6.98	$3.19

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and ..63% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 8

Fund Spotlight as of 11/30/07 Nuveen Maryland Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.42	$10.43	$10.39	$10.43
Latest Monthly Dividend[1]	$0.0335	$0.0270	$0.0290	$0.0355
Inception Date	9/07/94	3/06/97	9/16/94	2/28/92

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07

A Shares	NAV	Offer
1-Year	1.08%	-3.18%
5-Year	4.30%	3.42%
10-Year	4.52%	4.07%

B Shares	w/o CDSC	w/CDSC
1-Year	0.24%	-3.66%
5-Year	3.51%	3.33%
10-Year	3.90%	3.90%

C Shares	NAV
1-Year	0.46%
5-Year	3.71%
10-Year	3.94%

R Shares	NAV
1-Year	1.21%
5-Year	4.48%
10-Year	4.71%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.86%	3.69%
30-Day Yield[2]	3.59%	—
SEC 30-Day Yield[2,3]	—	3.44%
Taxable-Equivalent Yield[3,4]	5.23%	5.01%

B Shares	NAV
Dividend Yield[2]	3.11%
30-Day Yield[2]	2.85%
Taxable-Equivalent Yield[4]	4.15%

C Shares	NAV
Dividend Yield[2]	3.35%
30-Day Yield[2]	3.05%
Taxable-Equivalent Yield[4]	4.45%

R Shares	NAV
Dividend Yield[2]	4.08%
SEC 30-Day Yield[2]	3.79%
Taxable-Equivalent Yield[4]	5.52%

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	1.08%	-3.20%
5-Year	3.75%	2.87%
10-Year	4.35%	3.91%

B Shares	w/o CDSC	w/CDSC
1-Year	0.33%	-3.57%
5-Year	2.96%	2.79%
10-Year	3.75%	3.75%

C Shares	NAV
1-Year	0.46%
5-Year	3.17%
10-Year	3.78%

R Shares	NAV
1-Year	1.21%
5-Year	3.94%
10-Year	4.56%

Portfolio Statistics
Net Assets ($000)	$147,912
Average Effective Maturity on Securities (Years)	16.61
Average Duration	7.59

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	1.07%	1.05%	5/31/07
Class B	1.82%	1.80%	5/31/07
Class C	1.62%	1.60%	5/31/07
Class R	0.87%	0.85%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.4%.

Semi-Annual Report    Page 9

Fund Spotlight as of 11/30/07 Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/General	25.9%
Health Care	16.2%
U.S. Guaranteed	14.1%
Tax Obligation/Limited	13.5%
Education and Civic Organizations	9.4%
Housing/Single Family	5.0%
Housing/Multifamily	4.6%
Other	11.3%

1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,013.20	$1,008.40	$1,009,60	$1,013.40	$1,020.00	$1,016.29	$1,017.25	$1,021.01
Expenses Incurred During Period	$5.10	$8.81	$7.86	$4.09	$5.11	$8.85	$7.89	$4.10

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.01%, 1.75%, 1.56% and ..81% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 10

Fund Spotlight as of 11/30/07 Nuveen Pennsylvania Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.38	$10.38	$10.34	$10.35
Latest Monthly Dividend[1]	$0.0335	$0.0270	$0.0290	$0.0355
Inception Date	10/29/86	2/03/97	2/02/94	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07

A Shares	NAV	Offer
1-Year	1.87%	-2.37%
5-Year	4.63%	3.73%
10-Year	4.66%	4.22%

B Shares	w/o CDSC	w/CDSC
1-Year	1.11%	-2.81%
5-Year	3.85%	3.68%
10-Year	4.04%	4.04%

C Shares	NAV
1-Year	1.35%
5-Year	4.06%
10-Year	4.08%

R Shares	NAV
1-Year	2.11%
5-Year	4.84%
10-Year	4.87%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[2]	3.87%	3.71%
30-Day Yield[2]	3.55%	—
SEC 30-Day Yield[2,3]	—	3.40%
Taxable-Equivalent Yield[3,4]	5.09%	4.87%

B Shares	NAV
Dividend Yield[2]	3.12%
30-Day Yield[2]	2.82%
Taxable-Equivalent Yield[4]	4.04%

C Shares	NAV
Dividend Yield[2]	3.37%
30-Day Yield[2]	3.01%
Taxable-Equivalent Yield[4]	4.31%

R Shares	NAV
Dividend Yield[2]	4.12%
SEC 30-Day Yield[2]	3.74%
Taxable-Equivalent Yield[4]	5.36%

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	2.36%	-1.93%
5-Year	4.23%	3.34%
10-Year	4.50%	4.05%

B Shares	w/o CDSC	w/CDSC
1-Year	1.59%	-2.35%
5-Year	3.43%	3.26%
10-Year	3.88%	3.88%

C Shares	NAV
1-Year	1.84%
5-Year	3.66%
10-Year	3.93%

R Shares	NAV
1-Year	2.50%
5-Year	4.42%
10-Year	4.70%

Portfolio Statistics
Net Assets ($000)	$225,979
Average Effective Maturity on Securities (Years)	15.83
Average Duration	6.13

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.86%	0.84%	5/31/07
Class B	1.61%	1.59%	5/31/07
Class C	1.41%	1.39%	5/31/07
Class R	0.66%	0.64%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

4	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

Semi-Annual Report    Page 11

Fund Spotlight as of 11/30/07 Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/General	22.8%
U.S. Guaranteed	14.4%
Education and Civic Organizations	13.8%
Health Care	10.7%
Transportation	7.4%
Tax Obligation/Limited	6.7%
Water and Sewer	5.6%
Long-Term Care	4.7%
Other	13.9%

1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,018.60	$1,014.80	$1,016.10	$1,019.90	$1,020.96	$1,017.25	$1,018.25	$1,021.96
Expenses Incurred During Period	$4.15	$7.88	$6.87	$3.14	$4.15	$7.89	$6.88	$3.14

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.56%, 1.36% and ..62% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 12

Fund Spotlight as of 11/30/07 Nuveen Virginia Municipal Bond Fund

Quick Facts
	A Shares	B Shares	C Shares	R Shares
NAV	$10.77	$10.74	$10.76	$10.73
Latest Monthly Dividend[1]	$0.0350	$0.0285	$0.0300	$0.0370
Latest Capital Gain Distribution[2]	$0.0115	$0.0115	$0.0115	$0.0115
Inception Date	3/27/86	2/03/97	10/04/93	2/03/97

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within 18 months of purchase. Class B shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund’s investment adviser.

Average Annual Total Returns as of 11/30/07

A Shares	NAV	Offer
1-Year	1.69%	-2.56%
5-Year	4.80%	3.90%
10-Year	4.69%	4.24%

B Shares	w/o CDSC	w/CDSC
1-Year	0.87%	-3.04%
5-Year	4.05%	3.88%
10-Year	4.06%	4.06%

C Shares	NAV
1-Year	1.13%
5-Year	4.25%
10-Year	4.12%

R Shares	NAV
1-Year	1.83%
5-Year	5.01%
10-Year	4.89%
Tax-Free Yields

A Shares	NAV	Offer
Dividend Yield[3]	3.90%	3.74%
30-Day Yield[3]	3.57%	—
SEC 30-Day Yield[3,4]	—	3.42%
Taxable-Equivalent Yield[4,5]	5.26%	5.04%

B Shares	NAV
Dividend Yield[3]	3.18%
30-Day Yield[3]	2.83%
Taxable-Equivalent Yield[5]	4.17%

C Shares	NAV
Dividend Yield[3]	3.35%
30-Day Yield[3]	3.03%
Taxable-Equivalent Yield[5]	4.46%

R Shares	NAV
Dividend Yield[3]	4.14%
SEC 30-Day Yield[3]	3.77%
Taxable-Equivalent Yield[5]	5.55%

Average Annual Total Returns as of 12/31/07

A Shares	NAV	Offer
1-Year	1.87%	-2.41%
5-Year	4.31%	3.42%
10-Year	4.54%	4.09%

B Shares	w/o CDSC	w/CDSC
1-Year	1.14%	-2.77%
5-Year	3.55%	3.38%
10-Year	3.91%	3.91%

C Shares	NAV
1-Year	1.31%
5-Year	3.74%
10-Year	3.97%

R Shares	NAV
1-Year	2.11%
5-Year	4.51%
10-Year	4.74%

Portfolio Statistics
Net Assets ($000)	$338,200
Average Effective Maturity on Securities (Years)	16.69
Average Duration	6.83

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios	As of Date
Class A	0.94%	0.93%	5/31/07
Class B	1.70%	1.68%	5/31/07
Class C	1.49%	1.48%	5/31/07
Class R	0.74%	0.73%	5/31/07

The expense ratios shown factor in Annual Fund Operating Expenses including management fees and other fees and expenses. The Net Expense Ratios reflect a custodian fee credit from the custodian bank whereby certain fees and expenses are reduced by credits earned on the Fund’s cash on deposit with the bank. There is no guarantee that the Fund will earn such credits in the future. Absent the credit, the Net Expense Ratios would be higher and total returns would be less. These expense ratios may vary from the expense ratios shown elsewhere in this report.

1	Paid December 3, 2007. This is the latest monthly tax-exempt dividend declared during the period ended November 30, 2007.

2	Paid December 5, 2006. Capital gains are subject to federal taxation.

3	Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the Net Asset Value (NAV) per share. The Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

4	The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

5	The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

Semi-Annual Report    Page 13

Fund Spotlight as of 11/30/07 Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1,2

Industries[2]
Tax Obligation/Limited	26.1%
U.S. Guaranteed	15.8%
Tax Obligation/General	12.0%
Health Care	10.2%
Transportation	7.6%
Housing/Single Family	6.6%
Water and Sewer	6.0%
Long-Term Care	3.8%
Other	11.9%

1	The percentage of AAA ratings shown in the foregoing chart reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the portfolio rated AAA from the percentage shown in the foregoing chart.

2	As a percentage of total investments as of November 30, 2007. Holdings are subject to change.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)

	A Shares	B Shares	C Shares	R Shares	A Shares	B Shares	C Shares	R Shares
Beginning Account Value (6/01/07)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/07)	$1,015.50	$1,011.80	$1,012.70	$1,016.70	$1,020.46	$1,016.70	$1,017.70	$1,021.41
Expenses Incurred During Period	$4.65	$8.42	$7.42	$3.69	$4.66	$8.44	$7.44	$3.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .92%, 1.67%, 1.47% and ..73% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Semi-Annual Report    Page 14

Shareholder

Meeting Report

The special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007.

	Nuveen Florida Preference Municipal Bond Fund	Nuveen Maryland Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
To approve a new investment management agreement:
For	13,633,537	6,790,650	13,538,776	16,789,745
Against	301,280	297,738	407,152	614,272
Abstain	836,711	183,459	292,837	494,354
Broker Non-Votes	3,557,464	1,887,886	2,578,347	5,555,012
Total	18,328,992	9,159,733	16,817,112	23,453,383

Approval of the Board Members was reached as follows:
Robert P. Bremner
For	17,582,284	8,860,609	16,444,052	22,746,691
Withhold	746,708	299,124	373,060	706,692
Total	18,328,992	9,159,733	16,817,112	23,453,383
Jack B. Evans
For	17,585,208	8,866,409	16,445,943	22,757,123
Withhold	743,784	293,324	371,169	696,260
Total	18,328,992	9,159,733	16,817,112	23,453,383
William C. Hunter
For	17,581,783	8,866,409	16,433,459	22,760,817
Withhold	747,209	293,324	383,653	692,566
Total	18,328,992	9,159,733	16,817,112	23,453,383
David J. Kundert
For	17,588,167	8,860,609	16,434,008	22,745,113
Withhold	740,825	299,124	383,104	708,270
Total	18,328,992	9,159,733	16,817,112	23,453,383
William J. Schneider
For	17,582,284	8,866,409	16,437,511	22,758,773
Withhold	746,708	293,324	379,601	694,610
Total	18,328,992	9,159,733	16,817,112	23,453,383
Timothy R. Schwertfeger
For	17,582,258	8,862,321	16,429,569	22,758,258
Withhold	746,734	297,412	387,543	695,125
Total	18,328,992	9,159,733	16,817,112	23,453,383
Judith M. Stockdale
For	17,584,707	8,859,441	16,444,511	22,769,135
Withhold	744,285	300,292	372,601	684,248
Total	18,328,992	9,159,733	16,817,112	23,453,383

	Nuveen Florida Preference Municipal Bond Fund	Nuveen Maryland Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
Approval of the Board Members was reached as follows:
Carole E. Stone
For	17,585,208	8,866,213	16,439,860	22,771,694
Withhold	743,784	293,520	377,252	681,689
Total	18,328,992	9,159,733	16,817,112	23,453,383

To ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the current fiscal year:
For	17,938,739	8,842,383	16,468,441	22,743,553
Against	82,466	168,014	157,356	387,798
Abstain	307,787	149,336	191,315	322,032
Total	18,328,992	9,159,733	16,817,112	23,453,383

Portfolio of Investments (Unaudited)

Nuveen Florida Preference Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 0.5%

$1,370	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB	$1,316,543
	Consumer Staples – 2.2%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	BBB	952,980

5,055	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BBB	3,269,170

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%, 6/01/41	6/17 at 100.00	BBB	1,678,860
8,055	Total Consumer Staples			5,901,010
	Education and Civic Organizations – 2.8%

2,515	University of Central Florida, Certificates of Participation, Athletic Association, Series 2004A, 5.125%, 10/01/23 – FGIC Insured	10/14 at 100.00	AAA	2,640,423

4,750	Volusia County Educational Facilities Authority, Florida, Revenue Bonds, Embry-Riddle Aeronautical University, Series 2005, 5.000%, 10/15/25 – RAAI Insured	10/15 at 100.00	AA	4,780,448
7,265	Total Education and Civic Organizations			7,420,871
	Energy – 1.1%

3,000	St. John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	2,870,430
	Health Care – 16.7%

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
1,000	5.000%, 4/01/34	4/16 at 100.00	A	977,030
3,000	5.000%, 4/01/36	4/16 at 100.00	A	2,920,020

3,500	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	BBB+	3,549,105

1,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, H. Lee Moffitt Cancer Center and Research Institute, Series 2007A, 5.250%, 7/01/37	7/17 at 100.00	A–	997,710

	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B:
5,000	5.250%, 10/01/28	10/13 at 100.00	A3	5,059,700
2,580	5.250%, 10/01/34	10/13 at 100.00	A3	2,593,958

185	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2006, 5.250%, 10/01/41	10/16 at 100.00	A3	185,246

8,500	Jacksonville Economic Development Commission, Florida, Healthcare Facilities Revenue Bonds, Mayo Clinic, Series 2001A, 5.500%, 11/15/36	11/11 at 101.00	AA	8,884,965

1,750	Lakeland, Florida, Hospital System Revenue Refunding Bonds, Lakeland Regional Medical Center, Series 1996A, 5.250%, 11/15/25 – MBIA Insured	5/08 at 101.00	AAA	1,769,110

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+	1,661,601

5,000	Marion County Hospital District, Florida, Revenue Bonds, Munroe Regional Medical Center, Series 2007, 5.000%, 10/01/34	10/17 at 100.00	A2	4,898,350

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21	No Opt. Call	AAA	312,570
275	5.000%, 1/01/22	1/15 at 100.00	AAA	290,164

5,000	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.625%, 12/01/31	12/11 at 101.00	A	5,114,600

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/10 at 100.00	Baa2	2,161,747

3,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	BBB+	2,860,470
43,815	Total Health Care			44,236,346

Portfolio of Investments (Unaudited)

Nuveen Florida Preference Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 3.3%

$3,500	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	4/08 at 101.00	AAA	$3,536,085

50	Florida Housing Finance Agency, General Mortgage Revenue Refunding Bonds, Series 1992A, 6.400%, 6/01/24	12/07 at 100.00	AA	51,122

1,325	Florida Housing Finance Agency, GNMA Collateralized Multifamily Housing Revenue Bonds, Driftwood Terrace Apartments, Series 1989I, 7.650%, 12/20/31 (Alternative Minimum Tax)	12/07 at 100.00	AAA	1,368,844

1,115	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	2/08 at 100.00	AAA	1,116,383

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Leigh Meadows Apartments, Series 1996N, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/08 at 101.00	AAA	1,007,070

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/08 at 101.00	AAA	1,008,180

740	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	6/08 at 102.00	N/R	742,464
8,730	Total Housing/Multifamily			8,830,148
	Housing/Single Family – 0.4%

70	Leon County Housing Finance Authority, Florida, Single Family Mortgage Revenue Bonds, Multi-County Program, Series 1995B, 7.300%, 1/01/28 (Alternative Minimum Tax)	No Opt. Call	AA	72,394

1,030	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 1999A-2, 0.000%, 3/01/31	9/08 at 27.73	Aaa	271,045

495	Orange County Housing Finance Authority, Florida, Homeowner Revenue Bonds, Series 2002A, 5.550%, 9/01/33 (Alternative Minimum Tax)	3/11 at 101.00	Aaa	498,510
1,595	Total Housing/Single Family			841,949
	Industrials – 0.5%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32 (WI/DD, Settling 12/13/07)	No Opt. Call	BB+	1,000,350
	Long-Term Care – 6.2%

10,000	Atlantic Beach, Florida, Healthcare Facilities Revenue Refunding Bonds, Fleet Landing Project, Series 1999, 6.000%, 10/01/29 – ACA Insured	10/09 at 101.00	A	10,085,696

3,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34	12/17 at 100.00	BBB	2,934,330

588	Sarasota County Health Facility Authority, Florida, Health Facilities Revenue Bonds, Sunnyside Properties, Series 1995, 6.000%, 5/15/10	5/08 at 100.00	N/R	590,634

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	N/R	1,185,709
1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,589,195
16,283	Total Long-Term Care			16,385,564
	Materials – 2.3%

4,600	Hillsborough County Industrial Development Authority, Florida, Exempt Facilities Remarketed Revenue Bonds, National Gypsum Company, Apollo Beach Project, Series 2000B, 7.125%, 4/01/30 (Alternative Minimum Tax)	4/10 at 101.00	N/R	4,755,848

1,270	Nassau County, Florida, Pollution Control Revenue Refunding Bonds, ITT Rayonier Inc., Series 1993, 6.200%, 7/01/15	1/08 at 100.00	BBB–	1,279,944
5,870	Total Materials			6,035,792
	Tax Obligation/General – 5.2%

5,465	Florida Department of Transportation, Full Faith and Credit Right-of-Way Acquisition and Bridge Construction Bonds, Series 2002, 5.250%, 7/01/20	7/12 at 101.00	AAA	5,878,482

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$2,165	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	$2,549,352

5,180	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.000%, 6/01/21 – MBIA Insured	6/12 at 101.00	AAA	5,462,673
12,810	Total Tax Obligation/General			13,890,507
	Tax Obligation/Limited – 28.1%

1,000	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	829,230

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	N/R	491,060

585	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	563,150

3,000	Bartram Springs Community Development District, Duval County, Florida, Special Assessment Bonds, Series 2006, 4.750%, 5/01/34	5/16 at 100.00	N/R	2,487,000

3,330	Broward County School Board, Florida, Certificates of Participation, Series 2004C, 5.250%, 7/01/19 – FSA Insured	7/14 at 100.00	AAA	3,569,793

1,145	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	898,069

5,000	Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax Revenue Bonds, Series 2007, 5.000%, 12/01/36 – AMBAC Insured	12/16 at 100.00	AAA	5,207,800

2,500	Escambia County School Board, Florida, Certificates of Participation, Series 2004, 5.000%, 2/01/22 – MBIA Insured	2/15 at 100.00	AAA	2,615,475

2,500	Flagler County School Board, Florida, Certificates of Participation, Master Lease Revenue Program, Series 2005A, 5.000%, 8/01/30 – FSA Insured	8/15 at 100.00	AAA	2,569,550

2,145	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – MBIA Insured	8/15 at 101.00	AAA	2,254,953

5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	AAA	6,422,100

2,595	Indian River County School Board, Florida, Certificates of Participation, Series 2005, 5.000%, 7/01/22 – MBIA Insured	7/15 at 100.00	AAA	2,720,858

4,120	Jacksonville, Florida, Better Jacksonville Sales Tax Revenue Bonds, Series 2003, 5.250%, 10/01/20 – MBIA Insured	10/13 at 100.00	AAA	4,433,202

	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004:
975	5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	AAA	1,056,403
1,710	5.000%, 10/01/16 – AMBAC Insured	10/14 at 100.00	AAA	1,840,969
1,860	5.000%, 10/01/17 – AMBAC Insured	10/14 at 100.00	AAA	2,019,049

1,000	Lee County, Florida, Local Option Gas Tax Revenue Bonds, Series 2004, 5.000%, 10/01/20 – FGIC Insured	10/14 at 100.00	Aaa	1,061,580

2,015	Manatee County, Florida, Revenue Bonds, Series 2004, 5.000%, 10/01/21 – FGIC Insured	10/14 at 100.00	AAA	2,135,235

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	10/10 at 102.00	AAA	3,964,845

	Miami-Dade County, Florida, Beacon Tradeport Community Development District, Special Assessment Bonds, Commercial Project, Series 2002A:
1,975	5.500%, 5/01/22 – RAAI Insured	5/12 at 102.00	AA	2,037,311
850	5.625%, 5/01/32 – RAAI Insured	5/12 at 102.00	AA	870,859

5,550	Okaloosa County, Florida, Fourth Cent Tourist Development Tax Revenue Bonds, Series 2000, 5.625%, 10/01/30 – AMBAC Insured	10/10 at 101.00	AAA	5,869,458

1,000	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	817,390

4,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AAA	4,201,360

1,000	Port Saint Lucie. Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – MBIA Insured	7/17 at 100.00	AAA	1,007,150

Portfolio of Investments (Unaudited)

Nuveen Florida Preference Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$900	Sampson Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.000%, 5/01/31 – RAAI Insured	5/16 at 100.00	AA		$876,933

2,050	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/25 – AMBAC Insured	10/14 at 100.00	AAA		2,132,246

1,000	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R		992,900

1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R		986,190

1,000	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R		916,900

	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004:
2,925	5.000%, 12/01/25 – FSA Insured	12/14 at 100.00	Aaa		3,048,581
3,065	5.000%, 12/01/26 – FSA Insured	12/14 at 100.00	Aaa		3,186,956

500	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R		408,575
71,555	Total Tax Obligation/Limited				74,493,130
	Transportation – 8.0%

6,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	AAA		6,117,480

3,220	Broward County, Florida, Airport System Revenue Bonds, Series 2004L, 5.000%, 10/01/22 – AMBAC Insured	10/14 at 100.00	AAA		3,362,775

7,165	Miami-Dade County Expressway Authority, Florida, Toll System Revenue Bonds, Series 2004B, 5.000%, 7/01/21 – FGIC Insured	7/14 at 100.00	AAA		7,586,660

4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA		4,249,680
20,385	Total Transportation				21,316,595
	U.S. Guaranteed – 6.5% (4)

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	12/07 at 100.00	AAA		441,095

	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984:
2,215	9.875%, 7/01/09 (ETM)	No Opt. Call	AAA		2,367,547
1,000	10.000%, 7/01/14 (ETM)	No Opt. Call	AAA		1,271,830

	North Broward Hospital District, Florida, Revenue and Improvement Bonds, Series 2001:
4,545	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A	(4)	4,943,824
455	6.000%, 1/15/31 (Pre-refunded 1/15/11)	1/11 at 101.00	A	(4)	495,354

1,750	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 9B, Series 1999, 6.000%, 8/01/29 (Pre-refunded 8/01/09)	8/09 at 101.00	N/R	(4)	1,841,578

3,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	A2	(4)	3,666,943

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
1,010	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,104,657
935	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,022,628

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	1/08 at 100.00	AAA		173,158
15,640	Total U.S. Guaranteed				17,328,614
	Utilities – 9.2%

4,350	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	Baa2		4,482,806

4,020	JEA St. John’s River Power Park System, Florida, Revenue Refunding Bonds, Issue 2, Series 2002-17, 5.000%, 10/01/18	10/11 at 100.00	Aa2		4,186,830

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,110	JEA, Florida, Electric System Revenue Bonds, Series 2006-3A, 5.000%, 10/01/41 – FSA Insured	4/15 at 100.00	AAA	$1,136,407

1,670	Leesburg, Florida, Electric System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	AAA	1,763,520

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	AAA	2,434,080

8,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	5,870,000

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AAA	678,860

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AAA	1,044,400

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – MBIA Insured	10/15 at 100.00	AAA	2,916,782
25,925	Total Utilities			24,513,685
	Water and Sewer – 4.3%

2,540	Harpeth Valley Utility District, Davidson and Williamson Counties, Tennessee, Revenue Bonds, Utility Improvements, Series 2007, 5.250%, 9/01/37 – FGIC Insured	9/17 at 100.00	Aaa	2,712,644

	Manatee County, Florida, Public Utilities Revenue Refunding and Improvement Bonds, Series 1991C:
1,850	0.000%, 10/01/08 – MBIA Insured	No Opt. Call	AAA	1,798,718
2,800	0.000%, 10/01/09 – MBIA Insured	No Opt. Call	AAA	2,630,964

2,700	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – MBIA Insured	10/13 at 100.00	AAA	2,756,646

1,395	Sarasota County, Florida, Utility System Revenue Bonds, Series 2005A, 5.000%, 10/01/12 – FGIC Insured	No Opt. Call	AAA	1,492,734
11,285	Total Water and Sewer			11,391,706
$254,583	Total Investments (cost $251,823,621) – 97.3%			257,773,240

	Other Assets Less Liabilities – 2.7%			7,251,285

	Net Assets – 100%			$265,024,525

Forward Swaps outstanding at November 30, 2007:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (5)	Termination Date	Unrealized Appreciation (Depreciation)
Morgan Stanley	$1,500,000	Pay	3-Month USD-LIBOR	5.335%	Semi-Annually	2/21/08	2/21/30	$87,849
Royal Bank of Canada	2,000,000	Pay	SIFM	4.335	Quarterly	8/06/08	8/06/37	171,578
								$259,427
USD-LIBOR	(United States Dollar-London Inter-Bank Offered Rate)

SIFM – The daily arithmetic average of the weekly SIFM (Securities Industry and Financial Markets) Municipal Swap Index.

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 2.4%

$3,350	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – XLCA Insured	9/16 at 100.00	AAA	$3,533,613
	Consumer Staples – 1.1%

1,485	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	1,450,741

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/11 at 100.00	Baa3	114,311
1,610	Total Consumer Staples			1,565,052
	Education and Civic Organizations – 9.9%

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BBB–	635,519

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	663,137

	Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of Maryland – College Park, Series 2001:
980	5.375%, 7/01/15 – AMBAC Insured	7/11 at 100.00	AAA	1,045,817
725	5.375%, 7/01/16 – AMBAC Insured	7/11 at 100.00	AAA	773,691

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	7/08 at 102.00	BBB–	508,750

	Maryland Health and Higher Educational Facilities Authority, Mortgage Revenue Bonds, Green Acres School, Series 1998:
665	5.300%, 7/01/18	1/08 at 101.00	BBB–	667,081
1,000	5.300%, 7/01/28	1/08 at 101.00	BBB–	1,000,040

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
250	5.250%, 7/01/25 – FSA Insured	1/11 at 101.00	AAA	261,710
500	5.250%, 7/01/30 – FSA Insured	1/11 at 101.00	AAA	523,420

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	632,106

870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	834,304

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Johns Hopkins University, Series 1998, 5.125%, 7/01/20	7/08 at 102.00	AA	1,027,820

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	A1	859,621

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	AAA	581,361

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – MBIA Insured	No Opt. Call	AAA	1,786,080

500	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/19	4/13 at 100.00	AA	527,350

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA	1,183,259

1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	1,081,325
14,100	Total Education and Civic Organizations			14,592,391
	Energy – 0.3%

400	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	370,480

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 16.3%

$5,000	Baltimore County, Maryland, Catholic Health Initiatives, Revenue Bonds, Series 2006A, 4.500%, 9/01/33	9/16 at 100.00	AA	$4,691,449

675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	665,874

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A2	840,418

1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 5.800%, 7/01/32	7/12 at 100.00	Baa1	1,538,985

965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	AA	941,666

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa1	920,094

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	778,088

750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34 – MBIA Insured	7/11 at 100.00	A+	744,510

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	6/09 at 101.00	A+	2,051,200

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,792,997

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34	7/14 at 100.00	A	529,058

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A3	868,156

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	583,209
440	5.500%, 7/01/42	7/17 at 100.00	BBB	431,306

1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,049,160

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	817,272

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A3	1,388,351
900	5.000%, 7/01/40	7/15 at 100.00	A3	878,742

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	AAA	827,735

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	AAA	518,805

350	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14	1/08 at 100.00	B3	314,020

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – MBIA Insured	1/08 at 100.00	AAA	1,002,340
24,345	Total Health Care			24,173,435
	Housing/Multifamily – 4.8%

750	Baltimore County, Maryland, GNMA Collateralized Revenue Refunding Bonds, Cross Creek Apartments, Series 1998A, 5.250%, 10/20/33	10/08 at 102.00	AAA	760,275

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	1/09 at 101.00	Aa2	502,020

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,000	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	1/10 at 100.00	Aa2	$1,022,730

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	10/08 at 101.50	Aaa	1,007,380

600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/11 at 101.00	A	615,780

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AAA	578,875

1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/08 at 101.00	Aaa	1,426,575

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	1/08 at 100.00	Aa2	200,252

1,000	Prince George’s County Housing Authority, Maryland, GNMA Collateralized Mortgage Revenue Bonds, University Landing Apartments, Series 1999, 6.100%, 3/20/41 (Alternative Minimum Tax)	9/09 at 102.00	AAA	1,033,230
7,040	Total Housing/Multifamily			7,147,117
	Housing/Single Family – 5.2%

1,195	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,186,946

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,485,345

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	955,088

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	851,828

780	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	744,401

1,130	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,086,947

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,173,864

245	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	251,801
7,950	Total Housing/Single Family			7,736,220
	Industrials – 1.6%

1,860	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	1,832,695

500	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	1/09 at 101.00	BBB	503,185
2,360	Total Industrials			2,335,880
	Long-Term Care – 3.4%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	2,159,554

	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A:
500	5.500%, 1/01/19 – RAAI Insured	1/09 at 101.00	AA	509,505
500	5.625%, 1/01/25 – RAAI Insured	1/09 at 101.00	AA	508,985

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	BBB+	1,794,792
5,250	Total Long-Term Care			4,972,836

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Materials – 1.1%

$1,500	Baltimore, Maryland, Port Facilities Revenue Bonds, Consolidation Coal Sales Company, Series 1984B, 6.500%, 10/01/11	4/08 at 100.00	A	$1,570,650
	Tax Obligation/General – 27.2%

	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006:
560	5.000%, 3/01/21	3/16 at 100.00	AAA	602,874

435	5.000%, 3/01/21	3/16 at 100.00	AAA	468,304

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	438,816

1,000	Baltimore County, Maryland, Metropolitan District Special Assessment Bonds, 67th Issue, 5.000%, 6/01/25	6/11 at 101.00	AAA	1,041,050

750	Baltimore, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004A, 5.000%, 10/15/22 – AMBAC Insured	10/14 at 100.00	AAA	796,283

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA	441,124

	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006:
1,100	5.000%, 3/01/14	No Opt. Call	AA	1,201,442
300	5.000%, 3/01/16	No Opt. Call	AA	331,365

860	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2006, 5.000%, 11/01/20	No Opt. Call	AA	953,886

	Frederick, Maryland, General Obligation Bonds, Series 2005:
1,500	5.000%, 8/01/16 – MBIA Insured	8/15 at 100.00	AAA	1,644,315
2,000	5.000%, 8/01/17 – MBIA Insured	8/15 at 100.00	AAA	2,188,060

1,525	Howard County, Maryland, Consolidated Public Improvement Bonds, Series 2004B, 5.000%, 8/15/18	2/14 at 100.00	AAA	1,633,107

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15 (UB)	No Opt. Call	AAA	10,197,900

1,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, Series 2002A, 5.500%, 8/01/15	No Opt. Call	AAA	1,138,870

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	1,987,938

1,990	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 5/01/16	No Opt. Call	AAA	2,204,164

1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2001, 5.250%, 10/01/13	10/11 at 101.00	AAA	1,077,370

	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A:
1,000	5.000%, 10/01/17	10/13 at 100.00	AA+	1,071,970
2,000	5.000%, 10/01/18	10/13 at 100.00	AA+	2,118,560

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	AAA	5,600,497

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16	6/15 at 100.00	AAA	548,665

	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Water Supply Bonds, Series 2005:
1,230	5.000%, 6/01/16	6/15 at 100.00	AAA	1,349,716
1,250	5.000%, 6/01/19	6/15 at 100.00	AAA	1,346,875
36,600	Total Tax Obligation/General			40,383,151
	Tax Obligation/Limited – 14.2%

430	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	437,878

1,000	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – MBIA Insured	9/08 at 102.00	AAA	1,028,850

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R		$188,642

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
310	5.600%, 7/01/20 – RAAI Insured	7/10 at 102.00	AA		322,388
115	5.700%, 7/01/29 – RAAI Insured	7/10 at 102.00	AA		118,733

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R		441,266

1,110	Maryland Community Development Administration, Infrastructure Financing Bonds, Series 2000A, 5.875%, 6/01/30 – MBIA Insured	6/10 at 101.00	Aaa		1,173,836

830	Maryland Department of Transportation, Certificates of Participation, Mass Transit Administration Project, Series 2000, 5.500%, 10/15/18 (Alternative Minimum Tax)	10/10 at 101.00	AA+		863,391

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA		1,991,798

935	Maryland Economic Development Corporation, Lease Revenue Bonds, Department of Transportation Headquarters Building, Series 2002, 5.375%, 6/01/19	6/12 at 100.50	AA+		1,006,397

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:
430	5.000%, 9/15/13	9/12 at 100.00	AA+		461,562
650	5.000%, 9/15/16	9/12 at 100.00	AA+		694,707

1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+		1,615,060

1,470	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21	6/12 at 100.00	AA		1,543,926

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	AA		517,660

500	New Baltimore City Board of School Commissioners, Maryland, School System Revenue Bonds, Series 2000, 5.125%, 11/01/15	11/10 at 100.00	AA+		524,760

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – MBIA Insured	6/13 at 100.00	AAA		1,071,000

3,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AAA		3,293,759

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	AAA		1,153,061

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – FSA Insured	8/12 at 100.00	AAA		1,059,700

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+		455,927

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	AAA		1,046,830
25,700	Total Tax Obligation/Limited				21,011,131
	Transportation – 0.3%

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/07 at 101.00	CCC+		483,270
	U.S. Guaranteed – 14.9% (4)

1,250	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA		1,314,925

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AAA		935,878

	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount St. Mary’s College, Series 2001A:
100	5.750%, 9/01/25 (Pre-refunded 3/01/10)	3/10 at 101.00	BBB–	(4)	106,167
100	5.800%, 9/01/30 (Pre-refunded 3/01/10)	3/10 at 101.00	BBB–	(4)	106,274

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002:
$1,250	5.000%, 11/01/20 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa		$1,359,638
1,250	5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa		1,359,638

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
240	5.600%, 7/01/20 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 102.00	N/R	(4)	258,259
95	5.700%, 7/01/29 (Pre-refunded 7/01/10) – RAAI Insured	7/10 at 102.00	N/R	(4)	102,461

1,860	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1992, 6.500%, 9/01/12 – FSA Insured (ETM)	No Opt. Call	AAA		2,017,747

1,000	Howard County, Maryland, Consolidated Public Improvement Refunding Bonds, Series 2002A, 5.250%, 8/15/18 (Pre-refunded 2/15/12)	2/12 at 100.00	AAA		1,079,040

1,100	Howard County, Maryland, Consolidated Public Improvement Refunding Bonds, Series 2003A, 5.000%, 8/15/14 (Pre-refunded 8/15/12)	8/12 at 100.00	AAA		1,184,612

	Maryland Economic Development Corporation, Health and Mental Hygiene Providers Revenue Bonds, Series 1996A:
835	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	947,441
630	7.625%, 4/01/21 (Pre-refunded 4/01/11)	4/11 at 102.00	N/R	(4)	714,836

	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Collegiate Housing Foundation – College Park, Series 1999A:
1,250	5.750%, 6/01/19 (Pre-refunded 6/01/09)	6/09 at 102.00	Baa2	(4)	1,317,863
250	5.750%, 6/01/24 (Pre-refunded 6/01/09)	6/09 at 102.00	Baa2	(4)	263,573

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	AAA		1,758,571

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2001, 5.500%, 6/01/32 (Pre-refunded 6/01/11)	6/11 at 100.00	Baa1	(4)	670,669

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A	(4)	557,790

1,500	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		1,723,560

1,175	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A, 5.500%, 10/01/40 (ETM)	10/10 at 101.00	AAA		1,242,786

540	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		563,625

750	University of Puerto Rico, University System Revenue Bonds, Series 2000O, 5.750%, 6/01/19 (Pre-refunded 6/01/10) – MBIA Insured	6/10 at 100.00	AAA		795,930

1,500	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(4)	1,646,175
20,275	Total U.S. Guaranteed				22,027,458
	Utilities – 0.7%

1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/08 at 100.00	N/R		1,002,440
	Water and Sewer – 1.1%

1,500	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AAA		1,571,925

100	Maryland Energy Financing Administration, Solid Waste Disposal Revenue Bonds, Baltimore Wheelabrator Water Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative Minimum Tax)	12/07 at 101.00	A–		101,173
1,600	Total Water and Sewer				1,673,098
$153,580	Total Long-Term Investments (cost $152,156,375) – 104.5%				154,578,222

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Ratings (3)	Value

	Short-Term Investments – 0.8%

$1,125	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, Kennedy Krieger Institute Project, Variable Rate Demand Obligations, Series 2006, 6.000%, 7/01/36 – RAAI Insured (5)	Aa3	$1,125,000

	Total Short-Term Investments (cost $1,125,000)		1,125,000

	Total Investments (cost $153,281,375) – 105.3%		155,703,222

	Floating Rate Obligations – (4.1)%		(6,000,000)

	Other Assets Less Liabilities – (1.2)%		(1,791,178)

	Net Assets – 100%		$147,912,044

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.0%

$65	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$71,112
	Education and Civic Organizations – 13.6%

1,190	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	1,250,904

	Chester County Health and Education Facilities Authority, Pennsylvania, College Revenue Bonds, Immaculata College, Series 1998:
1,300	5.600%, 10/15/18	10/08 at 102.00	BB+	1,315,184
550	5.625%, 10/15/27	10/08 at 102.00	BB+	551,260

1,060	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2007G-G1, 4.500%, 5/01/37 – MBIA Insured	5/17 at 100.00	AAA	1,040,454

1,815	Delaware County Authority, Pennsylvania, College Revenue Refunding Bonds, Neumann College, Series 1998A, 5.375%, 10/01/26	10/08 at 100.00	BBB–	1,817,214

1,645	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2005, 5.000%, 8/01/24 – MBIA Insured	8/15 at 100.00	AAA	1,726,576

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
980	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	AAA	1,036,056
480	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	AAA	505,675

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	AAA	1,075,120

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	AA	362,666

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	AAA	2,079,920

910	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 4.500%, 4/01/30 – RAAI Insured	4/16 at 100.00	AA	814,186

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – MBIA Insured	8/15 at 100.00	Aaa	2,616,125

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	AA	160,761

715	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	690,468

1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007 GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	AA	1,193,131

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – MBIA Insured	4/16 at 100.00	AAA	1,812,591

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA	1,036,820

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – XLCA Insured	5/15 at 100.00	AAA	1,262,025

7,000	Pennsylvania State University, General Obligation Refunding Bonds, Series 2002, 5.250%, 8/15/13	No Opt. Call	AA	7,659,959

245	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A, 5.250%, 1/01/27	1/17 at 100.00	BBB	240,786

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	531,715
29,585	Total Education and Civic Organizations			30,779,596

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care – 10.6%

$470	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Baa2	$440,465

2,500	Chester County Health and Educational Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 1997B, 5.375%, 5/15/27	5/08 at 101.00	AA–	2,536,550

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	AAA	2,024,100

1,510	Jeannette Health Services Authority, Pennsylvania, Hospital Revenue Bonds, Jeannette District Memorial Hospital, Series 1996A, 6.000%, 11/01/18	5/08 at 100.50	BB–	1,473,367

3,000	Lancaster County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, The Lancaster General Hospital Project, Series 2007A, 5.000%, 3/15/31	3/17 at 100.00	AA–	3,029,760

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	776,775

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AAA	2,871,803

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	BBB+	799,764

6,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AAA	6,478,139

1,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Series 2007, 4.500%, 7/01/33	7/17 at 100.00	AA	954,760

	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
1,265	5.250%, 7/01/10	No Opt. Call	BB–	1,261,913
50	5.500%, 7/01/18	7/08 at 100.00	BB–	49,563
500	5.625%, 7/01/24	7/08 at 100.00	BB–	488,650

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	AA	425,709
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	AA	292,575
23,435	Total Health Care			23,903,893
	Housing/Multifamily – 4.5%

5,740	Delaware County Authority, Pennsylvania, Student Housing Revenue Bonds, Collegiate Housing Foundation – Eastern College, Series 2000A, 8.250%, 7/01/29	7/10 at 102.00	N/R	6,228,817

1,245	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 4.850%, 4/01/12 (Alternative Minimum Tax)	No Opt. Call	AAA	1,283,782

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – XLCA Insured	7/15 at 100.00	AAA	1,855,476

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa2	240,960

550	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	550,820
9,575	Total Housing/Multifamily			10,159,855
	Housing/Single Family – 3.5%

2,000	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,916,720

1,835	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	1,827,091

1,695	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,693,593

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,244,621

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$400	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	$386,000

765	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	4/08 at 101.00	AAA	776,429
8,010	Total Housing/Single Family			7,844,454
	Industrials – 1.8%

3,000	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/08 at 102.00	BB+	3,062,280

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	AAA	1,084,810
4,000	Total Industrials			4,147,090
	Long-Term Care – 3.2%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	522,130
840	5.750%, 1/01/37	1/17 at 100.00	N/R	806,761

	Chester County Health and Education Facilities Authority, Pennsylvania, Mortgage Revenue Refunding Bonds, Tel Hai Obligated Group, Series 1998:
1,000	5.400%, 6/01/18	12/08 at 100.00	BBB–	1,002,650
1,100	5.500%, 6/01/25	12/08 at 100.00	BBB–	1,100,374

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	N/R	947,540
630	5.000%, 1/01/36	1/17 at 100.00	N/R	575,537

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A+	506,507

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/11 at 101.00	AAA	1,635,695
7,190	Total Long-Term Care			7,097,194
	Materials – 0.4%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	552,776

440	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)	No Opt. Call	BBB+	456,474
1,000	Total Materials			1,009,250
	Tax Obligation/General – 22.5%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – FSA Insured	3/16 at 100.00	AAA	1,290,758

	Boyertown Area School District, Berks and Montgomery Counties, Pennsylvania, General Obligation Bonds, Series 2005:
1,170	5.000%, 10/01/23 – FSA Insured	4/15 at 100.00	Aaa	1,233,414
1,000	5.000%, 10/01/24 – FSA Insured	4/15 at 100.00	Aaa	1,050,970
1,000	5.000%, 10/01/25 – FSA Insured	4/15 at 100.00	Aaa	1,048,400

1,000	Central Bucks County School District, Pennsylvania, General Obligation Bonds, Series 2003, 5.000%, 5/15/23 – MBIA Insured	5/13 at 100.00	Aaa	1,045,990

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – MBIA Insured	7/13 at 100.00	Aaa	451,361

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AAA	1,436,188

1,450	Delaware County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 10/01/20	10/15 at 100.00	AA	1,548,354

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	Aa2	$1,083,694

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	AAA	590,349

265	Lower Merion School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 9/01/24	9/17 at 100.00	Aaa	284,329

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – MBIA Insured	No Opt. Call	AAA	2,233,628

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – MBIA Insured	No Opt. Call	AAA	1,742,435

2,355	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2007, 5.000%, 4/01/37 – FSA Insured	4/17 at 100.00	AAA	2,466,674

1,500	Owen J. Roberts School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 5/15/24 – FSA Insured	5/16 at 100.00	Aaa	1,586,310

2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AAA	2,146,500

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – XLCA Insured	6/14 at 100.00	Aaa	1,135,071

5,000	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – FSA Insured	12/16 at 100.00	AAA	5,241,850

2,500	Pennsylvania, General Obligation Bonds, First Series 2006, 5.000%, 10/01/18	10/16 at 100.00	AA	2,730,725

1,500	Pennsylvania, General Obligation Bonds, Second Series 2005, 5.000%, 1/01/18	1/16 at 100.00	AA	1,629,150

3,750	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	AAA	4,017,338

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – FSA Insured	No Opt. Call	AAA	1,760,015

1,370	Schuylkill Valley School District, Berks County, Pennsylvania, General Obligation Bonds, Series 2006A, 5.000%, 4/01/22 – FGIC Insured	4/16 at 100.00	Aaa	1,451,775

6,775	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – MBIA Insured	4/15 at 100.00	AAA	7,089,833

1,315	Woodland Hills School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2005D, 5.000%, 9/01/17 – FSA Insured	9/15 at 100.00	AAA	1,433,219

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – MBIA Insured	12/15 at 100.00	AAA	3,021,278
53,925	Total Tax Obligation/General			50,749,608
	Tax Obligation/Limited – 6.6%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AAA	1,543,830

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – MBIA Insured	9/11 at 100.00	Aaa	1,036,940

	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A:
1,300	5.250%, 7/15/18 – FSA Insured	No Opt. Call	AAA	1,462,864
1,270	5.250%, 7/15/19 – FSA Insured	No Opt. Call	AAA	1,430,871

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – FSA Insured	11/13 at 100.00	AAA	1,402,882

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	AAA	1,063,320

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AAA	5,489,599

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+	455,927

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – MBIA Insured	No Opt. Call	AAA		$1,126,560
13,820	Total Tax Obligation/Limited				15,012,793
	Transportation – 7.3%

1,675	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	AAA		1,763,256

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Parking Revenue Bonds, Series 2001A:
1,000	5.300%, 12/01/21 – AMBAC Insured	12/07 at 100.00	Aaa		1,001,370
4,500	5.375%, 12/01/30 – AMBAC Insured	12/07 at 100.00	Aaa		4,504,905

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	AAA		1,992,530

4,535	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Refunding Bonds, Series 2002, 5.000%, 12/01/11 – AMBAC Insured	No Opt. Call	AAA		4,826,238

380	Scranton Parking Authority, Pennsylvania , Guaranteed Revenue Bonds, Series 2007, 5.250%, 6/01/39 – RAAI Insured	6/17 at 100.00	AA		379,419

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Aaa		2,039,920
15,990	Total Transportation				16,507,638
	U.S. Guaranteed – 14.2% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AAA		1,867,471

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – MBIA Insured	11/12 at 100.00	AAA		4,845,690

1,000	Allegheny County Redevelopment Authority, Pennsylvania, Tax Increment Finance Bonds, Waterfront Project, Series 2000A, 6.300%, 12/15/18 (Pre-refunded 12/15/10)	12/10 at 101.00	N/R	(4)	1,087,140

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – FSA Insured (ETM)	No Opt. Call	Aaa		93,922

1,245	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 (Pre-refunded 7/01/13) – MBIA Insured	7/13 at 100.00	Aaa		1,363,574

2,995	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – MBIA Insured (ETM)	1/08 at 100.00	AAA		3,336,370

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	12/07 at 101.00	Aaa		1,432,385

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	Baa1	(4)	989,271

2,150	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Geneva College, Series 1998, 5.375%, 4/01/15 (Pre-refunded 4/01/08)	4/08 at 102.00	BBB–	(4)	2,206,223

1,000	Pennsylvania Turnpike Commission, Oil Franchise Tax Subordinate Lien Revenue Bonds, Series 2003B, 5.250%, 12/01/18 (Pre-refunded 12/01/13) – MBIA Insured	12/13 at 100.00	AAA		1,101,690

1,005	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – MBIA Insured (ETM)	No Opt. Call	AAA		1,209,658

3,000	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Bonds, Series 2000, 6.000%, 12/01/24 (Pre-refunded 6/01/10) – AMBAC Insured	6/10 at 100.00	AAA		3,197,130

	Plum Borough School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2001:
1,745	5.200%, 9/15/23 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	AAA		1,861,845
3,700	5.250%, 9/15/30 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	AAA		3,954,301

1,115	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/35 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		1,229,845

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1	(4)	$289,617

715	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa		893,514

1,000	Wilkes-Barre Area School District, Luzerne County, Pennsylvania, General Obligation Bonds, Series 2003A, 5.250%, 4/01/20 (Pre-refunded 4/01/14) – MBIA Insured	4/14 at 100.00	AAA		1,102,510
29,285	Total U.S. Guaranteed				32,062,156
	Utilities – 3.3%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	N/R		1,932,938

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	AAA		1,358,410

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – FSA Insured	9/14 at 100.00	AAA		326,009

2,650	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fourth Series 1998, 5.000%, 8/01/32 – FSA Insured	8/13 at 100.00	AAA		2,720,172

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – FSA Insured	7/13 at 100.00	AAA		1,080,920
7,185	Total Utilities				7,418,449
	Water and Sewer – 5.5%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – MBIA Insured	12/15 at 100.00	AAA		1,062,560

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – FSA Insured	No Opt. Call	AAA		198,376

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AAA		5,113,650

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – FSA Insured	7/14 at 100.00	AAA		2,041,149

850	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2005A, 5.000%, 7/01/23 – FSA Insured	7/15 at 100.00	AAA		892,908

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – FSA Insured	12/14 at 100.00	AAA		3,115,710
11,960	Total Water and Sewer				12,424,353
$215,025	Total Long-Term Investments (cost $213,512,825) – 97.0%				219,187,441

Principal Amount (000)	Description (1)	Ratings (3)	Value

	Short-Term Investments – 1.5%

$1,700	Cumberland County Municipal Authority, Pennsylvania, Auction Rate Revenue Bonds, Diakon Lutheran Social Ministries Project, Variable Rate Demand Obligations, Series 2007B, 5.450%, 1/01/25 – RAAI Insured (5)	AA	$1,700,000

1,770	Washington County Industrial Development Authority, Pennsylvania, Health Care Facilities Revenue Bonds, Presbyterian Senior Care Southminster Project, Variable Rate Demand Obligations, Series 2000, 5.800%, 1/01/30 – RAAI Insured (5)	A-1	1,769,876
$3,470	Total Short-Term Investments (cost $3,469,876)		3,469,876

	Total Investments (cost $216,982,701) – 98.5%		222,657,317

	Other Assets Less Liabilities – 1.5%		3,322,038

	Net Assets – 100%		$225,979,355

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.9%

$7,600	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BBB	$6,313,547
	Education and Civic Organizations – 1.9%

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
900	4.375%, 10/01/13	No Opt. Call	A3	920,997
1,135	5.500%, 10/01/33	10/13 at 101.00	A3	1,168,755

2,000	Prince William County Park Authority, Virginia, Park Facilities Revenue Refunding and Improvement Bonds, Series 1999, 6.000%, 10/15/28	10/09 at 101.00	A3	2,080,260

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	9/11 at 100.00	BBB	296,562

800	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	814,768

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	7/08 at 101.00	AA	1,239,738
6,385	Total Education and Civic Organizations			6,521,080
	Energy – 0.1%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	BBB	463,100
	Health Care – 10.3%

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A2	1,540,113

1,250	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	A–	1,234,638

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	426,752

2,500	Fredericksburg Economic Development Authority, Virginia, Healthcare Revenue Bonds, Medicorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	2,687,225

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	1,379,661

3,250	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – MBIA Insured	No Opt. Call	AAA	3,782,610

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AAA	3,533,891

2,000	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	2,054,540

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A2	2,352,319

2,000	Medical College of Virginia Hospital Authority, General Revenue Bonds, Series 1998, 5.125%, 7/01/23 – MBIA Insured	7/08 at 102.00	AAA	2,038,680

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – MBIA Insured	7/12 at 100.00	AAA	2,951,766

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	A3	3,124,147
1,475	5.250%, 6/15/31	6/16 at 100.00	A3	1,491,151

4,075	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	4,011,349

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	AA–	$2,187,042
33,525	Total Health Care			34,795,884
	Housing/Multifamily – 3.5%

1,105	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/10 at 102.00	AAA	1,169,300

935	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Revenue Bonds, Patrick Henry Apartments, Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20) (Alternative Minimum Tax)	5/10 at 100.00	Aaa	972,811

990	Chesterfield County Industrial Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Fore Courthouse Senior Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative Minimum Tax)	4/12 at 102.00	Aaa	1,009,780

	Danville Industrial Development Authority, Virginia, Student Housing Revenue Bonds, Collegiate Housing Foundation, Averett College, Series 1999A:
680	6.875%, 6/01/20	6/09 at 102.00	N/R	706,547
1,910	7.000%, 6/01/30	6/09 at 102.00	N/R	1,979,409

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	3/08 at 101.00	AAA	1,212,936

1,000	Lynchburg Redevelopment and Housing Authority, Virginia, Vistas GNMA Mortgage-Backed Revenue Bonds, Series 2000A, 6.200%, 1/20/40 (Alternative Minimum Tax)	4/10 at 102.00	AAA	1,020,420

2,860	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	3,124,579

610	Virginia Housing Development Authority, Rental Housing Bonds, Series 2001L, 5.000%, 12/01/20	12/07 at 100.00	AA+	610,329
11,290	Total Housing/Multifamily			11,806,111
	Housing/Single Family – 6.7%

820	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	AAA	842,763

4,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – MBIA Insured	7/11 at 100.00	AAA	4,604,985

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,293,032

6,545	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	6,383,205

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,250,818

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,209,254
23,075	Total Housing/Single Family			22,584,057
	Industrials – 1.4%

2,250	Charles County Industrial Development Authority, Virginia, Solid Waste Disposal Facility Revenue Refunding Bonds, USA Waste of Virginia Inc., Series 1999, 4.875%, 2/01/09 (Alternative Minimum Tax)	No Opt. Call	BBB	2,261,543

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BB–	1,981,260

500	James City County Industrial Development Authority, Virginia, Sewerage and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch, Series 1997, 6.000%, 4/01/32 (Alternative Minimum Tax)	4/08 at 100.00	A	503,005
4,750	Total Industrials			4,745,808

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 3.8%

$4,665	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	N/R	$4,380,388

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	BBB	1,097,724

500	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Multifamily Housing Revenue Refunding Bonds, Paul Spring Retirement Center, Series 1996A, 6.000%, 12/15/28	12/07 at 102.00	AAA	514,825

3,665	Henrico County Economic Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Assisted Living Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39	7/09 at 102.00	AAA	3,850,742

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/11 at 103.00	BBB–	1,314,293
1,500	5.000%, 10/01/35	No Opt. Call	BBB–	1,425,375

310	Henrico County Industrial Development Authority, Virginia, FHA-Insured Nursing Facilities Mortgage Revenue Refunding Bonds, Cambridge Manor Nursing Home, Series 1993, 5.875%, 7/01/19	1/08 at 100.00	AAA	310,443
13,190	Total Long-Term Care			12,893,790
	Materials – 0.7%

2,500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax) (5)	2/08 at 102.00	B2	2,289,275
	Tax Obligation/General – 12.2%

3,400	Arlington County, Virginia, General Obligation Bonds, Series 2006, 5.000%, 8/01/20	8/16 at 100.00	AAA	3,692,230

2,500	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – FSA Insured	3/13 at 100.00	AAA	2,605,200

1,285	Charlottesville, Virginia, General Obligation Public Improvement Refunding Bonds, Series 2003, 3.000%, 7/15/13	No Opt. Call	AAA	1,241,567

3,640	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA	3,893,089

1,000	Harrisonburg, Virginia, General Obligation Public Recreational Facility Revenue Bonds, Series 2000, 5.750%, 12/01/29 – FSA Insured	12/10 at 102.00	AAA	1,072,770

2,000	Henrico County, Virginia, General Obligation Bonds, Series 2005, 5.000%, 7/15/16	7/15 at 100.00	AAA	2,197,060

3,805	Loudoun County, Virginia, General Obligation Bonds, Series 2006, 5.000%, 12/01/24	12/16 at 100.00	AAA	4,073,937

375	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20	5/12 at 100.00	AAA	399,353

2,000	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2005B, 5.000%, 6/01/18	6/15 at 100.00	AAA	2,156,880

1,185	Lynchburg, Virginia, General Obligation Bonds, Series 2004, 5.000%, 6/01/20	6/14 at 100.00	AA	1,270,486

1,630	Newport News, Virginia, General Obligation Bonds, Series 2003B, 5.000%, 11/01/15	11/13 at 100.00	AA	1,758,754

1,250	Newport News, Virginia, General Obligation Bonds, Series 2004A, 5.000%, 7/15/16	7/14 at 101.00	AA	1,364,775

1,000	Pittsylvania County, Virginia, General Obligation Bonds, Series 2001B, 5.125%, 3/01/23 – MBIA Insured	3/11 at 102.00	A	1,035,740

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – MBIA Insured	No Opt. Call	AAA	2,198,640

2,195	Richmond, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 7/15/17 – FSA Insured	7/15 at 100.00	AAA	2,391,365

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 – MBIA Insured	2/16 at 100.00	AAA	1,521,380

1,000	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.000%, 10/01/17	10/12 at 101.00	AA	1,076,000

1,075	Salem, Virginia, General Obligation Bonds, Series 2006, 5.000%, 4/01/22 – MBIA Insured	4/16 at 100.00	Aaa	1,146,971

	Suffolk, Virginia, General Obligation Bonds, Series 2005:
1,530	5.000%, 12/01/16	12/15 at 100.00	Aa3	1,675,228
1,170	5.000%, 12/01/25	12/15 at 100.00	Aa3	1,234,280

1,900	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20	1/16 at 100.00	AAA	2,050,442

1,000	Virginia Beach, Virginia, General Obligation Public Improvement Bonds, Series 2001, 5.000%, 6/01/20	6/11 at 101.00	AAA	1,048,950
38,355	Total Tax Obligation/General			41,105,097

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited – 26.3%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
$670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	A	$643,535
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	A	492,794

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	Aaa	1,035,860

5,000	Commonwealth Transportation Board of Virginia, Federal Highway Reimbursement Anticipation Notes, Series 2005, 5.000%, 9/28/15	No Opt. Call	AA	5,502,249

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – MBIA Insured	1/15 at 100.00	AAA	1,064,630

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/15 – MBIA Insured	2/14 at 100.00	AAA	1,177,909

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,129,234

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14	6/13 at 101.00	AA+	1,627,890

2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2004, 5.000%, 4/01/33 – MBIA Insured	4/14 at 100.00	AAA	2,077,380

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – MBIA Insured	4/17 at 100.00	AAA	2,838,300

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 – FSA Insured	4/14 at 100.00	AAA	2,036,564

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – MBIA Insured	6/15 at 100.00	AAA	4,265,210
1,130	5.000%, 6/15/22 – MBIA Insured	6/15 at 100.00	AAA	1,192,760
2,900	5.000%, 6/15/25 – MBIA Insured	6/15 at 100.00	AAA	3,034,270
1,770	5.000%, 6/15/30 – MBIA Insured	6/15 at 100.00	AAA	1,842,694

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – MBIA Insured	7/14 at 100.00	AAA	2,152,128
1,625	5.000%, 7/01/18 – MBIA Insured	7/14 at 100.00	AAA	1,723,053

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA	1,247,862
1,210	5.000%, 7/15/18	7/15 at 100.00	AA	1,299,480

1,840	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,937,428

375	Loudoun County, Virginia, Certificates of Participation, Series 1990E, 7.200%, 10/01/10 – AMBAC Insured	No Opt. Call	AAA	399,600

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – FSA Insured	2/17 at 100.00	AAA	3,752,527

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	11/09 at 102.00	AA+	710,714

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	AA	966,580

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aaa	1,164,482
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aaa	2,035,475

1,575	Prince William County, Virginia, Lease Participation Certificates, Series 2002, 5.250%, 12/01/18	6/12 at 100.00	Aa2	1,672,382

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
3,000	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	AAA	3,240,300
5,000	5.250%, 7/01/33 – MBIA Insured	No Opt. Call	AAA	5,489,600

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	AAA	$779,500

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	7/12 at 100.00	BBB–	136,445
480	5.250%, 7/01/36	7/12 at 100.00	BBB–	482,208

750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	A+	759,878

1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – MBIA Insured	No Opt. Call	AAA	1,689,870

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	AAA	1,738,814

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	AAA	2,088,280

2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – MBIA Insured	8/16 at 100.00	AAA	2,607,388

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	AAA	1,046,830

2,290	Virginia Beach Development Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22	5/15 at 100.00	AA+	2,423,324

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,021,920

1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2001A, 5.000%, 8/01/16	8/11 at 101.00	AA+	1,064,980

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,482,169

	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2002A:
1,650	5.000%, 5/01/20	5/11 at 101.00	AA	1,729,118
620	5.000%, 5/01/21	5/11 at 101.00	AA	649,729

4,500	Virginia Resources Authority, Infrastructure Revenue Bonds, Pooled Loan Bond Program, Series 2006C, 5.000%, 11/01/36	11/16 at 100.00	AAA	4,732,875

1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	1,631,745

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – MBIA Insured	11/16 at 100.00	Aaa	1,569,690
88,585	Total Tax Obligation/Limited			89,387,653
	Transportation – 7.7%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
2,310	5.000%, 7/01/22 – FSA Insured	7/15 at 100.00	AAA	2,420,487
2,700	5.000%, 7/01/23 – FSA Insured	7/15 at 100.00	AAA	2,820,258

1,200	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	7/09 at 101.00	Baa1	1,238,604

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001B:
1,475	5.000%, 10/01/26 – MBIA Insured	10/11 at 101.00	AAA	1,527,377
1,250	5.000%, 10/01/31 – MBIA Insured	10/11 at 101.00	AAA	1,279,113

2,500	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B, 5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AAA	2,503,675

3,000	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2001A, 5.125%, 7/01/31 – FGIC Insured	7/11 at 100.00	AAA	3,052,110

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – MBIA Insured	2/15 at 100.00	AAA	2,740,422

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/07 at 101.00	CCC+	1,691,445

1,730	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AAA	1,937,998

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	AAA		$1,663,542

2,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	AAA		2,165,840

1,000	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001A, 5.250%, 8/01/23	2/11 at 100.00	Aa2		1,038,320
25,165	Total Transportation				26,079,191
	U.S. Guaranteed – 16.0% (4)

1,500	Alexandria Industrial Development Authority, Virginia, Fixed Rate Revenue Bonds, Institute for Defense Analyses, Series 2000A, 5.900%, 10/01/30 (Pre-refunded 10/01/10) – AMBAC Insured	10/10 at 101.00	AAA		1,621,545

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – FSA Insured (ETM)	No Opt. Call	AAA		827,595

1,810	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002, 5.375%, 4/01/21 (Pre-refunded 4/01/12)	4/12 at 100.00	AAA		1,966,221

1,030	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Convention Center Expansion Project, Series 2000, 6.125%, 6/15/20 (Pre-refunded 6/15/10)	6/10 at 101.00	AAA		1,111,020

1,450	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	BBB	(4)	1,626,697

1,750	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20 (Pre-refunded 5/01/12)	5/12 at 100.00	AAA		1,896,335

225	Metropolitan District of Columbia Airports Authority, Virginia, Airport System Revenue Bonds, Series 1998A, 5.000%, 10/01/28 (Pre-refunded 10/01/08)	10/08 at 101.00	AA–	(4)	230,243

1,000	Middlesex County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 1999, 6.000%, 8/01/24 (Pre-refunded 8/01/09) – MBIA Insured	8/09 at 102.00	AAA		1,063,490

2,355	Newport News, Virginia, General Obligation Bonds, General Improvement and Water Projects, Series 2002A, 5.000%, 7/01/18 (Pre-refunded 7/01/13)	7/13 at 100.00	AA	(4)	2,549,523

5,000	Pocahontas Parkway Association, Virginia, Senior Lien Revenue Bonds, Route 895 Connector Toll Road, Series 1998A, 0.000%, 8/15/16 (Pre-refunded 8/15/08)	8/08 at 64.81	AAA		3,164,450

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2000HH:
3,000	5.750%, 7/01/18 (Pre-refunded 7/01/10) – FSA Insured (UB)	7/10 at 101.00	AAA		3,212,490
10,000	5.625%, 7/01/19 (Pre-refunded 7/01/10) – FSA Insured (UB)	7/10 at 101.00	AAA		10,693,000

2,500	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2000 (Pre-refunded 7/01/15) – FGIC Insured	7/15 at 100.00	AAA		2,757,500

	Puerto Rico Infrastructure Financing Authority, Special Obligation Bonds, Series 2000A:
500	5.500%, 10/01/32 (ETM)	10/10 at 101.00	AAA		529,540
1,500	5.500%, 10/01/40 (ETM)	10/10 at 101.00	AAA		1,586,535

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
365	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	BBB–	(4)	394,324
1,320	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	BBB–	(4)	1,426,049

655	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2000, 5.750%, 7/01/20 (Pre-refunded 7/01/10)	7/10 at 100.00	AAA		683,656

1,420	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 105.00	B2	(4)	1,614,994

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
1,575	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		1,655,924
5,125	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		5,689,825

2,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.500%, 10/01/24 (Pre-refunded 10/01/10)	10/10 at 101.00	BBB+	(4)	2,194,900

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+	(4)	2,137,380

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2007

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	U.S. Guaranteed (4) (continued)

	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2000, RITES Series PA790R:
$500	9.035%, 10/01/14 (Pre-refunded 10/01/10) (IF)	10/10 at 100.00	AAA	$601,790
410	8.995%, 10/01/15 (Pre-refunded 10/01/10) (IF)	10/10 at 100.00	AAA	493,468
1,900	9.035%, 10/01/16 (Pre-refunded 10/01/10) (IF)	10/10 at 100.00	AAA	2,286,802
51,640	Total U.S. Guaranteed			54,015,296
	Utilities – 2.5%

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 – MBIA Insured	7/13 at 100.00	AAA	1,199,093
2,000	5.250%, 7/15/23 – MBIA Insured	7/13 at 100.00	AAA	2,129,900

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	Baa1	2,982,630

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	2,157,800
8,115	Total Utilities			8,469,423
	Water and Sewer – 6.1%

1,000	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 1997, 5.000%, 4/01/21	No Opt. Call	AAA	1,107,440

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
115	5.375%, 4/01/21	4/12 at 100.00	AAA	122,267
800	5.000%, 4/01/27	4/12 at 100.00	AAA	828,808

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – FSA Insured	No Opt. Call	AAA	1,604,515

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – FSA Insured	1/13 at 101.00	AAA	1,094,475

5,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AA+	4,996,150

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AA+	2,440,088

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – FSA Insured	6/17 at 100.00	AAA	1,786,925

1,900	Prince William County Service Authority, Virginia, Water and Sewerage System Revenue Refunding Bonds, Series 1997, 4.750%, 7/01/29 – FGIC Insured	7/08 at 101.00	AAA	1,906,688

750	Virginia Beach, Virginia, Storm Water Utility Revenue Bonds, Series 2000, 6.000%, 9/01/20	9/10 at 101.00	Aa3	803,010

2,485	Virginia Resources Authority, Water and Sewerage System Revenue Bonds, Caroline County Public Improvements Project, Series 2001, 5.250%, 5/01/21	5/11 at 101.00	AA	2,632,385

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aaa	1,187,380
19,670	Total Water and Sewer			20,510,131
$334,345	Total Investments (cost $335,070,447) – 101.1%			341,979,443
	Floating Rate Obligations – (2.6)%			(8,665,000)

	Other Assets Less Liabilities – 1.5%			4,885,314

	Net Assets – 100%			$338,199,757

The Fund may invest in “zero coupon” securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolio of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the higher of Standard & Poor’s Group (“Standard & Poor’s”) or Moody’s Investor Service, Inc. (“Moody’s”) rating. Ratings below BBB by Standard & Poor’s or Baa by Moody’s are considered to be below investment grade.

The AAA ratings shown in the Portfolio of Investments reflects the AAA ratings on certain bonds insured by AMBAC, FGIC or MBIA as of November 30, 2007. As explained earlier in the Portfolio Managers’ Comments section of this report, one rating agency has reduced the rating for AMBAC to AA, and one or more rating agencies have placed each of these insurers on “negative credit watch”, which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers’ ratings are reduced below AAA by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	The issuer has received a formal adverse determination from the Internal Revenue Service (the “IRS”) regarding the tax-exempt status of the bonds’ coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

See accompanying notes to financial statements.

Statement of Assets and Liabilities (Unaudited)

November 30, 2007

	Florida Preference	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $251,823,621, $153,281,375, $216,982,701 and $335,070,447, respectively)	$257,773,240	$155,703,222	$222,657,317	$341,979,443
Cash	—	—	421,171	483,353
Unrealized appreciation on forward swaps	259,427	—	—	—
Receivables:
Interest	3,512,026	2,426,179	3,215,004	5,580,905
Investments sold	10,964,212	30,376	—	—
Shares sold	72,460	111,259	643,695	452,254
Other assets	36,711	231	342	8,765
Total assets	272,618,076	158,271,267	226,937,529	348,504,720
Liabilities
Cash overdraft	4,308,375	3,658,155	—	—
Floating rate obligations	—	6,000,000	—	8,665,000
Payables:
Investments purchased	1,820,512	—	—	—
Shares redeemed	279,869	101,458	42,215	260,926
Accrued expenses:
Management fees	115,074	64,314	96,842	144,342
12b-1 distribution and service fees	48,031	31,565	37,289	64,175
Other	95,135	34,884	49,911	78,011
Dividends payable	926,555	468,847	731,917	1,092,509
Total liabilities	7,593,551	10,359,223	958,174	10,304,963
Net assets	$265,024,525	$147,912,044	$225,979,355	$338,199,757
Class A Shares
Net assets	$150,222,245	$68,036,975	$78,458,339	$196,861,439
Shares outstanding	15,081,977	6,532,186	7,558,457	18,273,295
Net asset value per share	$9.96	$10.42	$10.38	$10.77
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.40	$10.88	$10.84	$11.24
Class B Shares
Net assets	$12,212,419	$9,460,413	$7,047,338	$12,704,663
Shares outstanding	1,226,580	907,240	678,724	1,182,926
Net asset value and offering price per share	$9.96	$10.43	$10.38	$10.74
Class C Shares
Net assets	$22,056,966	$21,813,253	$31,203,208	$36,276,627
Shares outstanding	2,219,048	2,099,009	3,017,568	3,371,641
Net asset value and offering price per share	$9.94	$10.39	$10.34	$10.76
Class R Shares
Net assets	$80,532,895	$48,601,403	$109,270,470	$92,357,028
Shares outstanding	8,089,436	4,658,604	10,558,288	8,604,998
Net asset value and offering price per share	$9.96	$10.43	$10.35	$10.73

Net Assets Consist of:
Capital paid-in	$270,108,166	$146,087,005	$221,596,256	$330,065,702
Undistributed (Over-distribution of) net investment income	(342,956)	139,669	(96,769)	599,206
Accumulated net realized gain (loss) from investments and derivative transactions	(10,949,731)	(736,477)	(1,194,748)	625,853
Net unrealized appreciation (depreciation) of investments and derivative transactions	6,209,046	2,421,847	5,674,616	6,908,996
Net assets	$265,024,525	$147,912,044	$225,979,355	$338,199,757

See accompanying notes to financial statements.

Statement of Operations (Unaudited)

Six Months Ended November 30, 2007

	Florida Preference	Maryland	Pennsylvania	Virginia
Investment Income	$6,969,698	$3,602,356	$5,158,474	$8,130,609
Expenses
Management fees	718,402	389,465	574,077	867,486
12b-1 service fees – Class A	157,061	68,338	78,746	196,539
12b-1 distribution and service fees – Class B	61,667	47,804	34,304	62,692
12b-1 distribution and service fees – Class C	82,693	77,654	114,809	133,610
Shareholders’ servicing agent fees and expenses	52,846	39,835	55,227	77,143
Interest expense on floating rate obligations	—	120,143	—	167,459
Custodian’s fees and expenses	56,171	21,017	29,524	62,965
Trustees’ fees and expenses	3,505	1,849	3,082	4,292
Professional fees	10,594	7,052	8,617	11,453
Shareholders’ reports – printing and mailing expenses	24,881	13,064	13,930	20,909
Federal and state registration fees	7,393	11,818	7,897	8,055
Other expenses	4,104	1,811	2,554	4,246
Total expenses before custodian fee credit	1,179,317	799,850	922,767	1,616,849
Custodian fee credit	(16,065)	(10,793)	(23,100)	(17,798)
Net expenses	1,163,252	789,057	899,667	1,599,051
Net investment income	5,806,446	2,813,299	4,258,807	6,531,558
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	163,459	(588,070)	(469,649)	113,503
Forward swaps	(162,240)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(3,961,935)	(425,764)	347,885	(1,475,448)
Forward swaps	481,602	—	—	—
Net realized and unrealized gain (loss)	(3,479,114)	(1,013,834)	(121,764)	(1,361,945)
Net increase (decrease) in net assets from operations	$2,327,332	$1,799,465	$4,137,043	$5,169,613

See accompanying notes to financial statements.

Statement of Changes in Net Assets (Unaudited)

	Florida Preference		Maryland
	Six Months Ended 11/30/07	Year Ended 5/31/07	Six Months Ended 11/30/07	Year Ended 5/31/07
Operations
Net investment income	$5,806,446	$12,101,996	$2,813,299	$4,991,646
Net realized gain (loss) from:
Investments	163,459	2,027,052	(588,070)	19,057
Forward swaps	(162,240)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(3,961,935)	(1,499,655)	(425,764)	51,625
Forward swaps	481,602	(222,175)	—	—
Net increase (decrease) in net assets from operations	2,327,332	12,407,218	1,799,465	5,062,328
Distributions to Shareholders
From net investment income:
Class A	(3,316,812)	(7,253,873)	(1,294,825)	(2,200,148)
Class B	(223,347)	(588,078)	(151,944)	(340,669)
Class C	(407,277)	(945,653)	(340,742)	(610,733)
Class R	(1,792,805)	(3,319,869)	(945,952)	(1,698,097)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class R	—	—	—	—
Decrease in net assets from distributions to shareholders	(5,740,241)	(12,107,473)	(2,733,463)	(4,849,647)
Fund Share Transactions
Proceeds from sale of shares	11,324,293	28,486,180	14,054,875	42,955,968
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,644,167	5,398,741	1,648,866	3,006,533
	13,968,460	33,884,921	15,703,741	45,962,501
Cost of shares redeemed	(30,120,482)	(50,382,947)	(13,261,400)	(20,949,594)
Net increase (decrease) in net assets from Fund share transactions	(16,152,022)	(16,498,026)	2,442,341	25,012,907
Net increase (decrease) in net assets	(19,564,931)	(16,198,281)	1,508,343	25,225,588
Net assets at the beginning of period	284,589,456	300,787,737	146,403,701	121,178,113
Net assets at the end of period	$265,024,525	$284,589,456	$147,912,044	$146,403,701
Undistributed (Over-distribution of) net investment income at the end of period	$(342,956)	$(409,161)	$139,669	$59,833

See accompanying notes to financial statements.

	Pennsylvania		Virginia
	Six Months Ended 11/30/07	Year Ended 5/31/07	Six Months Ended 11/30/07	Year Ended 5/31/07
Operations
Net investment income	$4,258,807	$7,467,015	$6,531,558	$11,799,125
Net realized gain (loss) from:
Investments	(469,649)	(21,705)	113,503	597,363
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	347,885	820,830	(1,475,448)	879,711
Forward swaps	—	—	—	—
Net increase (decrease) in net assets from operations	4,137,043	8,266,140	5,169,613	13,276,199
Distributions to Shareholders
From net investment income:
Class A	(1,540,164)	(3,089,762)	(3,773,588)	(7,122,269)
Class B	(113,720)	(273,344)	(205,182)	(492,236)
Class C	(520,564)	(1,027,449)	(584,379)	(1,071,901)
Class R	(2,075,169)	(3,069,501)	(1,752,029)	(2,644,267)
From accumulated net realized gains:
Class A	—	—	—	(199,060)
Class B	—	—	—	(17,414)
Class C	—	—	—	(36,067)
Class R	—	—	—	(71,094)
Decrease in net assets from distributions to shareholders	(4,249,617)	(7,460,056)	(6,315,178)	(11,654,308)
Fund Share Transactions
Proceeds from sale of shares	33,043,659	57,322,634	41,283,375	74,175,828
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,974,012	3,817,180	3,092,986	5,844,790
	35,017,671	61,139,814	44,376,361	80,020,618
Cost of shares redeemed	(20,019,017)	(26,245,905)	(31,524,249)	(41,169,261)
Net increase (decrease) in net assets from Fund share transactions	14,998,654	34,893,909	12,852,112	38,851,357
Net increase (decrease) in net assets	14,886,080	35,699,993	11,706,547	40,473,248
Net assets at the beginning of period	211,093,275	175,393,282	326,493,210	286,019,962
Net assets at the end of period	$225,979,355	$211,093,275	$338,199,757	$326,493,210
Undistributed (Over-distribution of) net investment income at the end of period	$(96,769)	$(105,959)	$599,206	$382,826

See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Florida Preference Municipal Bond Fund (“Florida Preference”), Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

The Funds seek to provide high levels of tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds. Effective July 30, 2007, for Florida Preference and effective October 31, 2007, for Maryland, Pennsylvania and Virginia, the Funds may invest up to 20% of their net assets in below-investment grade (“high yield” or “junk”) municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation

The prices of municipal bonds in each Fund’s investment portfolio are provided by a pricing service approved by the Fund’s Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund’s Board of Trustees. If the pricing service is unable to supply a price for a municipal bond or forward swap contract, each Fund may use a market price or fair market value quote provided by a major broker/dealer in such investments. If it is determined that the market price or fair market value for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Funds, or its designee, may establish a fair value for the investment. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2007, Florida Preference had outstanding when-issued/delayed delivery purchase commitments of $1,000,000. There were no such outstanding purchase commitments in any of the other funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an “Inverse floating rate investment”. An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities”. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an “Underlying bond of an inverse floating rate trust”, with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” in the Statement of Operations.

During the six months ended November 30, 2007, Maryland and Virginia invested in externally deposited inverse floaters and/or self-deposited inverse floaters. Florida Preference and Pennsylvania did not invest in any such instruments during the six months ended November 30, 2007.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended November 30, 2007, were as follows:

	Maryland	Virginia
Average floating rate obligations	$6,234,710	$8,665,000
Average annual interest rate and fees	3.84%	3.85%

Forward Swap Transactions

The Funds are authorized to invest in forward interest rate swap transactions. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of

Notes to Financial Statements (Unaudited) (continued)

each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. Florida Preference was the only Fund to invest in forward interest rate swap transactions during the six months ended November 30, 2007.

Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

	Florida Preference
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	411,625	$4,079,533	661,381	$6,712,663
Class A – automatic conversion of Class B shares	73,002	726,468	204,169	2,077,993
Class B	22,736	225,254	19,555	198,443
Class C	76,001	756,369	147,111	1,487,382
Class R	556,487	5,536,669	1,772,106	18,009,699
Shares issued to shareholders due to reinvestment of distributions:
Class A	140,120	1,397,711	279,090	2,839,120
Class B	7,807	77,866	19,261	195,787
Class C	17,484	174,048	39,207	397,955
Class R	99,741	994,542	193,374	1,965,879
	1,405,003	13,968,460	3,335,254	33,884,921
Shares redeemed:
Class A	(1,786,070)	(17,740,325)	(2,830,022)	(28,775,170)
Class B	(187,268)	(1,864,344)	(433,972)	(4,398,337)
Class B – automatic conversion to Class A shares	(73,030)	(726,468)	(204,346)	(2,077,993)
Class C	(113,253)	(1,125,880)	(889,745)	(9,023,659)
Class R	(871,020)	(8,663,465)	(601,403)	(6,107,788)
	(3,030,641)	(30,120,482)	(4,959,488)	(50,382,947)
Net increase (decrease)	(1,625,638)	$(16,152,022)	(1,624,234)	$(16,498,026)

	Maryland
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	646,826	$6,708,419	2,548,371	$27,042,972
Class A – automatic conversion of Class B shares	32,250	335,911	61,185	647,103
Class B	7,074	73,498	52,375	555,155
Class C	189,838	1,964,594	487,949	5,148,909
Class R	480,836	4,972,453	903,554	9,561,829
Shares issued to shareholders due to reinvestment of distributions:
Class A	72,170	750,036	122,677	1,297,544
Class B	7,746	80,582	16,768	177,468
Class C	18,057	187,310	32,255	340,481
Class R	60,594	630,938	112,416	1,191,040
	1,515,391	15,703,741	4,337,550	45,962,501
Shares redeemed:
Class A	(762,387)	(7,902,244)	(1,151,230)	(12,167,060)
Class B	(94,297)	(980,398)	(160,009)	(1,692,862)
Class B – automatic conversion to Class A shares	(32,202)	(335,911)	(61,114)	(647,103)
Class C	(146,351)	(1,509,565)	(204,024)	(2,143,994)
Class R	(244,374)	(2,533,282)	(406,073)	(4,298,575)
	(1,279,611)	(13,261,400)	(1,982,450)	(20,949,594)
Net increase (decrease)	235,780	$2,442,341	2,355,100	$25,012,907

	Pennsylvania
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	625,193	$6,421,972	1,030,714	$10,768,662
Class A – automatic conversion of Class B shares	15,550	160,590	147,147	1,540,471
Class B	14,028	144,618	65,080	679,648
Class C	191,943	1,972,613	475,694	4,947,171
Class R	2,377,112	24,343,866	3,783,341	39,386,682
Shares issued to shareholders due to reinvestment of distributions:
Class A	79,839	824,351	153,019	1,600,898
Class B	5,921	61,135	12,080	126,383
Class C	24,505	252,027	46,298	482,726
Class R	81,269	836,499	154,011	1,607,173
	3,415,360	35,017,671	5,867,384	61,139,814
Shares redeemed:
Class A	(953,890)	(9,791,335)	(1,153,232)	(12,038,849)
Class B	(64,432)	(662,827)	(138,602)	(1,448,167)
Class B – automatic conversion to Class A shares	(15,550)	(160,590)	(147,111)	(1,540,471)
Class C	(193,904)	(1,989,499)	(418,215)	(4,363,675)
Class R	(723,953)	(7,414,766)	(657,832)	(6,854,743)
	(1,951,729)	(20,019,017)	(2,514,992)	(26,245,905)
Net increase (decrease)	1,463,631	$14,998,654	3,352,392	$34,893,909

Notes to Financial Statements (Unaudited) (continued)

	Virginia
	Six Months Ended 11/30/07		Year Ended 5/31/07
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,786,461	$19,122,453	3,454,934	$37,577,091
Class A – automatic conversion of Class B shares	54,216	582,488	191,560	2,087,327
Class B	31,700	338,653	57,271	619,132
Class C	276,537	2,957,413	860,664	9,341,698
Class R	1,719,705	18,282,368	2,267,235	24,550,580
Shares issued to shareholders due to reinvestment of distributions:
Class A	162,230	1,741,511	301,452	3,282,324
Class B	8,999	96,314	22,987	249,480
Class C	26,534	284,520	49,976	543,605
Class R	90,759	970,641	163,047	1,769,381
	4,157,141	44,376,361	7,369,126	80,020,618
Shares redeemed:
Class A	(2,144,558)	(22,865,485)	(2,426,191)	(26,335,721)
Class B	(94,920)	(1,013,087)	(241,466)	(2,621,880)
Class B – automatic conversion to Class A shares	(54,368)	(582,488)	(192,079)	(2,087,327)
Class C	(253,360)	(2,706,534)	(398,436)	(4,320,655)
Class R	(409,494)	(4,356,655)	(535,873)	(5,803,678)
	(2,956,700)	(31,524,249)	(3,794,045)	(41,169,261)
Net increase (decrease)	1,200,441	$12,852,112	3,575,081	$38,851,357

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended November 30, 2007, were as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Purchases	$38,692,538	$21,520,183	$33,473,367	$45,883,003
Sales and maturities	59,475,673	18,835,485	23,825,325	34,932,465

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2007, the cost of investments was as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Cost of investments	$251,789,926	$147,311,393	$216,882,701	$326,093,761

Gross unrealized appreciation and gross unrealized depreciation of investments at November 30, 2007, were as follows:
	Florida Preference	Maryland	Pennsylvania	Virginia
Gross unrealized:
Appreciation	$8,571,979	$4,135,056	$7,035,687	$10,395,465
Depreciation	(2,588,665)	(1,743,227)	(1,261,071)	(3,174,778)
Net unrealized appreciation (depreciation) of investments	$5,983,314	$2,391,829	$5,774,616	$7,220,687

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2007, the Funds’ last tax year end, were as follows:
	Florida Preference	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$546,196	$494,150	$476,786	$993,636
Undistributed net ordinary income**	—	—	—	20,144
Undistributed net long-term capital gains	—	—	—	615,462

*   Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 9, 2007, paid on June 1, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2007, was designated for purposes of the dividends paid deduction as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$12,133,490	$4,769,138	$7,338,144	$11,216,137
Distributions from net ordinary income **	10,690	—	—	—
Distributions from net long-term capital gains	—	—	—	323,635

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2007, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Florida Preference	Maryland	Pennsylvania
Expiration year:
2009	$—	$—	$510,376
2010	—	—	193,021
2011	—	—	—
2012	9,661,012	—	—
2013	1,289,937	—	—
2014	—	—	—
2015	—	103,320	21,702
Total	$10,950,949	$103,320	$725,099

5. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee is separated into two components – a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the “Adviser”), a wholly owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of November 30, 2007, the complex-level fee rate was .1837%.

Notes to Financial Statements (Unaudited) (continued)

Effective August 20, 2007, the complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

Prior to August 20, 2007, the complex-level fee schedule was as follows:

Complex-Level Asset Breakpoint Level (1)	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1698
$125 billion	.1617
$200 billion	.1536
$250 billion	.1509
$300 billion	.1490

(1)	The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets (“Managed Assets” means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended November 30, 2007, Nuveen Investments, LLC (the “Distributor”), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Sales charges collected	$35,112	$41,757	$59,789	$101,504
Paid to financial intermediaries	30,241	35,815	50,575	92,261

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2007, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Commission advances	$8,571	$15,445	$17,617	$67,016

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2007, the Distributor retained such 12b-1 fees as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
12b-1 fees retained	$53,528	$59,225	$40,559	$79,668

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2007, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
CDSC retained	$21,162	$22,736	$4,142	$7,018

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger (“Merger Agreement”) with Windy City Investments, Inc. (“Windy City”), a corporation formed by investors led by Madison Dearborn Partners, LLC (“Madison Dearborn”), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an “assignment” (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund’s agreement. The Board of Trustees of each Fund considered and approved a new investment management agreement with the Adviser at the same fee rate. The new ongoing agreement was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn include an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect “affiliated person” (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch’s affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48

Effective November 30, 2007, the Funds adopted Financial Accounting Standards Board Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance regarding how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management of the Funds has concluded that there are no significant uncertain tax positions that require recognition in the Funds’ financial statements. Consequently, the adoption of FIN 48 had no impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of November 30, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Notes to Financial Statements (Unaudited) (continued)

7. Subsequent Events

Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 27, 2007, to shareholders of record on December 21, 2007, as follows:

	Florida Preference	Maryland	Pennsylvania	Virginia
Dividend per share:
Class A	$.0350	$.0335	$.0335	$.0350
Class B	.0285	.0270	.0270	.0285
Class C	.0305	.0290	.0290	.0300
Class R	.0365	.0355	.0355	.0370

Virginia also declared capital gain and net ordinary income distributions for each share class, which were paid on December 5, 2007, to shareholders of record on December 3, 2007 as follows:

Virginia
Capital gains distribution per share	$.0196
Net ordinary income distribution per share*	.0007

*	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
FLORIDA PREFERENCE											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (6/90)
2008(e)	$10.08	$.21	$(.12)	$.09	$(.21)	$—	$(.21)	$9.96	.91%	$150,222.84		%*	4.25	%*	.84	%*	4.25	%*	.83	%*	4.26	%*	14%
2007	10.08	.42	—	.42	(.42)	—	(.42)	10.08	4.21	163,736.83			4.13		.83		4.13		.82		4.14		12
2006	10.32	.43	(.25)	.18	(.42)	—	(.42)	10.08	1.79	180,632.84			4.18		.84		4.18		.83		4.19		10
2005	9.96	.45	.36	.81	(.45)	—	(.45)	10.32	8.27	191,615.86			4.38		.86		4.38		.85		4.39		27
2004	10.46	.49	(.50)	(.01)	(.49)	—	(.49)	9.96	(.12)	205,058.85			4.83		.85		4.83		.85		4.84		6
2003	10.28	.51	.25	.76	(.53)	(.05)	(.58)	10.46	7.60	247,569.85			4.96		.85		4.96		.84		4.97		19
Class B (2/97)
2008(e)	10.07	.18	(.12)	.06	(.17)	—	(.17)	9.96	.62	12,212	1.59	*	3.50	*	1.59	*	3.50	*	1.58	*	3.51	*	14
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07	3.42	14,672	1.57		3.38		1.57		3.38		1.57		3.39		12
2006	10.31	.35	(.25)	.10	(.34)	—	(.34)	10.07	1.01	20,697	1.59		3.43		1.59		3.43		1.58		3.44		10
2005	9.95	.37	.36	.73	(.37)	—	(.37)	10.31	7.46	25,937	1.61		3.63		1.61		3.63		1.60		3.64		27
2004	10.45	.42	(.51)	(.09)	(.41)	—	(.41)	9.95	(.89)	29,120	1.60		4.08		1.60		4.08		1.60		4.09		6
2003	10.27	.43	.25	.68	(.45)	(.05)	(.50)	10.45	6.80	33,056	1.60		4.21		1.60		4.21		1.59		4.22		19
Class C (9/95)
2008(e)	10.06	.18	(.12)	.06	(.18)	—	(.18)	9.94	.64	22,057	1.39	*	3.70	*	1.39	*	3.70	*	1.38	*	3.71	*	14
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06	3.67	22,523	1.38		3.58		1.38		3.58		1.37		3.59		12
2006	10.30	.37	(.24)	.13	(.37)	—	(.37)	10.06	1.25	29,592	1.39		3.63		1.39		3.63		1.38		3.64		10
2005	9.95	.39	.36	.75	(.40)	—	(.40)	10.30	7.61	29,872	1.41		3.83		1.41		3.83		1.40		3.83		27
2004	10.45	.44	(.51)	(.07)	(.43)	—	(.43)	9.95	(.65)	30,917	1.40		4.28		1.40		4.28		1.40		4.29		6
2003	10.28	.45	.24	.69	(.47)	(.05)	(.52)	10.45	6.94	36,374	1.40		4.40		1.40		4.40		1.38		4.41		19
Class R (2/97)
2008(e)	10.07	.22	(.11)	.11	(.22)	—	(.22)	9.96	1.10	80,533.64		*	4.45	*	.64	*	4.45	*	.63	*	4.46	*	14
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07	4.40	83,658.63			4.33		.63		4.33		.62		4.34		12
2006	10.31	.45	(.25)	.20	(.44)	—	(.44)	10.07	1.97	69,866.64			4.38		.64		4.38		.63		4.39		10
2005	9.95	.47	.36	.83	(.47)	—	(.47)	10.31	8.47	64,247.66			4.57		.66		4.57		.65		4.58		27
2004	10.45	.51	(.50)	.01	(.51)	—	(.51)	9.95	.06	61,595.65			5.03		.65		5.03		.65		5.04		6
2003	10.27	.53	.25	.78	(.55)	(.05)	(.60)	10.45	7.86	66,819.65			5.16		.65		5.16		.64		5.17		19

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
MARYLAND											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (9/94)
2008(f)	$10.48	$.20	$(.06)	$.14	$(.20)	$—	$(.20)	$10.42	1.32%	$68,037	1.02	%*	3.88	%*	1.02	%*	3.88	%*	1.01	%*	3.90	%*	12%
2007	10.44	.40	.03	.43	(.39)	—	(.39)	10.48	4.15	68,593	1.07		3.78		1.07		3.78		1.05		3.80		5
2006	10.75	.41	(.27)	.14	(.41)	(.04)	(.45)	10.44	1.34	51,784.89			3.88		.89		3.88		.87		3.90		16
2005	10.36	.43	.41	.84	(.44)	(.01)	(.45)	10.75	8.21	44,385.89			4.01		.89		4.01		.89		4.02		8
2004	10.83	.45	(.47)	(.02)	(.45)	—	(.45)	10.36	(.15)	38,219.92			4.25		.92		4.25		.91		4.26		8
2003	10.24	.48	.60	1.08	(.49)	—	(.49)	10.83	10.74	34,069.93			4.53		.93		4.53		.91		4.55		12
Class B (3/97)
2008(f)	10.50	.16	(.07)	.09	(.16)	—	(.16)	10.43	.84	9,460	1.77	*	3.13	*	1.77	*	3.13	*	1.75	*	3.15	*	12
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50	3.48	10,694	1.82		3.04		1.82		3.04		1.80		3.06		5
2006	10.76	.33	(.27)	.06	(.33)	(.04)	(.37)	10.45	.60	12,234	1.65		3.12		1.65		3.12		1.62		3.14		16
2005	10.38	.35	.40	.75	(.36)	(.01)	(.37)	10.76	7.31	14,082	1.64		3.26		1.64		3.26		1.64		3.27		8
2004	10.84	.37	(.45)	(.08)	(.38)	—	(.38)	10.38	(.78)	14,340	1.67		3.50		1.67		3.50		1.66		3.51		8
2003	10.26	.40	.59	.99	(.41)	—	(.41)	10.84	9.81	15,125	1.68		3.78		1.68		3.78		1.66		3.79		12
Class C (9/94)
2008(f)	10.46	.17	(.07)	.10	(.17)	—	(.17)	10.39	.96	21,813	1.57	*	3.33	*	1.57	*	3.33	*	1.56	*	3.35	*	12
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46	3.63	21,314	1.62		3.24		1.62		3.24		1.60		3.26		5
2006	10.74	.35	(.27)	.08	(.36)	(.04)	(.40)	10.42	.73	17,933	1.44		3.33		1.44		3.33		1.42		3.35		16
2005	10.35	.37	.41	.78	(.38)	(.01)	(.39)	10.74	7.67	15,565	1.44		3.46		1.44		3.46		1.44		3.47		8
2004	10.82	.39	(.46)	(.07)	(.40)	—	(.40)	10.35	(.66)	14,158	1.47		3.70		1.47		3.70		1.46		3.71		8
2003	10.24	.42	.59	1.01	(.43)	—	(.43)	10.82	10.08	13,049	1.48		3.98		1.48		3.98		1.46		3.99		12
Class R (2/92)
2008(f)	10.50	.21	(.07)	.14	(.21)	—	(.21)	10.43	1.34	48,601.82		*	4.08	*	.82	*	4.08	*	.81	*	4.10	*	12
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50	4.37	45,803.87			3.99		.87		3.99		.85		4.01		5
2006	10.77	.43	(.27)	.16	(.43)	(.04)	(.47)	10.46	1.57	39,227.69			4.07		.69		4.07		.67		4.09		16
2005	10.39	.45	.40	.85	(.46)	(.01)	(.47)	10.77	8.33	40,325.69			4.21		.69		4.21		.69		4.22		8
2004	10.85	.47	(.45)	.02	(.48)	—	(.48)	10.39	.17	40,465.72			4.45		.72		4.45		.71		4.46		8
2003	10.27	.50	.59	1.09	(.51)	—	(.51)	10.85	10.86	42,967.73			4.73		.73		4.73		.71		4.75		12

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
2008(f)	.16	%*
2007	.20
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
PENNSYLVANIA											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Expenses		Net Invest- ment Income		Portfolio Turnover Rate
Class A (10/86)
2008(e)	$10.39	$.20	$(.01)	$.19	$(.20)	$—	$(.20)	$10.38	1.86%	$78,458.84		%*	3.90	%*	.84	%*	3.90	%*	.82	%*	3.92	%*	11%
2007	10.33	.40	.06	.46	(.40)	—	(.40)	10.39	4.51	80,966.86			3.84		.86		3.84		.84		3.86		11
2006	10.58	.42	(.25)	.17	(.42)	—	(.42)	10.33	1.63	78,672.87			3.99		.87		3.99		.85		4.01		14
2005	10.16	.45	.42	.87	(.45)	—	(.45)	10.58	8.72	69,636.89			4.31		.89		4.31		.88		4.31		21
2004	10.60	.47	(.45)	.02	(.46)	—	(.46)	10.16	.16	64,455.90			4.51		.90		4.51		.90		4.52		6
2003	10.16	.48	.45	.93	(.49)	—	(.49)	10.60	9.36	69,120.92			4.63		.92		4.63		.91		4.63		15
Class B (2/97)
2008(e)	10.39	.16	(.01)	.15	(.16)	—	(.16)	10.38	1.48	7,047	1.59	*	3.15	*	1.59	*	3.15	*	1.56	*	3.17	*	11
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39	3.64	7,679	1.61		3.10		1.61		3.10		1.59		3.11		11
2006	10.58	.34	(.24)	.10	(.34)	—	(.34)	10.34	.97	9,791	1.63		3.25		1.63		3.25		1.61		3.26		14
2005	10.16	.37	.42	.79	(.37)	—	(.37)	10.58	7.94	11,999	1.64		3.56		`1.64		3.56		1.63		3.56		21
2004	10.61	.39	(.46)	(.07)	(.38)	—	(.38)	10.16	(.63)	12,051	1.65		3.76		1.65		3.76		1.65		3.77		6
2003	10.17	.40	.46	.86	(.42)	—	(.42)	10.61	8.59	12,747	1.66		3.87		1.66		3.87		1.66		3.88		15
Class C (2/94)
2008(e)	10.35	.17	(.01)	.16	(.17)	—	(.17)	10.34	1.61	31,203	1.39	*	3.35	*	1.39	*	3.35	*	1.36	*	3.37	*	11
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35	3.89	31,009	1.41		3.29		1.41		3.29		1.39		3.31		11
2006	10.55	.36	(.24)	.12	(.37)	—	(.37)	10.30	1.11	29,778	1.42		3.44		1.42		3.44		1.40		3.46		14
2005	10.13	.39	.43	.82	(.40)	—	(.40)	10.55	8.19	26,370	1.44		3.76		1.44		3.76		1.43		3.76		21
2004	10.57	.41	(.45)	(.04)	(.40)	—	(.40)	10.13	(.37)	23,124	1.45		3.96		1.45		3.96		1.45		3.97		6
2003	10.14	.42	.44	.86	(.43)	—	(.43)	10.57	8.70	21,579	1.46		4.08		1.46		4.08		1.45		4.09		15
Class R (2/97)
2008(e)	10.36	.21	(.01)	.20	(.21)	—	(.21)	10.35	1.99	109,270.64		*	4.10	*	.64	*	4.10	*	.62	*	4.12	*	11
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36	4.66	91,440.66			4.04		.66		4.04		.64		4.06		11
2006	10.56	.44	(.25)	.19	(.44)	—	(.44)	10.31	1.87	57,152.68			4.19		.68		4.19		.66		4.21		14
2005	10.14	.47	.42	.89	(.47)	—	(.47)	10.56	8.99	55,160.69			4.51		.69		4.51		.68		4.52		21
2004	10.58	.49	(.45)	.04	(.48)	—	(.48)	10.14	.39	55,148.70			4.71		.70		4.71		.70		4.72		6
2003	10.15	.50	.44	.94	(.51)	—	(.51)	10.58	9.52	59,240.72			4.83		.72		4.83		.71		4.83		15

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions					Ratios/Supplemental Data
VIRGINIA											Ratios to Average Net Assets Before Credit/ Reimbursement				Ratios to Average Net Assets After Reimbursement(c)				Ratios to Average Net Assets After Credit/ Reimbursement(d)
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains	Total	Ending Net Asset Value	Total Return(b)	Ending Net Assets (000)	Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Expenses(e)		Net Invest- ment Income		Portfolio Turnover Rate
Class A (3/86)
2008(f)	$10.81	$.21	$(.04)	$.17	$(.21)	$—	$(.21)	$10.77	1.55%	$196,861.93		%*	3.95	%*	.93	%*	3.95	%*	.92	%*	3.96	%*	10%
2007	10.74	.43	.06	.49	(.41)	(.01)	(.42)	10.81	4.60	199,092.94			3.89		.94		3.89		.93		3.91		12
2006	11.05	.44	(.28)	.16	(.43)	(.04)	(.47)	10.74	1.52	181,422.84			3.99		.84		3.99		.82		4.01		14
2005	10.62	.47	.47	.94	(.48)	(.03)	(.51)	11.05	9.02	164,054.86			4.32		.86		4.32		.85		4.33		18
2004	11.06	.51	(.42)	.09	(.51)	(.02)	(.53)	10.62	.84	144,911.87			4.65		.87		4.65		.86		4.66		10
2003	10.65	.52	.44	.96	(.53)	(.02)	(.55)	11.06	9.26	154,509.88			4.82		.88		4.82		.87		4.84		16
Class B (2/97)
2008(f)	10.78	.17	(.04)	.13	(.17)	—	(.17)	10.74	1.18	12,705	1.68	*	3.21	*	1.68	*	3.21	*	1.67	*	3.22	*	10
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78	3.86	13,923	1.70		3.14		1.70		3.14		1.68		3.16		12
2006	11.02	.35	(.27)	.08	(.35)	(.04)	(.39)	10.71	.80	17,621	1.60		3.24		1.60		3.24		1.58		3.26		14
2005	10.59	.39	.47	.86	(.40)	(.03)	(.43)	11.02	8.26	20,428	1.61		3.58		1.61		3.58		1.60		3.59		18
2004	11.04	.42	(.41)	.01	(.44)	(.02)	(.46)	10.59	.02	20,735	1.62		3.90		1.62		3.90		1.61		3.91		10
2003	10.63	.44	.45	.89	(.46)	(.02)	(.48)	11.04	8.49	21,242	1.63		4.07		1.63		4.07		1.62		4.08		16
Class C (10/93)
2008(f)	10.80	.18	(.04)	.14	(.18)	—	(.18)	10.76	1.27	36,277	1.48	*	3.40	*	1.48	*	3.40	*	1.47	*	3.41	*	10
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80	4.03	35,868	1.49		3.34		1.49		3.34		1.48		3.36		12
2006	11.03	.38	(.27)	.11	(.37)	(.04)	(.41)	10.73	1.06	30,136	1.39		3.43		1.39		3.43		1.37		3.46		14
2005	10.60	.41	.47	.88	(.42)	(.03)	(.45)	11.03	8.44	24,137	1.41		3.77		1.41		3.77		1.40		3.78		18
2004	11.04	.44	(.41)	.03	(.45)	(.02)	(.47)	10.60	.28	22,017	1.42		4.10		1.42		4.10		1.41		4.11		10
2003	10.63	.46	.44	.90	(.47)	(.02)	(.49)	11.04	8.67	23,054	1.43		4.27		1.43		4.27		1.42		4.28		16
Class R (2/97)
2008(f)	10.77	.22	(.04)	.18	(.22)	—	(.22)	10.73	1.67	92,357.74		*	4.15	*	.74	*	4.15	*	.73	*	4.16	*	10
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77	4.75	77,611.74			4.09		.74		4.09		.73		4.11		12
2006	11.02	.46	(.28)	.18	(.45)	(.04)	(.49)	10.71	1.75	56,842.64			4.19		.64		4.19		.62		4.21		14
2005	10.59	.49	.48	.97	(.51)	(.03)	(.54)	11.02	9.28	53,408.66			4.53		.66		4.53		.65		4.54		18
2004	11.04	.53	(.42)	.11	(.54)	(.02)	(.56)	10.59	.97	50,810.67			4.85		.67		4.85		.66		4.86		10
2003	10.63	.54	.45	.99	(.56)	(.02)	(.58)	11.04	9.52	53,519.68			5.02		.68		5.02		.67		5.04		16

*	Annualized.
(a)	Per share Net Investment Income is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may be different from the price used in the calculation. Total returns are not annualized.
(c)	After expense reimbursement from the Adviser, where applicable.
(d)	After custodian fee credit and expense reimbursement, where applicable.
(e)	The expense ratios in the above table reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, as described in Footnote 1 – Inverse Floating Rate Securities. The amount of this deemed interest expense for such periods expressed as a percentage of average net assets for each class was as follows:

Interest Expense on Floating Rate Obligations to Average Net Assets
2008(f)	.10	%*
2007	.11
2006	—
2005	—
2004	—
2003	—

(f)	For the six months ended November 30, 2007.

See accompanying notes to financial statements.

Annual Investment Management Agreement Approval Process

The Board Members are responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At the annual review meeting held on May 21, 2007 (the “May Meeting”), the Board Members of the Funds, including the Independent Board Members, unanimously approved the continuance of the Investment Management Agreement between each Fund (each, a “Fund”) and Nuveen Asset Management (“NAM”). The foregoing Investment Management Agreements with NAM are hereafter referred to as the “Original Investment Management Agreements.”

Subsequent to the May Meeting, Nuveen Investments, Inc. (“Nuveen”), the parent company of NAM, entered into a merger agreement providing for the acquisition of Nuveen by Windy City Investments, Inc., a corporation formed by investors led by Madison Dearborn Partners, LLC (“MDP”), a private equity investment firm (the “Transaction”). Each Original Investment Management Agreement, as required by Section 15 of the Investment Company Act of 1940 (the “1940 Act”), provides for its automatic termination in the event of its “assignment” (as defined in the 1940 Act). Any change in control of the adviser is deemed to be an assignment. The consummation of the Transaction will result in a change of control of NAM as well as its affiliated sub-advisers and therefore cause the automatic termination of each Original Investment Management Agreement, as required by the 1940 Act. Accordingly, in anticipation of the Transaction, at a meeting held on July 31, 2007 (the “July Meeting”), the Board Members, including the Independent Board Members, unanimously approved new Investment Management Agreements (the “New Investment Management Agreements”) with NAM on behalf of each Fund to take effect immediately after the Transaction or shareholder approval of the new advisory contracts, whichever is later. The 1940 Act also requires that each New Investment Management Agreement be approved by the respective Fund’s shareholders in order for it to become effective. Accordingly, to ensure continuity of advisory services, the Board Members, including the Independent Board Members, unanimously approved Interim Investment Management Agreements to take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements.

Because the information provided and considerations made at the annual review at the May Meeting continue to be relevant with respect to the evaluation of the New Investment Management Agreements, the Board considered the foregoing as part of its deliberations of the New Investment Management Agreements. Accordingly, as indicated, the discussions immediately below outline the materials and information presented to the Board in connection with the Board’s prior annual review and the analysis undertaken and the conclusions reached by the Board Members when determining to continue the Original Investment Management Agreements.

I. Approval of the Original Investment Management Agreements

During the course of the year, the Board received a wide variety of materials relating to the services provided by NAM and the performance of the Funds. At each of its quarterly meetings, the Board reviewed investment performance and various matters relating to the operations of the Funds and other Nuveen funds, including the compliance program, shareholder services, valuation, custody, distribution and other information relating to the nature, extent and quality of services provided by NAM. Between the regularly scheduled quarterly meetings, the Board Members received information on particular matters as the need arose.

In preparation for their considerations at the May Meeting, the Independent Board Members also received extensive materials, well in advance of the meeting, which outlined or are related to, among other things:

•	the nature, extent and quality of services provided by NAM;

•	the organization and business operations of NAM, including the responsibilities of various departments and key personnel;

•

each Fund’s past performance as well as the Fund’s performance compared to funds with similar investment objectives based on data and information provided by an independent third party and to customized benchmarks;

•	the profitability of Nuveen and certain industry profitability analyses for unaffiliated advisers;

•	the expenses of Nuveen in providing the various services;

•

the advisory fees and total expense ratios of each Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by an independent third party (the “Peer Universe”) as well as compared to a subset of funds within the Peer Universe (the “Peer Group”) of the respective Fund (as applicable);

•	the advisory fees NAM assesses to other types of investment products or clients;

•	the soft dollar practices of NAM, if any; and

•	from independent legal counsel, a legal memorandum describing among other things, applicable laws, regulations and duties in reviewing and approving advisory contracts.

At the May Meeting, NAM made a presentation to, and responded to questions from, the Board. The Independent Board Members also met privately with their legal counsel to review the Board’s duties in reviewing advisory contracts and considering the renewal of the advisory contracts. The Independent Board Members, in consultation with independent counsel, reviewed the factors set out

Annual Investment Management Agreement Approval Process (continued)

in judicial decisions and Securities and Exchange Commission (“SEC”) directives relating to the renewal of advisory contracts. As outlined in more detail below, the Board Members considered all factors they believed relevant with respect to each Fund, including, but not limited to, the following: (a) the nature, extent and quality of the services to be provided by NAM; (b) the investment performance of the Fund and NAM; (c) the costs of the services to be provided and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of the Fund’s investors. In addition, as noted, the Board Members met regularly throughout the year to oversee the Funds. In evaluating the Original Investment Management Agreements, the Board Members also relied upon their knowledge of NAM, its services and the Funds resulting from their meetings and other interactions throughout the year. It is with this background that the Board Members considered each Original Investment Management Agreement.

A. Nature, Extent and Quality of Services

In considering the renewal of the Original Investment Management Agreements, the Board Members considered the nature, extent and quality of NAM’s services. The Board Members reviewed materials outlining, among other things, Nuveen’s organization and business; the types of services that NAM or its affiliates provide or are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and at the annual review, any initiatives Nuveen had taken for the municipal fund product line. As noted, the Board Members were already familiar with the organization, operations and personnel of NAM due to the Board Members’ experience in governing the respective Funds and working with NAM on matters relating to the Funds.

At the May Meeting, the Board Members also recognized NAM’s investment in additional qualified personnel throughout the various groups in the organization and recommended to NAM that it continue to review staffing needs as necessary. In addition, the Board Members reviewed materials describing the current status, and, in particular, the developments in 2006 with respect to NAM’s investment process, investment strategies (including additional tools used in executing such strategies), personnel (including portfolio management and research teams), trading process, hedging activities, risk management operations (e.g., reviewing credit quality, duration limits, and derivatives use, as applicable), and investment operations (such as enhancements to trading procedures, pricing procedures, and client services). The Board Members also recognized NAM’s investment of resources and efforts to continue to enhance and refine its investment processes.

In addition to advisory services, the Independent Board Members considered the quality of administrative and non-advisory services provided by NAM and noted that NAM and its affiliates provide the Funds with a wide variety of services and officers and other personnel as are necessary for the operations of the Funds, including:

•	product management;

•	fund administration;

•	oversight by shareholder services and other fund service providers;

•	administration of Board relations;

•	regulatory and portfolio compliance; and

•	legal support.

As the Funds operate in a highly regulated industry and given the importance of compliance, the Board Members considered, in particular, NAM’s compliance activities for the Funds and enhancements thereto. In this regard, the Board Members recognized the quality of NAM’s compliance team. The Board Members further noted NAM’s negotiations with other service providers and the corresponding reduction in certain service providers’ fees at the May Meeting.

Based on their review, the Board Members found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Funds under the respective Original Investment Management Agreement were satisfactory.

B. The Investment Performance of the Funds and NAM

At the May Meeting, the Board considered the investment performance for each Fund, including the Fund’s historic performance as well as its performance compared to funds with similar investment objectives (the “Performance Peer Group”) based on data provided by an independent third party (as described below). In addition, the Board Members reviewed portfolio level performance (which does not reflect fund level fees and expenses) against customized benchmarks, as described in further detail below.

In evaluating the performance information during the annual review at the May Meeting, in certain instances, the Board Members noted that the closest Performance Peer Group for a fund may not adequately reflect such fund’s investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund’s performance with that of the Performance Peer Group. These Performance Peer Groups include those for the Nuveen Intermediate Duration Municipal Bond Fund (although such Fund has been reclassified in a more appropriate peer group for 2007).

In addition to the foregoing, with respect to state specific municipal funds, the Board Members also recognized that certain funds do not have a corresponding state specific Performance Peer Group in which case their performance is measured against a more general municipal category for various states. The open-end state municipal funds that utilize the more general category are the Nuveen New Mexico Municipal Bond Fund and the Nuveen Wisconsin Municipal Bond Fund.

Further, with respect to each Fund, the Board Members reviewed performance information including, among other things, total return information compared with such Fund’s Performance Peer Group for the one-, three- and five-year periods (as applicable) ending December 31, 2006. The Board Members also reviewed each Fund’s portfolio level performance (which does not reflect fund level fees and expenses) compared to customized portfolio level benchmarks for the one- and three-year periods ending December 31, 2006 (as applicable). The analysis was used to assess the efficacy of investment decisions against appropriate measures of risk and total return, within specific market segments. This information supplemented the Fund performance information provided to the Board at each of its quarterly meetings. Based on their review, the Board Members determined that each Fund’s investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

During the annual review, the Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. In reviewing the fee schedule for a Fund, the Board Members considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. The Board Members further reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group had significant overlap or even consisted entirely of the same unaffiliated funds. In reviewing the comparisons of fee and expense information, the Board Members recognized that in certain cases, the size of the fund relative to peers, the small size and odd composition of the Peer Group (including differences in objectives and strategies), expense anomalies, timing of information used or other factors impacting the comparisons thereby limited some of the usefulness of the comparative data. Based on their review of the fee and expense information provided, the Board Members determined that each Fund’s net total expense ratio was within an acceptable range compared to peers.

2. Comparisons with the Fees of Other Clients

At the annual review, the Board Members further reviewed data comparing the advisory fees of NAM with fees NAM charges to other clients. Such clients include NAM’s municipal separately managed accounts. In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. As described in further detail above, such additional services include, but are not limited to: product management, fund administration, oversight of third party service providers, administration of Board relations, and legal support. The Board Members noted that the Funds operate in a highly regulated industry requiring extensive compliance functions compared to other investment products. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Board Members believe such facts justify the different levels of fees.

3. Profitability of Nuveen

In conjunction with its review of fees, the Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. At the annual review, the Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last three years, the allocation methodology used in preparing the profitability data as well as the 2006 Annual Report for Nuveen. The Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Board Members noted the enhanced dialogue and information regarding profitability with NAM during the year, including more frequent meetings and updates from Nuveen’s corporate finance group. The Board Members considered Nuveen’s profitability compared with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profit margins of various unaffiliated management firms with similar amounts of assets under management prepared by Nuveen.

In reviewing profitability, the Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations.

Notwithstanding the foregoing, the Board Members reviewed Nuveen’s methodology at the annual review and assumptions for allocating expenses across product lines to determine profitability. Last year, the Board Members also designated an Independent

Annual Investment Management Agreement Approval Process (continued)

Board Member as a point person for the Board to review the methodology determinations during the year and any refinements thereto, which relevant information produced from such process was reported to the full Board. In reviewing profitability, the Board Members recognized Nuveen’s increased investment in its fund business. Based on its review, the Board Members concluded that Nuveen’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Board Members also considered other amounts paid to NAM by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NAM and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits NAM may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangement of each Fund, the Board Members determined that the advisory fees and expenses were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Board Members recognized the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure the shareholders share in these benefits, the Board Members reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees. In addition to advisory fee breakpoints, the Board also approved a complex-wide fee arrangement in 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Board Members noted that the last complex-wide asset level breakpoint for the complex-wide fee schedule was at $91 billion and that the Board Members anticipated further review and/or negotiations prior to the assets of the Nuveen complex reaching such threshold. Based on their review, the Board Members concluded that the breakpoint schedule and complex-wide fee arrangement were acceptable and desirable in providing benefits from economies of scale to shareholders, subject to further evaluation of the complex-wide fee schedule as assets in the complex increase. See Section II, Paragraph D – “Approval of the New Investment Management Agreements – Economies of Scale and Whether Fee Levels Reflect These Economies of Scale” for information regarding subsequent modifications to the complex-wide fee.

E. Indirect Benefits

In evaluating fees, the Board Members also considered any indirect benefits or profits NAM or its affiliates may receive as a result of its relationship with each Fund. In this regard, during the annual review, the Board Members considered, among other things, any sales charges and distribution fees received and retained by the Funds’ principal underwriter, Nuveen Investments, LLC, an affiliate of NAM. The Board Members also recognized that an affiliate of NAM provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Board Members considered whether NAM received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to NAM in managing the assets of the Funds and other clients. With respect to NAM, the Board Members noted that NAM does not currently have any soft dollar arrangements; however, to the extent certain bona fide agency transactions that occur on markets that traditionally trade on a principal basis and riskless principal transactions are considered as generating “commissions,” NAM intends to comply with the applicable safe harbor provisions.

Based on their review, the Board Members concluded that any indirect benefits received by NAM as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Board Members did not identify any single factor discussed previously as all-important or controlling in their considerations to continue an advisory contract. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the Original Investment Management Agreements are fair and reasonable, that NAM’s fees are reasonable in light of the services provided to each Fund and that the Original Investment Management Agreements be renewed.

II. Approval of the New Investment Management Agreements

Following the May Meeting, the Board Members were advised of the potential Transaction. As noted above, the completion of the Transaction would terminate each of the Original Investment Management Agreements. Accordingly, at the July Meeting, the Board of each Fund, including the Independent Board Members, unanimously approved the New Investment Management Agreements on behalf of the respective Funds. Leading up to the July Meeting, the Board Members had several meetings and deliberations with and without Nuveen management present, and with the advice of legal counsel, regarding the proposed Transaction as outlined below.

On June 8, 2007, the Board Members held a special telephonic meeting to discuss the proposed Transaction. At that meeting, the Board Members established a special ad hoc committee comprised solely of Independent Board Members to focus on the Transaction and to keep the Independent Board Members updated with developments regarding the Transaction. On June 15, 2007, the ad hoc committee discussed with representatives of NAM the Transaction and modifications to the complex-wide fee schedule that would generate additional fee savings at specified levels of complex-wide asset growth. Following the foregoing meetings and several subsequent telephonic conferences among Independent Board Members and independent counsel, and between

Independent Board Members and representatives of Nuveen, the Board met on June 18, 2007 to further discuss the proposed Transaction. Immediately prior to and then again during the June 18, 2007 meeting, the Independent Board Members met privately with their independent legal counsel. At that meeting, the Board met with representatives of MDP, of Goldman Sachs, Nuveen’s financial adviser in the Transaction, and of the Nuveen Board to discuss, among other things, the history and structure of MDP, the terms of the proposed Transaction (including the financing terms), and MDP’s general plans and intentions with respect to Nuveen (including with respect to management, employees, and future growth prospects). On July 9, 2007, the Board also met to be updated on the Transaction as part of a special telephonic Board meeting. The Board Members were further updated at a special in-person Board meeting held on July 19, 2007 (one Independent Board Member participated telephonically). Subsequently, on July 27, 2007, the ad hoc committee held a telephonic conference with representatives of Nuveen and MDP to further discuss, among other things, the Transaction, the financing of the Transaction, retention and incentive plans for key employees, the effect of regulatory restrictions on transactions with affiliates after the Transaction, and current volatile market conditions and their impact on the Transaction.

In connection with their review of the New Investment Management Agreements, the Independent Board Members, through their independent legal counsel, also requested in writing and received additional information regarding the proposed Transaction and its impact on the provision of services by NAM and its affiliates.

The Independent Board Members received, well in advance of the July Meeting, materials which outlined, among other things:

•

the structure and terms of the Transaction, including MDP’s co-investor entities and their expected ownership interests, and the financing arrangements that will exist for Nuveen following the closing of the Transaction;

•	the strategic plan for Nuveen following the Transaction;

•	the governance structure for Nuveen following the Transaction;

•

any anticipated changes in the operations of the Nuveen funds following the Transaction, including changes to NAM’s and Nuveen’s day-to-day management, infrastructure and ability to provide advisory, distribution or other applicable services to the Funds;

•

any changes to senior management or key personnel who work on Fund related matters (including portfolio management, investment oversight, and legal/compliance) and any retention or incentive arrangements for such persons;

•	any anticipated effect on each Fund’s expense ratio (including advisory fees) following the Transaction;

•	any benefits or undue burdens imposed on the Funds as a result of the Transaction;

•	any legal issues for the Funds as a result of the Transaction;

•

the nature, quality and extent of services expected to be provided to the Funds following the Transaction, changes to any existing services and policies affecting the Funds, and cost-cutting efforts, if any, that may impact such services or policies;

•	any conflicts of interest that may arise for Nuveen or MDP with respect to the Funds;

•	the costs associated with obtaining necessary shareholder approvals and who would bear those costs; and

•	from legal counsel, a memorandum describing the applicable laws, regulations and duties in approving advisory contracts, including, in particular, with respect to a change of control.

Immediately preceding the July Meeting, representatives of MDP met with the Board to further respond to questions regarding the Transaction. After the meeting with MDP, the Independent Board Members met with independent legal counsel in executive session. At the July Meeting, Nuveen also made a presentation and responded to questions. Following the presentations and discussions of the materials presented to the Board, the Independent Board Members met again in executive session with their counsel. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to each Fund, including the impact that the Transaction could be expected to have on the following: (a) the nature, extent and quality of services to be provided; (b) the investment performance of the Funds; (c) the costs of the services and profits to be realized by Nuveen and its affiliates; (d) the extent to which economies of scale would be realized; and (e) whether fee levels reflect those economies of scale for the benefit of investors. As noted above, during the past year, the Board Members had completed their annual review of the respective Original Investment Management Agreements and many of the factors considered at such reviews were applicable to their evaluation of the New Investment Management Agreements. Accordingly, in evaluating such agreements, the Board Members relied upon their knowledge and experience with NAM and considered the information received and their evaluations and conclusions drawn at the reviews. While the Board reviewed many Nuveen funds at the July Meeting, the Independent Board Members evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately in respect of each Fund.

Annual Investment Management Agreement Approval Process (continued)

A. Nature, Extent and Quality of Services

In evaluating the nature, quality and extent of the services expected to be provided by NAM under the New Investment Management Agreements, the Independent Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of NAM; the potential implications of regulatory restrictions on the Funds following the Transaction; the ability of NAM and its affiliates to perform their duties after the Transaction; and any anticipated changes to the current investment and other practices of the Funds.

The Board noted that the terms of each New Investment Management Agreement, including the fees payable thereunder, are substantially identical to those of the Original Investment Management Agreement relating to the same Fund (with both reflecting reductions to fee levels in the complex-wide fee schedule for complex-wide assets in excess of $80 billion that have an effective date of August 20, 2007). The Board considered that the services to be provided and the standard of care under the New Investment Management Agreements are the same as the corresponding Original Investment Management Agreements. The Board Members further noted that key personnel of NAM who have responsibility for the Funds in each area, including portfolio management, investment oversight, fund management, fund operations, product management, legal/compliance and board support functions, are expected to be the same following the Transaction. The Board Members considered and are familiar with the qualifications, skills and experience of such personnel. The Board also considered certain information regarding any anticipated retention or incentive plans designed to retain key personnel. Further, the Board Members noted that no changes to Nuveen’s infrastructure or operations as a result of the Transaction were anticipated other than potential enhancements as a result of an expected increase in the level of investment in such infrastructure and personnel. The Board noted MDP’s representations that it does not plan to have a direct role in the management of Nuveen, appointing new management personnel, or directly impacting individual staffing decisions. The Board Members also noted that there were not any planned “cost cutting” measures that could be expected to reduce the nature, extent or quality of services. After consideration of the foregoing, the Board Members concluded that no diminution in the nature, quality and extent of services provided to the Funds and their shareholders by NAM is expected.

In addition to the above, the Board Members considered potential changes in the operations of each Fund. In this regard, the Board Members considered the potential effect of regulatory restrictions on the Funds’ transactions with future affiliated persons. During their deliberations, it was noted that, after the Transaction, a subsidiary of Merrill Lynch is expected to have an ownership interest in Nuveen at a level that will make Merrill Lynch an affiliated person of Nuveen. The Board Members recognized that applicable law would generally prohibit the Funds from engaging in securities transactions with Merrill Lynch as principal, and would also impose restrictions on using Merrill Lynch for agency transactions. They recognized that having MDP and Merrill Lynch as affiliates may restrict the Nuveen funds’ ability to invest in securities of issuers controlled by MDP or issued by Merrill Lynch and its affiliates even if not bought directly from MDP or Merrill Lynch as principal. They also recognized that various regulations may require the Nuveen funds to apply investment limitations on a combined basis with affiliates of Merrill Lynch. The Board Members considered information provided by NAM regarding the potential impact on the Nuveen funds’ operations as a result of these regulatory restrictions. The Board Members considered, in particular, the Nuveen funds that may be impacted most by the restricted access to Merrill Lynch, including: municipal funds (particularly certain state-specific funds), senior loan funds, taxable fixed income funds, preferred security funds and funds that heavily use derivatives. The Board Members considered such funds’ historic use of Merrill Lynch as principal in their transactions and information provided by NAM regarding the expected impact resulting from Merrill Lynch’s affiliation with Nuveen and available measures that could be taken to minimize such impact. NAM informed the Board Members that, although difficult to determine with certainty, its management did not believe that MDP’s or Merrill Lynch’s status as an affiliate of Nuveen would have a material adverse effect on any Nuveen fund’s ability to pursue its investment objectives and policies.

In addition to the regulatory restrictions considered by the Board, the Board Members also considered potential conflicts of interest that could arise between the Nuveen funds and various parties to the Transaction and discussed possible ways of addressing such conflicts.

Based on its review along with its considerations regarding services at the annual review, the Board concluded that the Transaction was not expected to adversely affect the nature, quality or extent of services provided by NAM and that the expected nature, quality and extent of such services supported approval of the New Investment Management Agreements.

B. Performance of the Funds

With respect to the performance of the Funds, the Board considered that the portfolio management personnel responsible for the management of the Funds’ portfolios were expected to continue to manage the portfolios following the completion of the Transaction.

In addition, the Board Members recently reviewed Fund performance at the May Meeting as described above and determined such Funds’ performance was satisfactory or better. The Board Members further noted that the investment policies and strategies were not expected to change as a result of the Transaction.

In light of the foregoing factors, along with the prior findings regarding performance at the annual review, the Board concluded that its findings with respect to performance supported approval of the New Investment Management Agreements.

C. Fees, Expenses and Profitability

As described in more detail above, during the annual review, the Board Members considered, among other things, the management fees and expenses of the Funds, the breakpoint schedules, and comparisons of such fees and expenses with peers. At the annual review, the Board Members determined that the respective Fund’s advisory fees and expenses were reasonable. In evaluating the profitability of Nuveen under the New Investment Management Agreements, the Board Members considered their conclusions at their prior reviews and whether the management fees or other expenses would change as a result of the Transaction. As described above, the investment management fee for NAM is composed of two components – a fund-level component and complex-wide level component. The fee schedule under the New Investment Management Agreements to be paid to NAM is identical to that under the Original Investment Management Agreements, including the modified complex-wide fee schedule. As noted above, the Board recently approved a modified complex-wide fee schedule that would generate additional fee savings on complex-wide assets above $80 billion. The modifications have an effective date of August 20, 2007 and are part of the Original Investment Management Agreements. Accordingly, the terms of the complex-wide component under the New Investment Management Agreements are the same as under the Original Investment Management Agreements. The Board Members also noted that Nuveen has committed for a period of two years from the date of closing of the Transaction that it will not increase gross management fees for any Nuveen fund and will not reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels (subject to certain potential adjustments noted below). Based on the information provided, the Board Members did not expect that overall Fund expenses would increase as a result of the Transaction.

In addition, the Board Members considered that additional fund launches were anticipated after the Transaction which would result in an increase in total assets under management in the complex and a corresponding decrease in overall management fees under the complex-wide fee schedule. Taking into consideration the Board’s prior evaluation of fees and expenses at the annual renewal, and the modification to the complex-wide fee schedule, the Board determined that the management fees and expenses were reasonable.

While it is difficult to predict with any degree of certainty the impact of the Transaction on Nuveen’s profitability for its advisory activities, at the recent annual review, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities was reasonable. During the year, the Board Members had noted the enhanced dialogue regarding profitability and the appointment of an Independent Board Member as a point person to review methodology determinations and refinements in calculating profitability. Given their considerations at the annual review and the modifications to the complex-wide fee schedule, the Board Members were satisfied that Nuveen’s level of profitability for its advisory activities continues to be reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Board Members have been cognizant of economies of scale and the potential benefits resulting from the costs of a Fund being spread over a larger asset base. To help ensure that shareholders share in the benefits derived from economies of scale, the Board adopted the complex-wide fee arrangement in 2004. At the May Meeting, the Board Members reviewed the complex-wide fee arrangements and noted that additional negotiations may be necessary or appropriate as the assets in the complex approached the $91 billion threshold. In light of this assessment coupled with the upcoming Transaction, at the June 15, 2007 meeting, the ad hoc committee met with representatives of Nuveen to further discuss modifications to the complex-wide fee schedule that would generate additional savings for shareholders as the assets of the complex grow. The proposed terms for the complex-wide fee schedule are expressed in terms of targeted cumulative savings at specified levels of complex-wide assets, rather than in terms of targeted marginal complex-wide fee rates. Under the modified schedule, the schedule would generate additional fee savings beginning at complex-wide assets of $80 billion in order to achieve targeted cumulative annual savings at $91 billion of $28 million on a complex-wide level (approximately $0.6 million higher than those generated under the then current schedule) and generate additional fee savings for asset growth above complex-wide assets of $91 billion in order to achieve targeted annual savings at $125 billion of assets of approximately $50 million on a complex-wide level (approximately $2.2 million higher annually than that generated under the then current schedule). At the July Meeting, the Board approved the modified complex-wide fee schedule for the Original Investment Management Agreements and these same terms will apply to the New Investment Management Agreements. Accordingly, the Board Members believe that the breakpoint schedules and revised complex-wide fee schedule are appropriate and desirable in ensuring that shareholders participate in the benefits derived from economies of scale.

E. Indirect Benefits

During their recent annual review, the Board Members considered any indirect benefits that NAM may receive as a result of its relationship with the Funds, as described above. As the policies and operations of Nuveen are not anticipated to change significantly after the Transaction, such indirect benefits should remain after the Transaction. The Board Members further considered any additional indirect benefits to be received by NAM or its affiliates after the Transaction. The Board Members noted that other than benefits from its ownership interest in Nuveen and indirect benefits from fee revenues paid by the Funds under the management agreements and other Board-approved relationships, it was currently not expected that MDP or its affiliates would derive any benefit from the Funds as a result of the Transaction or transact any business with or on behalf of the Funds (other than perhaps potential Fund acquisitions, in secondary market transactions, of securities issued by MDP portfolio companies); or that Merrill Lynch or its affiliates would derive any benefits from the Funds as a result of the Transaction (noting that, indeed, Merrill Lynch would stand to experience the discontinuation of principal transaction activity with the Nuveen funds and likely would experience a noticeable reduction in the volume of agency transactions with the Nuveen funds).

Annual Investment Management Agreement Approval Process (continued)

F. Other Considerations

In addition to the factors above, the Board Members also considered the following with respect to the Funds:

•

Nuveen would rely on the provisions of Section 15(f) of the 1940 Act. Section 15(f) provides, in substance, that when a sale of a controlling interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as (i) during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must not be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser and (ii) an “unfair burden” (as defined in the 1940 Act, including any interpretations or no-action letters of the SEC) must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understanding applicable thereto. In this regard, to help ensure that an unfair burden is not imposed on the Nuveen funds, Nuveen has committed for a period of two years from the date of the closing of the Transaction (i) not to increase gross management fees for any Nuveen fund; (ii) not to reduce voluntary expense reimbursement levels for any Nuveen fund from their currently scheduled prospective levels during that period (such commitment, however, may exclude or be adjusted for the impact of future class-specific expense allocation protocol changes for a particular mutual fund); (iii) that no Nuveen fund whose portfolio is managed by a Nuveen affiliate shall use Merrill Lynch as a broker with respect to portfolio transactions done on an agency basis, except as may be approved in the future by the Compliance Committee of the Board; and (iv) that NAM shall not cause the Funds and other municipal funds that NAM manages, as a whole, to enter into portfolio transactions with or through the other minority owners of Nuveen, on either a principal or an agency basis, to a significantly greater extent than both what one would expect an investment team to use such firm in the normal course of business, and what NAM has historically done, without prior Board or Compliance Committee approval (excluding the impact of proportionally increasing the use of such other “minority owners” to fill the void necessitated by not being able to use Merrill Lynch).

•

The Funds would not incur any costs in seeking the necessary shareholder approvals for the New Investment Management Agreements (except for any costs attributed to seeking shareholder approvals of Fund specific matters unrelated to the Transaction, such as approval of Board Members, in which case a portion of such costs will be borne by the applicable Funds).

•	The reputation, financial strength and resources of MDP.

•	The long-term investment philosophy of MDP and anticipated plans to grow Nuveen’s business to the benefit of the Nuveen funds.

•

The benefits to the Nuveen funds as a result of the Transaction including: (i) as a private company, Nuveen may have more flexibility in making additional investments in its business; (ii) as a private company, Nuveen may be better able to structure compensation packages to attract and retain talented personnel; (iii) as certain of Nuveen’s distribution partners are expected to be equity or debt investors in Nuveen, Nuveen may be able to take advantage of new or enhanced distribution arrangements with such partners; and (iv) MDP’s experience, capabilities and resources that may help Nuveen identify and acquire investment teams or firms and finance such acquisitions.

G. Conclusion

The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of the New Investment Management Agreements are fair and reasonable, that the fees therein are reasonable in light of the services to be provided to each Fund and that the New Investment Management Agreements should be approved and recommended to shareholders.

III. Approval of Interim Contracts

As noted above, at the July Meeting, the Board Members, including the Independent Board Members, unanimously approved the Interim Investment Management Agreements. If necessary to assure continuity of advisory services, the Interim Investment Management Agreements will take effect upon the closing of the Transaction if shareholders have not yet approved the New Investment Management Agreements. The terms of each Interim Investment Management Agreement are substantially identical to those of the corresponding Original Investment Management Agreement and New Investment Management Agreement, respectively, except for certain term and escrow provisions. In light of the foregoing, the Board Members, including the Independent Board Members, unanimously determined that the scope and quality of services to be provided to the Funds under the respective Interim Investment Management Agreement are at least equivalent to the scope and quality of services provided under the applicable Original Investment Management Agreement.

Notes

Notes

Notes

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of the number of years to maturity of the bonds in a Fund’s portfolio, computed by weighting each bond’s time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio’s residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment’s current annualized dividend divided by its current offering price.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Fund Information

Fund Manager Nuveen Asset Management 333 West Wacker Drive Chicago, IL 60606	Legal Counsel Chapman and Cutler LLP Chicago, IL Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP Chicago, IL Custodian State Street Bank & Trust Company Boston, MA	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Investment Policy Change: On September 19, 2007, the Board of Trustees voted to authorize all of Nuveen’s non-insured open-end municipal bond Funds not already so authorized the capability of investing up to 20% of their net assets in below-investment grade (“high yield” or “junk”) municipal securities. This investment policy change, effective October 31, 2007, will give the Funds’ portfolio managers greater flexibility to enhance: (1) income, (2) potential total return, both absolute and on a risk-adjusted basis, and (3) portfolio diversification.

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund’s (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (“SEC”). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Learn more

about Nuveen Funds at

www.nuveen.com/mf

Nuveen Investments:

SERVING Investors

For GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients’ different needs.

Managing approximately $170 billion in assets as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on “blue-chip” growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

Find out how we can help you reach your financial goals.

An investor should carefully consider the Fund’s objectives, risks, charges and expenses before investing. For a prospectus containing this and other information about the Fund, please contact your financial advisor or Nuveen Investments at (800) 257-8787. Read the prospectus carefully before you invest or send money.

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MSA-MS1-1107D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants

Not applicable to this registrant.

Item 6. Schedule of Investments

See Portfolio of Investments in Item 1

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust I

By	(Signature and Title)*	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date February 8, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)*	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date February 8, 2008

By	(Signature and Title)*	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date February 8, 2008

*	Print the name and title of each signing officer under his or her signature.